UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Invitation Homes Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

invitation homes

Reynolds Bend
Atlanta, GA

2026 Proxy Statement

Notice of Annual Meeting of Stockholders May 7, 2026

Differentiated Portfolio and Platform

We are strategically positioned around three pillars that enhance growth and the resident experience.

POWER OF OUR PLATFORM

- Unmatched scale & density
- Proprietary technology
- Optimization
- Centralization

DIVERSITY OF GROWTH CHANNELS

- Accretive acquisitions
- Strategic partnerships
- Construction lending
- Third party management
- In-house development capability

PREMIER CUSTOMER EXPERIENCE

- Resident satisfaction
- Customer-centricity
- Value-add services
- Genuine CARE™

RESIDENT SATISFACTION DRIVES RENEWALS, LOWERS TURNOVER, AND STRENGTHENS RETURNS

>3 years
Same Store average resident tenure

96.8%
Same Store average occupancy rate

79%
Same Store average renewal rate

4.8 ★★★★★
Average stars on post-maintenance surveys

4.1 ★★★★
Cumulative all-time Google/Yelp rating

The housing needs of American families continue to evolve, and the role Invitation Homes plays in today’s market has only grown more essential. While many people aspire to own a home, rising costs, limited supply, and lifestyle shifts have made leasing a high quality single family home an increasingly important and valued option. Families choose our homes for the savings and flexibility they offer, and they stay because of the experience our teams deliver every day.

Over the past year, Invitation Homes continued to execute with discipline and purpose. Our teams remained focused on delivering reliable growth, strengthening our foundation, and enhancing the resident experience that sets us apart. I am pleased to highlight several achievements from this past year:

•	We again delivered solid operational and financial performance, supported by consistent demand, strong retention, and continued execution across our core growth markets.

•	We deepened our partnerships with leading homebuilders, allowing us to deliver thousands of newly constructed homes.

•

We advanced our efforts to bring additional supply to our markets through the launch of our developer lending program and our acquisition of ResiBuilt in January 2026, which together expand our ability to support builders, deliver well located new homes, and deepen our presence across high demand communities.

•	We continued to enhance the strength and flexibility of our balance sheet through proactive capital management and a disciplined approach to investment.

•

We sharpened our purpose and refreshed our core values, keeping Genuine CARE™ at the heart of how we serve residents. Our commitment to quality, responsiveness, and transparent communication drove strong customer satisfaction, supported sector leading occupancy, and contributed to an average resident tenure that continues to exceed three years.

•

Our associates showed meaningful commitment to the communities where we live and work by contributing thousands of volunteer hours, supporting our SkillUp partnerships, and participating in our matching gift program.

These accomplishments position us well as we look to the year ahead, and they reflect the dedication of our teams and the trust our residents and stockholders place in us. With that momentum and our continued focus on disciplined growth and operational excellence, we now turn to the important business of our Annual Meeting.

It is my privilege to invite you to the 2026 Annual Meeting of Stockholders of Invitation Homes Inc. The meeting will be held virtually on May 7, 2026, at 9:30 a.m. Eastern Time. At the Annual Meeting, stockholders will be asked to elect directors for a one year term, ratify the selection of our independent auditor, approve the compensation of our named executive officers, approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan, and address the other matters described in the accompanying Notice and Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, I encourage you to vote your shares at your earliest convenience. You may vote by mail, and most stockholders also have access to Internet or telephone voting. Instructions are included with your proxy materials.

Thank you for your investment in Invitation Homes and for your continued confidence in our company.

Dallas B. Tanner
Co-founder, President & Chief Executive Officer

Notice of 2026 Annual Meeting of Stockholders

Date and Time Thursday, May 7, 2026 9:30 a.m. Eastern Time Virtual Location www.virtualshareholder meeting.com/INVH2026 Record Date March 17, 2026	Items of Business Proposal		Voting Recommendation	Additional Information
	1	To elect the director nominees listed in the Proxy Statement.	FOR each nominee	page 6
	2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.	FOR	page 44
	3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.	FOR	page 48
	4	To approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan.	FOR	page 88

Virtual Location

You will be able to attend the Annual Meeting, vote, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/INVH2026. You will need your 16-Digit Control Number included on your Notice of 2026 Annual Meeting of Stockholders or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

Record Date

The Board of Directors of Invitation Homes Inc. established the close of business on March 17, 2026, as the record date for the Annual Meeting. Accordingly, holders of record of our common stock at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments of the meeting.

Voting By Proxy

To ensure your shares are voted, you may vote your shares over the Internet, by telephone, or by requesting a proxy card to complete, sign, and return by mail. If your shares are held by a broker, bank, or other nominee, please follow their instructions to authorize your proxy.

By Order of the Board of Directors of Invitation Homes Inc.,

Mark A. Solls

Executive Vice President, Chief Legal Officer and Secretary / Dallas, Texas / March 26, 2026

This Notice of 2026 Annual Meeting of Stockholders and Proxy Statement are first being distributed or made available, as the case may be, on or about March 26, 2026.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 7, 2026

The Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and Invitation Homes Inc.’s Annual Report are available free of charge at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

2026 Proxy Statement

Proxy Statement

March 26, 2026

General Information

Why am I receiving these materials?

This Proxy Statement and related proxy materials are first being made available to stockholders of Invitation Homes Inc., a Maryland corporation (“Invitation Homes,” the “Company,” “we,” “our,” or “us”) on or about March 26, 2026, for use at our 2026 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, May 7, 2026, at 9:30 a.m. Eastern Time, and any adjournments or postponements thereof. This year’s Annual Meeting will be a completely virtual meeting of stockholders. You are invited to attend the virtual Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/INVH2026. Proxies are being solicited by the Board of Directors of the Company (the “Board”) to give all stockholders of record at the close of business on March 17, 2026 (the “Record Date”), an opportunity to vote on matters properly presented at the Annual Meeting. The mailing address of our principal executive offices is Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240.

What am I voting on?

There are four proposals to be considered and voted on at the Annual Meeting:

Proposal 1:	To elect the director nominees listed in this Proxy Statement.

Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

Proposal 3:	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.

Proposal 4:	To approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan.

Who is entitled to vote?

Stockholders as of the close of business on the Record Date may vote at the Annual Meeting or any postponement or adjournment thereof. As of the Record Date, there were 599,446,021 shares of our common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:

•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and

•

Held for you in an account with a broker, bank, or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the broker, bank or other nominee how to vote their shares. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.

What constitutes a quorum?

The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum to transact business at the Annual Meeting. Stockholders who properly authorize a proxy but who instruct their proxy holder to abstain from voting on one or more matters are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes,” described below, that are present and entitled to vote at the Annual Meeting will be counted for purposes of determining a quorum.

2026 Proxy Statement	1

General Information

What is a “broker non-vote”?

A broker non-vote occurs when shares held by a broker, bank, or other nominee are not voted with respect to a proposal because (1) the broker, bank, or other nominee has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker, bank, or other nominee lacks the authority to vote the shares at his/her discretion. Under current New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes, Proposals 1, 3, and 4 are considered non-discretionary matters, and a broker, bank or other nominee will lack the authority to vote shares at his/her discretion on such proposals. Proposal 2 is considered a discretionary matter, and a broker, bank, or other nominee will be permitted to exercise his/her discretion. This means that, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other nominee, your shares will not be voted on Proposals 1, 3 and 4 but may be voted on Proposal 2 in the discretion of your broker, bank, or other nominee.

How many votes are required to approve each proposal?

With respect to the election of directors (Proposal 1), under our Amended and Restated Bylaws (the “Bylaws”), directors are elected by a plurality vote, which means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected. There is no cumulative voting in the election of directors.

With respect to the ratification of our independent registered public accounting firm (Proposal 2), the approval, in a non-binding advisory vote, of the compensation paid to our named executive officers (Proposal 3), and the approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan (Proposal 4), under our Bylaws, approval of each proposal requires a majority of the votes cast.

How are votes counted?

With respect to the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. Broker non-votes will not affect the outcome of this proposal.

With respect to the ratification of our independent registered public accounting firm (Proposal 2), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” For Proposal 2, abstentions will not affect the outcome of this proposal; however, as this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

With respect to the approval, in a non-binding advisory vote, of the compensation paid to our named executive officers (Proposal 3) and the approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan (Proposal 4) you may vote “FOR,” “AGAINST,” or “ABSTAIN.” For Proposals 3 and 4, abstentions and broker non-votes will not affect the outcome of these proposals.

If you sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the proposals and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares as set forth below:

Proposal 1:	To elect the director nominees listed in this Proxy Statement.

“FOR” the election of each director nominee listed in this Proxy Statement.

Our Board unanimously believes that all of the director nominees listed in this Proxy Statement have the requisite qualifications to provide effective oversight of the Company’s business and management.

2

General Information

Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

Our Audit Committee and the Board believe that the retention of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 is in the best interest of the Company and its stockholders.

Proposal 3:	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.

“FOR” the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers.

We are seeking a non-binding advisory vote to approve, and our Board recommends that you approve, the 2025 compensation paid to our named executive officers, which is described in the section of this Proxy Statement titled “Executive Compensation—Compensation Discussion and Analysis.”

Proposal 4:	To approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan.

“FOR” to approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan.

We are seeking the approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan (the “2026 Plan”) to continue our ability to provide our officers, other employees, and non-employee directors, equity incentive awards that reward their service and performance. The 2026 Plan is intended to replace the Invitation Homes Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”).

How do I vote my shares without attending the Annual Meeting?

Your vote is important, and we encourage you to vote promptly. If you are a stockholder of record, you may vote your shares in the following ways:

By Internet—If you have Internet access, you may vote by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your proxy card in order to vote by Internet.

By Telephone—If you have access to a touch-tone telephone, you may vote by dialing 1-800-690-6903 and by following the recorded instructions. You will need the control number included on your proxy card in order to vote by telephone.

By Mail—You may vote by mail by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the envelope that has been provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on May 6, 2026, and mailed proxy cards must be received no later than May 6, 2026.

When and where will the Annual Meeting be held?

Our Annual Meeting will be held at 9:30 a.m. Eastern Time, on Thursday, May 7, 2026, via live audio webcast, online at www.virtualshareholdermeeting.com/INVH2026. For information on how to attend the virtual Annual Meeting, see “General Information—How do I attend and vote my shares at the virtual Annual Meeting.”

2026 Proxy Statement	3

General Information

How do I attend and vote my shares at the virtual Annual Meeting?

Our Board of Directors considers the appropriate format of the stockholder meeting on an annual basis. This year’s Annual Meeting will be a virtual meeting, conducted via live audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/INVH2026. If you virtually attend the Annual Meeting, you can vote your shares electronically, and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/INVH2026. A summary of the information you need to attend the Annual Meeting via the Internet is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/INVH2026;

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/INVH2026 on the day of the Annual Meeting;

•

Stockholders may vote and submit questions while attending the Annual Meeting via the Internet (for information on how to ask questions during the virtual Annual Meeting, see “General Information—How can I ask questions at the virtual Annual Meeting?”); and

•

You will need your control number that is included in your Notice of Internet Availability of Proxy Materials, or if you received a printed copy of the proxy materials, in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.

Whether you plan to attend the Annual Meeting or not, we encourage you to vote in advance over the Internet, by telephone, or mail so that your vote will be counted if you do not vote at the Annual Meeting.

Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. Stockholders at the virtual-only meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions at the Annual Meeting. We believe that hosting a virtual meeting provides expanded access, improved communication, and cost savings for our stockholders and the Company. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website at www.virtualshareholdermeeting.com/INVH2026 during the Annual Meeting.

In addition, the virtual format allows stockholders to ask questions of our Board or management during the live Q&A session of the Annual Meeting. At that time, we will answer questions as they come in, to the extent relevant to the business of the Annual Meeting, as time permits. In the event any pertinent questions cannot be answered during the Annual Meeting due to time constraints, such questions and management’s answers will be made publicly available on our investor relations website promptly after the virtual Annual Meeting. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, we provide an opportunity for stockholders to contact our investor relations department separately at (844) 456-INVH (4684) or ir@invitationhomes.com.

How can I ask questions at the virtual Annual Meeting?

If you wish to submit a question during the Annual Meeting, log into the Annual Meeting website at www.virtualshareholdermeeting.com/INVH2026, type your question into the “Ask a Question” field, and click “Submit.” As noted above, we will answer questions as they come in, to the extent relevant to the business of the Annual Meeting, as time permits. Consistent with our prior annual meetings, we kindly ask stockholders not to ask more than one question to allow us to answer questions from as many stockholders as possible. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together. Off-topic, personal, or other inappropriate questions will not be answered.

To be sure that all stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, all of our Board members and executive officers are expected to join the Annual Meeting. If you want to participate in our Annual Meeting, but cannot submit your question using the Annual Meeting website, please contact our investor relations department at (844) 456-INVH (4684) or ir@invitationhomes.com for accommodations.

4

General Information

What can I do if I need technical assistance during the virtual Annual Meeting?

If you encounter any difficulties accessing or participating in the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting log-in page at www.virtualshareholdermeeting.com/INVH2026. Technicians will be available to assist you.

If I can’t participate in the live Annual Meeting webcast, can I listen to it later?

The Annual Meeting will be recorded. A webcast playback will be available to the public at www.virtualshareholdermeeting.com/INVH2026 and under “Investor Relations”—“News & events”—“Events & presentations” on the Company’s website (www.invh.com) within approximately 24 hours after the completion of the Annual Meeting. No one attending the Annual Meeting via the webcast or telephone is permitted to use any audio recording device.

May I change my vote or revoke my proxy?

Yes. Whether you have authorized a proxy by Internet, telephone, or mail, if you are a stockholder of record, you may change your voting instructions or revoke your proxy by:

•

Sending a written statement to that effect to our Corporate Secretary at Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240, provided such statement is received no later than May 6, 2026;

•	Authorizing a proxy again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on May 6, 2026;

•

Submitting a properly signed proxy card with a later date that is received by our Corporate Secretary at Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240, no later than May 6, 2026; or

•	Attending the Annual Meeting and voting during the Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank, or other nominee, or as otherwise provided in the instructions provided to you by your broker, bank, or other nominee.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we are not aware of any matters that may be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers, and other Company associates (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers, banks, and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

2026 Proxy Statement	5

PROPOSAL NO. 1

Election of Directors

The Board of Directors unanimously recommends that you vote “FOR” the election of each director nominee.

At present, the number of directors that comprise our Board is ten. At the recommendation of the Nominating and Corporate Governance Committee, effective as of the Annual Meeting, the Board set the number of directors that will comprise our Board at nine. Our Board has considered, and at the recommendation of the Nominating and Corporate Governance Committee, nominated each of the following nominees for a one-year term expiring at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) or until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement, disqualification or removal: Michael D. Fascitelli, Dallas B. Tanner, Jana Cohen Barbe, H. Wyman Howard III, Jeffrey E. Kelter, Kellyn Smith Kenny, Joseph D. Margolis, Frances Aldrich Sevilla-Sacasa, and Keith D. Taylor. Action will be taken at the Annual Meeting for the election of these nominees.

Our Board did not nominate John B. Rhea, current member of our Board, to stand for re-election when his current term expires at the Annual Meeting. We are grateful to have benefited from Mr. Rhea’s expertise, valuable business insights and strong commitment to Invitation Homes and our stockholders.

All of the nominees have indicated that they will be willing and able to serve as directors, but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board, unless the Board alternatively acts to reduce the size of the Board or maintain a vacancy on the Board in accordance with our Bylaws. The Board has no reason to believe that any such nominees will be unable or unwilling to serve.

We believe that our director nominees bring an extraordinary wealth of experience, skills and backgrounds to the Board. Our Board plays a key role in guiding the purpose, and strategic direction of our Company. Their individual and collective expertise is essential to the execution of our long-term strategy and continuation of our position as a leading home leasing and management company. Learn more about each nominee to our Board under “—Nominees for Election to the Board of Directors in 2026.”

6

Proposal No. 1: Election of Directors

Snapshot of 2026 Director Nominees

Name and Primary Occupation	Age	Director Since	Independent

Michael D. Fascitelli Owner and Principal, MDF Capital LLC; Managing Partner, Imperial Companies; Board of Trustees Member, Vornado Realty Trust; Co-founder, Radius Global Infrastructure, Inc.; Chair of Investment Committee, Senior Advisor, and Board Member, Yieldstreet Inc. (formerly Cadre).	69	2017	●

Dallas B. Tanner President and Chief Executive Officer, Invitation Homes; Director, Roots Management; Member, HOPE Global Board of Advisors; Member, the Policy Advisory Board of the Harvard Joint Center for Housing Studies; Member, Arizona State University Real Estate Advisory Board	45	2019

Jana Cohen Barbe Director, The Boler Company; Senior Partner, Dentons (Retired)	63	2018	●

H. Wyman Howard III Rear Adm., USN (Ret); Director, Bridger Aerospace Group Holdings, Inc.; Partner, Frontier Scientific Solutions; Senior Advisor, McKinsey & Co.	57	2024	●

Jeffrey E. Kelter Founding Partner, KSH Capital; Chairman of the Board of Directors of Bridger Aerospace Group Holdings, Inc.	71	2017	●

Kellyn Smith Kenny Chief Marketing and Growth Officer, AT&T Inc.	48	2025	●

Joseph D. Margolis Chief Executive Officer, Extra Space Storage, Inc.	65	2020	●

Frances Aldrich Sevilla-Sacasa Private Investor; Director, Camden Property Trust; Director, Nomura Funds (formerly Macquarie Funds); Former Chief Executive Officer, Banco Itaú International	70	2023	●

Keith D. Taylor Director, Yumpingo Ltd.; Director, Frozen Logistics, LLC; Former Chief Financial Officer, Equinix, Inc.	64	2023	●

2026 Proxy Statement	7

Proposal No. 1: Election of Directors

Director Nominees’ Qualifications and Background

Skills and Experience

Real Estate / Real Estate Investment Experience in real estate development, operations, investment, and asset management to guide our real estate finance and investment strategies.	●	●	●		●		●		●

Financial / Banking Financial acumen and experience to oversee the quality and integrity of our financial statements, capital structure, and financial strategy.	●	●	●	●	●	●	●	●	●

Risk Management Experience overseeing assessment and management of various forms of risk we face in our business.	●	●	●	●	●	●	●	●	●

Legal / Regulatory / Governance Valuable perspective on government regulations, complex legal matters, corporate responsibility, governance, sustainability, and public policy issues.	●	●	●	●	●		●	●	●

Operations Experience leading complex operations to help us optimize our business model.	●	●		●	●	●	●	●	●

Executive / Robust Leadership Strong strategic insights gained through multi-faceted and challenging business experiences and active leadership ability.	●	●	●	●	●	●	●	●	●

Digital, Technology, or Cybersecurity Experience

Expertise regarding digital capabilities, technological transformation, artificial intelligence (“AI”), and information security, based on executive-level experience in an industry driving digital and technological change or cybersecurity experience through prior professional experience (or a related certification/degree).

			●	●		●			●

Tenure

Years on Board (Avg. 5.3 years)	9	7	8	2	9	1	6	3	3

Background

Gender Diversity (33%)			●			●		●

Latino / Spanish Heritage (10%)								●

Independence (89%)	●		●	●	●	●	●	●	●

8

Proposal No. 1: Election of Directors

Nominees for Election to the Board of Directors in 2026

The following information describes the offices held, other business directorships, and the term of service of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below. The biographical description for each nominee below includes the specific experience, qualifications, attributes, and skills that led to the conclusion by the Board that such person should serve as a director.

Age: 69 Director Since: 2017 Independent Committees: Chairperson of the Board of Directors Skills and Qualifications:	Michael D. Fascitelli

Mr. Fascitelli has served on our Board since November 2017 and was appointed the Chairperson of the Board in May 2021. Prior to the merger with Starwood Waypoint Homes (“SWH”) in November 2017, from January 2016 to November 2017, Mr. Fascitelli served on the Board of SWH and, from January 2014 to January 2016, served on the Board of Starwood Waypoint Residential Trust (“SWAY”), SWH’s predecessor. Since June 2013, Mr. Fascitelli has been the owner and principal of MDF Capital LLC, a private investment firm. Mr. Fascitelli is also a co-founder and a Managing Partner of Imperial Companies, a real estate investment and development company. Mr. Fascitelli has served as member of the Board of Trustees of Vornado Realty Trust (NYSE: VNO) since 1996. He served as the President of Vornado Realty Trust from 1996 to April 2013 and its Chief Executive Officer from May 2009 to April 2013. Mr. Fascitelli served as the President of Alexander’s Inc., a real estate investment trust and an affiliate of Vornado Realty Trust, from December 1996 to April 2013. Prior to joining Vornado Realty Trust in 1996, Mr. Fascitelli was a partner at Goldman Sachs & Co., an investment banking firm, in charge of its real estate practice since 1992. Mr. Fascitelli is also the Co-founder and a former Co-Chairman of Radius Global Infrastructure, Inc. (NASDAQ: RADI), one of the largest international aggregators of rental streams underlying wireless sites through the acquisition and management of ground, tower, rooftop, and in-building cell site leases. Since December 2014, Mr. Fascitelli has served as Chair of the Investment Committee, Senior Advisor and Board Member of Yieldstreet Inc. (formerly Cadre), a private online real estate investment platform. He is a Board member of The Rockefeller University, and a former Board member of Child Mind Institute and the University of Rhode Island Foundation. He is currently a member of the University of Rhode Island Board of Trustees. Mr. Fascitelli is a former Commissioner of the Port Authority of New York and New Jersey and a past Chairman of the Wharton Real Estate Center where he served on the executive committee.

Our Board considered Mr. Fascitelli’s long and successful track record in various leadership roles including his executive experience as President and Chief Executive Officer of Vornado Realty Trust and his extensive knowledge of and experience in the real estate industry, which the Board believes provide us with valuable experience and insight. Additionally, our Board considered Mr. Fascitelli’s broad experience with corporate governance, risk management, and business strategy as a director of several public and private companies.

2026 Proxy Statement	9

Proposal No. 1: Election of Directors

Age: 45 Director Since: 2019 Committees: Investment and Finance Committee Skills and Qualifications:

Dallas B. Tanner

Mr. Tanner has served as our President and Chief Executive Officer (“CEO”) and a Board member since January 2019. As a founding member of our Company’s business, Mr. Tanner was at the forefront of creating the single-family rental industry. He initially served as Executive Vice President and Chief Investment Officer from the Company’s founding in April 2012 until January 2019, as well as interim President from August 2018 to January 2019. Prior to the initial public offering of the Company in February 2017, he served on the Boards of the Company’s predecessor entities. Mr. Tanner has more than 20 years of real estate experience through the establishment of numerous real estate platforms. In 2005, he founded Treehouse Group, for which he privately sourced funds for platform investments, including single-family homes, multifamily properties, manufactured housing, residential land, bridge financing, and property management. Mr. Tanner currently serves as a Board member of Roots Management, a manufactured housing platform with 40,000+ homes that operates in 22 states. He also is a member of the HOPE Global Board of Advisors, the Policy Advisory Board of the Harvard Joint Center for Housing Studies, Arizona State University Real Estate Advisory Board, and the Real Estate Roundtable. Mr. Tanner is named a Henry Crown Fellow by the Aspen Institute. He is actively involved in American Indian Services and served as a missionary in the Netherlands and Belgium.

Our Board considered Mr. Tanner’s extensive hands-on experience in real estate investment, including the establishment of numerous real estate platforms, and as a founding member of our business, experience managing day-to-day operations of our Company and his prior executive positions. Mr. Tanner’s role as our President and CEO brings management perspective to Board deliberations and provides valuable information about the status of our day-to-day operations.

Age: 63 Director Since: 2018 Independent Committees: Audit Committee Nominating and Corporate Governance Committee (Chairperson) Skills and Qualifications:

Jana Cohen Barbe

Ms. Barbe has served on our Board since November 2018. Ms. Barbe also serves as an independent Director of The Boler Company, a family enterprise, and the owner of Hendrickson International, a primary supplier of suspensions and related systems to North American heavy-duty truck and trailer manufacturers and to most manufacturers worldwide. Since 2021, Ms. Barbe has also acted as a strategic business advisor to private equity firms, financial institutions and others on matters relating to affordable housing. Prior to 2021, Ms. Barbe was a partner at Dentons, the largest law firm in the world (and its predecessor firms) where for more than 25 years she advised many of the world’s leading financial institutions and insurance companies on highly regulated affordable housing and community development investments while also serving in multiple leadership roles including as Global Vice Chair, Global Real Estate Practice Chair, and Chair of the Global Financial Institutions Sector of the law firm. Ms. Barbe was honored for her lasting contributions to the legal profession by Corporate Counsel and Inside Counsel magazines when they awarded her the 2019 Women, Influence & Power Lifetime Achievement Award. Ms. Barbe is a past Chairperson of the Board of Thresholds, Illinois’ oldest and largest provider of housing and supportive services for individuals with severe and persistent mental illnesses, and remains a Life Director of Thresholds. Ms. Barbe is also a past Chairperson of the Board of Advisors of Catalyst, Inc., the much-acclaimed international women’s advocacy organization. Ms. Barbe has earned the CERT Certificate in Cybersecurity Oversight for board members from NACD and the CERT Division of the Software Engineering Institute of Carnegie Mellon University.

Our Board considered Ms. Barbe’s real estate and finance background, including her chairing Dentons’ Real Estate Practice and Financial Institutions Sector, her expertise in transactional, operational, and regulatory matters including affordable housing and community development, strategic vision, and her risk management experience, which are a complement to the skills and qualifications of our directors. The Board also considered Ms. Barbe’s leadership in strategic implementation of corporate social responsibility initiatives.

10

Proposal No. 1: Election of Directors

Age: 57 Director Since: 2024 Independent Committees: Audit Committee Nominating and Corporate Governance Committee Skills and Qualifications:

H. Wyman Howard III

Mr. Howard has served on the Board since October 2024. Mr. Howard retired from the U.S. Navy in September 2022 as Rear Admiral (Upper Half) after over 32 years of service in Naval Special Warfare and Joint Special Operations. He has had multiple tours in command of Special Operations Joint Task Forces and was among the first to deploy into Afghanistan following the attacks on September 11, 2001. The combat contributions of the teams Mr. Howard commanded, and with whom he served, were recognized with five Presidential Unit Citations, a Navy Unit Commendation medal, and four Joint Meritorious Unit Awards. Mr. Howard’s joint, interagency, and intelligence experience include service as the second Director of Operations for the National Geospatial-Intelligence Agency in 2016, Commander, Special Operation Command Central from 2018-2020, and as the Commander, Naval Special Warfare Command, from 2020 to 2022, which are equivalent leadership roles of a Chief Operating Officer and Chief Executive Officer, respectively. Mr. Howard also serves on the board of Bridger Aerospace Group Holdings, Inc. (NASDAQ: BAER), an aerial wildfire suppression and aerospace services company. Mr. Howard is a Frontier Scientific Solutions partner, a provider of life sciences supply chain solutions, a McKinsey & Co. Senior Advisor, and an advisor to a portfolio of Advanced Industry sector companies. Mr. Howard holds a Professional Certificate in Artificial Intelligence and Business Strategy from the Massachusetts Institute of Technology’s Computer Science and Artificial Intelligence Laboratory.

Our Board considered Mr. Howard’s distinctive leadership at the strategic, operational, and tactical levels and his unique sensitivity to strategic risks and a deep set of interagency and governmental relationships. His deep experience in risk mitigation, cyber threats, and innovative security solutions, and strong understanding of the key strategic challenges and opportunities, make him well-positioned to oversee strategic planning, operations, and logistics and to protect and advance organizational resilience in an ever-evolving landscape.

Age: 71 Director Since: 2017 Independent Committees: Investment and Finance Committee (Chairperson) Nominating and Corporate Governance Committee Skills and Qualifications:

Jeffrey E. Kelter

Mr. Kelter has served on our Board since November 2017. From January 2016 to November 2017, Mr. Kelter served on the Board of SWH and, from January 2014 to January 2016, served on the Board of SWAY. Mr. Kelter is a Co-Founder and has been a Partner of KSH Capital since 2015. KSH Capital provides real estate entrepreneurs with capital and expertise to grow their platforms. Prior to founding KSH Capital, Mr. Kelter was the Founding Partner and Chief Executive Officer of KTR Capital Partners from 2005 to 2015, a leading private equity real estate investment and operating company focused on industrial properties throughout North America. KTR Capital Partners and its commingled investment funds were sold in May 2015 to a joint venture of Prologis, Inc. (NYSE: PLD) and Norges Bank Investment Management. Prior to founding KTR Capital Partners, from 1997 to 2004, Mr. Kelter was President, Chief Executive Officer and served on the Board of Trustees of Keystone Property Trust, an industrial real estate investment trust (“REIT”). Mr. Kelter founded the predecessor to Keystone Property Trust in 1982, and took the company public in 1997, where he and the management team directed its operations until its sale in 2004. Prior to forming Keystone Property Trust, he served as President and Chief Executive Officer of Penn Square Properties, Inc., a real estate company which he founded in 1982. Mr. Kelter serves as Chairman of the Board of Directors of Bridger Aerospace Group Holdings, Inc. (NASDAQ: BAER), serves on the Northwell Health Cancer Institute Advisory Council, and he is a trustee of The Urban Land Institute and Cold Spring Harbor Laboratory. Mr. Kelter formerly served as a trustee at Westminster School and Trinity College and formerly served on the Board of Gramercy Property Trust (NYSE: GPT) from 2015 to 2018.

Our Board considered Mr. Kelter’s management leadership and governance experience as President and Chief Executive Officer of Keystone and Penn Square and his extensive experience of over 20 years in commercial real estate. Our Board also considered Mr. Kelter’s deep experience and strong understanding of the key strategic challenges and opportunities of running a REIT.

2026 Proxy Statement	11

Proposal No. 1: Election of Directors

Age: 48 Director Since: 2025 Independent Committees: Audit Committee Compensation and Management Development Committee Skills and Qualifications:

Kellyn Smith Kenny

Ms. Kenny has served on our Board since May 2025. Ms. Kenny has served as the Chief Marketing and Growth Officer of AT&T since 2020, and is responsible for accelerating customer acquisition, increasing customer lifetime value, and strengthening AT&T’s premium position. She oversees digital, advertising, brand, media and sponsorships, market research and insights, competitive and customer intelligence, and growth products. Prior to AT&T, Ms. Kenny served as the global Chief Marketing Officer at Hilton Worldwide, where she led marketing for the company’s 18 trading brands, and the Hilton Honors loyalty program with over 100 million members. Before Hilton, Ms. Kenny held senior positions at Uber Technologies, Capital One Financial, and Microsoft Corporation. Ms. Kenny serves as Chair Emeritus of the Mobile Marketing Association, a marketing trade association, as an Executive Committee Member for AdCouncil, and as a Board Member for the Association of National Advertisers. She is among a select class of leaders to be named a Henry Crown Fellow by the Aspen Institute. Ms. Kenny has been recognized for marketing innovation, effectiveness, and leadership by Forbes, Adweek, and more. Her marketing and advertising campaigns have won multiple EFFIE Awards, CLIOs, Cannes Lions, and SHORTY Awards.

Our Board considered Ms. Kenny’s considerable leadership and operating experience and expertise in developing key corporate strategies with important insights and perspectives with respect to marketing, growth, and long-range planning, which is invaluable to our efforts to develop innovative marketing solutions. Ms. Kenny’s experience at trusted national brands provides her a deep understanding of consumer experiences and insights.

Age: 65 Director Since: 2020 Independent Committees: Compensation and Management Development Committee Investment and Finance Committee Skills and Qualifications:

Joseph D. Margolis

Mr. Margolis has served on our Board since May 2020. Mr. Margolis is a member of the Board of Directors and the Chief Executive Officer of Extra Space Storage, Inc. (NYSE: EXR). He has held this position since January 1, 2017. Previously, he served as Executive Vice President and Chief Investment Officer of Extra Space Storage, Inc. from July 2015 until December 31, 2016. From 2011 until July 2015, he was Senior Managing Director and Partner at Penzance Properties, a vertically integrated owner, operator and developer of office and other properties in the Washington, D.C. metro area. Previously, Mr. Margolis was a co-founding partner of Arsenal Real Estate Funds, a private real estate investment management firm, from 2004 through 2011. Before forming Arsenal in 2004, from 1992 to 2004, Mr. Margolis held senior positions at Prudential Real Estate Investors in portfolio management, capital markets and as General Counsel. Before that, Mr. Margolis worked for The Prudential Insurance Company of America as in-house real estate counsel from 1988 through 1992, and as a real estate associate at the law firm of Nutter, McClennen & Fish from 1986 through 1988.

Our Board considered Mr. Margolis’ extensive finance and real estate experience and senior executive experience in dealing with complex management, financial, risk assessment, business, and governance issues, which enable him to provide us with business leadership and financial expertise. Mr. Margolis’ extensive experience and instrumental role in developing key corporate strategies provide important insights and perspectives with respect to growth and long-range planning.

12

Proposal No. 1: Election of Directors

Age: 70 Director Since: 2023 Independent Committees: Audit Committee (Chairperson) Nominating and Corporate Governance Committee Skills and Qualifications:

Frances Aldrich Sevilla-Sacasa

Ms. Aldrich Sevilla-Sacasa has served on our Board since May 2023. Ms. Aldrich Sevilla-Sacasa is a private investor and was Chief Executive Officer of Banco Itaú International, Miami, Florida, from April 2012 to December 2016. Prior to that time, she served as Executive Advisor to the Dean of the University of Miami School of Business from August 2011 to March 2012, Interim Dean of the University of Miami School of Business from January 2011 to July 2011, President of U.S. Trust, Bank of America Private Wealth Management from July 2007 to December 2008, President and Chief Executive Officer of US Trust Company from early 2007 until June 2007, and President of US Trust Company from November 2005 until June 2007. She previously served in a variety of roles with Citigroup’s private banking business, including President of Latin America Private Banking, President of Europe Private Banking, and Head of International Trust Business. Ms. Aldrich Sevilla-Sacasa also serves on the Boards of Camden Property Trust (NYSE: CPT) and Nomura Funds (formerly Macquarie Funds).

Our Board considered Ms. Aldrich Sevilla-Sacasa’s considerable experience in financial services, banking, and wealth management. In addition, the Board considered her experience as a former President and Chief Executive Officer of a trust and wealth management company, and as a director of other corporate and not-for-profit boards which has provided Ms. Aldrich Sevilla-Sacasa with expertise in the areas of corporate governance, business strategy, risk management, and financial reporting and internal controls.

Age: 64 Director Since: 2023 Independent Committees: Audit Committee Compensation and Management Development Committee (Chairperson) Skills and Qualifications:

Keith D. Taylor

Mr. Taylor has served on our Board since May 2023. Mr. Taylor is the former Chief Financial Officer of Equinix, Inc. (Nasdaq: EQIX), a leading multinational digital infrastructure company. He held this position from September 2005 until his retirement in March 2026. From 2001 to 2005, Mr. Taylor served in various roles at Equinix Inc., including Vice President, Finance, and Chief Accounting Officer. From 1999 to 2001, he served as Director of Finance and Administration of Equinix Inc. Prior to that, from 1996 to 1999, Mr. Taylor served as Vice President, Finance, and Interim Chief Financial Officer at International Wireless Communications, an operator, owner and developer of wireless communications networks. Mr. Taylor is a member of the Board of Directors of Yumpingo Ltd., a U.K. company providing a next-generation hospitality customer experience management platform, and a member of the Board of Directors of Frozen Logistics, LLC, a leading cold storage and logistics provider, specializing in direct-to-consumer fulfillment of frozen goods. Mr. Taylor is a chartered public accountant.

Our Board considered Mr. Taylor’s extensive experience in corporate finance and accounting, financial reporting and internal controls, human resources, and compensation, which he accumulated through his service as the Chief Financial Officer of a large publicly-traded company. The Board also considered Mr. Taylor’s strong understanding of the key strategic challenges and opportunities of running a large business.

2026 Proxy Statement	13

Proposal No. 1: Election of Directors

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. This nomination process occurs as part of the nomination of the slate of directors for election at our annual meeting of stockholders and at times when there is a vacancy on the Board or other factor that supports adding a director to the Board.

Current Board Skill Sets and Needs Continuous evaluation of the Board skills matrix ensures Board is strong in core competencies and has diversity of expertise, perspective, and background.

As part of this nomination process, the Nominating and Corporate Governance Committee weighs the characteristics, experience, independence, and skills of potential candidates for election to the Board and, in considering such candidates, also assesses the size, composition, and combined expertise of the Board and the extent to which the candidate would fill a present need on the Board. As the application of these factors involves the exercise of judgment, the Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, but rather takes into account all factors it considers appropriate such as (a) individual qualifications, including relevant career experience, strength of character, judgment, familiarity with our Company’s business and industry, independence of thought, and an ability to work collegially and (b) all other factors it considers appropriate, which may include diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, antitrust and other legal considerations, corporate governance background, financial and accounting background, executive compensation background, relevant industry experience and technical skills, technology, cybersecurity and data privacy training, and the size, composition, and combined expertise of the existing Board.

The Nominating and Corporate Governance Committee may seek referrals and/or receive recommendations from other members of the Board, management, stockholders, and other sources, including third-party recommendations. The Committee may also retain a search firm to assist in identifying candidates to serve as directors of the Company. The Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

In connection with its annual recommendation of a slate of nominees for election at the annual meeting, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board. When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the director nominees’ biographical information set forth above.

Candidate Recommendations From independent directors, stockholders, independent search firms, and our management.

Nominating and Corporate Governance Committee

Considers exceptional candidates that possess integrity, independent judgment, broad business experience, diversity, and a skill set to meet existing or future business needs.

Screens qualifications, reviews independence and potential conflicts, and recommends selected candidates to the Board.

Board of Directors

Evaluates candidates recommended by the Nominating and Corporate Governance Committee, analyzes independence and other issues, and selects nominees with a commitment to refreshment and diversity.

Nominates candidates for election to the Board at annual meetings of stockholders or appointed to the Board during the year.

Stockholders Vote on all director nominees at annual meetings.

14

Proposal No. 1: Election of Directors

Stockholder Nominees

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the Securities and Exchange Commission (the “SEC”) to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240. All recommendations for nomination received by the Corporate Secretary that satisfy our Bylaw requirements relating to such director nominations will be presented to the Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent, and information requirements set forth in our Bylaws. These requirements are also described under the caption “Stockholder Proposals for the 2027 Annual Meeting.”

Our stockholders also possess the right to nominate candidates to the Board through proxy access provisions of our Bylaws. The Bylaws permit a stockholder, or group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common shares continuously for at least three years, to include in the Company’s annual meeting proxy materials director nominations for up to 20% of the seats on the Board, subject to the other terms and conditions of the Bylaws. Stockholder requests to include stockholder-nominated directors in proxy materials for the 2027 Annual Meeting must be received by no earlier than October 27, 2026, and no later than November 26, 2026.

Director Succession Planning and Board and Committee Refreshment

The Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to cultivate a mix of skills, experience, tenure, and diversity that promote and support the Company’s long-term strategy. In doing so, the Nominating and Corporate Governance Committee takes into consideration the overall needs, composition, and size of the Board, as well as the criteria adopted by the Board regarding director candidate qualifications, which are described in the “Director Nomination Process” above. Individuals identified by the Nominating and Corporate Governance Committee as qualified to become directors are then recommended to the Board for nomination or election.

The Board, upon recommendation from the Nominating and Corporate Governance Committee, annually reviews and determines the composition of its committees. Through periodic committee refreshment, we balance the benefits derived from continuity and depth of experience with the benefits gained from fresh perspectives and enhancing our directors’ understanding of different aspects of our business.

2026 Proxy Statement	15

Proposal No. 1: Election of Directors

Board Refreshment Timeline

The Nominating and Corporate Governance Committee's work on director succession and refreshment has resulted in five new directors being added to our Board since 2020. This intentional and planned approach has resulted in a mix of skills, experience, tenure, and diversity that promotes and supports the Company's long-term strategy.

Joseph D. Margolis

Executive leadership experience in complex management, financial, risk assessment, business, and governance issues.

H. Wyman Howard III

Distinctive leadership experience at the strategic, operational, and tactical levels, AI and cybersecurity expertise, and a deep set of interagency and governmental relationships.

2020 — 2021 — 2022 — 2023 — 2024 — 2025

Frances Aldrich Sevilla-Sacasa

Decades of leadership experience in financial services, banking, and wealth management, risk management, and financial oversight.

Kellyn Smith Kenny

Executive leadership and operating experience, including developing key corporate strategies, and bringing innovative solutions to market.

Keith D. Taylor

Deep management, operational, executive compensation, corporate governance and real estate industry experience.

16

Compensation of Directors

Our non-employee directors are entitled to receive cash compensation, as well as equity compensation in the form of restricted stock units (“RSUs”), for their Board service. Mr. Tanner, our President and CEO, receives no compensation for serving on our Board.

Highlights of Our Non-Employee Director Compensation Program

No Fees for Board or Committee Meeting Attendance: Meeting attendance is an expected part of Board service.	✓

Emphasis on Equity: There is an emphasis on equity in the overall compensation mix to further align interests with stakeholders.	✓

Recognition of Special Roles: Special roles, such as Committee chairpersons, are recognized for their additional time commitments.	✓

Annual Equity Grants: Equity awards are granted annually with a fixed value and one-year vesting schedule, providing alignment with stockholders’ interests.	✓

Robust Stock Ownership Guidelines: A guideline of five times the annual Board membership cash retainer supports alignment with stakeholders’ interests and mitigates potential compensation-related risk.

✓

No Perquisites and No Related Tax Gross-Ups.	✓

2025 Annual Director Compensation Program

Our Compensation and Management Development Committee is responsible for reviewing and advising on the compensation of our non-employee directors. To assist with this duty, they have engaged an independent compensation consultant, Ferguson Partners Consulting (“FPC”), to perform periodic reviews of our non-employee director compensation program, which includes an analysis of market trends and best practices and a comparison versus our peer group companies. In 2025, our non-employee directors received annual compensation, as follows:

•	an annual cash retainer of $85,000, and $235,000 in the case of the Board Chairperson;

•	an annual cash retainer of $12,500 for service on each of the Board committees;

•

an additional annual cash retainer of $25,000 for those serving as Chairpersons of the Audit Committee, Compensation and Management Development Committee, Nominating and Corporate Governance Committee, and Investment and Finance Committee; and

•

an equity award of $190,000, in the form of time vesting RSUs, granted on the date of the annual stockholders meeting, which will vest in full on the date of our next annual meeting of stockholders following the grant date, subject to the director’s continued service on such vesting date, and will be in respect of a number of shares equal to the award amount divided by the closing price of our common stock on the NYSE on the grant date.

(1)	Excludes $12,500 annual cash retainers for committee service and $25,000 additional annual cash retainers for committee Chairpersons.

2026 Proxy Statement	17

Compensation of Directors

All RSUs granted to directors entitle the director to dividend equivalent payments in respect of the director’s RSUs, whether his or her RSUs are unvested or vested and not yet settled. The dividend equivalents are deliverable to the director on the regular payment date that such dividends are made to the Company’s stockholders and in the same form as delivered to such stockholders whether in cash or common stock. To date, all dividends declared on the Company’s common stock were paid in cash. In addition, while our directors are not paid any fees for attending meetings, each director is reimbursed for reasonable travel and related expenses associated with his or her attendance at Board or committee meetings.

Our non-employee directors who receive compensation for their service on the Board are also subject to a stock ownership policy, as described below under “Executive Compensation—Compensation Discussion and Analysis.”

Director Compensation Table for Fiscal 2025

The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)

Michael D. Fascitelli	$235,000	$190,024	–	$425,024

Jana Cohen Barbe	$117,864	$190,024	–	$307,888

Richard D. Bronson	$45,769	–	$198,173	$243,942

H. Wyman Howard III	$114,891	$190,024	–	$304,915

Jeffrey E. Kelter	$122,500	$190,024	–	$312,524

Joseph D. Margolis	$110,000	$190,024	–	$300,024

John B. Rhea	$110,000	$190,024	–	$300,024

Keith D. Taylor	$122,500	$190,024	–	$312,524

Janice L. Sears	$41,099	–	–	$41,099

Frances Aldrich Sevilla-Sacasa	$122,500	$190,024	–	$312,524

Kellyn Smith Kenny	$69,203	$190,024	–	$259,227

(1)

Amount represents the cash fees earned by each director during 2025 pursuant to our non-employee director compensation program. Mr. Bronson completed his term as a director on May 15, 2025. The amount reported in this column for Mr. Bronson is prorated for the period he served on the Board during 2025. Ms. Sears completed her term as a director on May 15, 2025. The amount reported in this column for Ms. Sears is prorated for the period she served on the Board during 2025.

(2)

Amount represents the aggregate grant date fair value of the directors’ annual RSU awards granted in 2025 calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, using the assumptions discussed in Notes 2 and 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”). In accordance with the SEC’s rules, dividend equivalents that accrued on equity awards in 2025 are not reported above, because dividends were factored into the grant date fair value of these awards.

(3)	As of December 31, 2025, each non-employee director (except for Mr. Bronson and Ms. Sears) held 5,584 unvested RSUs, representing each director’s 2025 annual RSU award.

(4)

Following the completion of his term as a director on May 15, 2025, Mr. Bronson has served as an advisor to our Company, pursuant to a consulting agreement, under which he is entitled to receive $315,000 for the period from May 15, 2025 to May 14, 2026. The amount reported in this column for Mr. Bronson is prorated for the period he served as an advisor under his consulting agreement during 2025.

18

The Board of Directors and Certain Governance Matters

Corporate Governance

The business and affairs of the Company are managed under the direction and oversight of our Board, as provided by Maryland law, and its four standing committees: the Audit Committee, the Compensation and Management Development Committee, the Nominating and Corporate Governance Committee, and the Investment and Finance Committee. Members of our Board remain informed about our business through discussion with our executive leadership team, and other officers and associates, and by reviewing materials provided to them and participating in regular meetings of the Board and its committees.

We are committed to exercising and maintaining strong corporate governance practices. We believe that good governance promotes the long-term interests of our stockholders, strengthens Board and management accountability, and improves our standing as a trusted member of the communities we serve. The Board regularly monitors our corporate governance policies and profile to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the listing standards of the NYSE. We have instituted a variety of practices to foster and maintain responsible corporate governance, which are described in this section.

Corporate Governance Snapshot

Director Nominees	9

Independent Director Nominees	8

Average Tenure of Directors Standing for Election (years)	5.3

Chairperson Position Separate from CEO	✓

Annual Election of All Directors	✓

Proxy Access (3%/3 years)	✓

No Stockholder Rights Plan	✓

Limits on the Number of Directorships Held by Directors	✓

Regular Executive Sessions of Independent Directors	✓

Commitment to Board Refreshment and Focus on Director Succession Planning	✓

Annual Board and Committee Self-Evaluations	✓

Risk Oversight by the Board and Committees	✓

Sustainability and Corporate Responsibility Oversight by Board and Committees	✓

Proactive, Ongoing Engagement with Stockholders	✓

Stock Ownership Requirements for Directors and Executive Officers	✓

Hedging and Pledging Prohibition	✓

Incentive Compensation Clawback Policy	✓

Stockholder Rights and Accountability

•	Our Board is not classified, and each of our directors is subject to annual reelection (we will not classify our Board in the future without the approval of our stockholders).

•	Stockholders holding a majority of outstanding shares have the right to amend, alter, or repeal our Bylaws or adopt new Bylaws.

•	Stockholders possess the right to nominate candidates to the Board through proxy access provisions of our Bylaws.

•	Stockholders may act by written consent.

2026 Proxy Statement	19

The Board of Directors and Certain Governance Matters

•	We do not have a stockholder rights plan, and we will not adopt a stockholder rights plan in the future without stockholder approval.

•	We have opted out of the Maryland business combination and control share acquisition statutes and cannot opt in without stockholder approval.

•

We actively engage with our stockholders, seek input, address questions and concerns, and provide perspective on Company policies and practices through our direct outreach to investors, our annual meetings of stockholders, and regular detailed investor presentations.

Board Practices

•	A substantial majority of our director nominees (89%) are independent.

•	Each of our Audit Committee, Compensation and Management Development Committee, and Nominating and Corporate Governance Committee is composed entirely of independent directors.

•	Our Board is led by our Chairperson, and the Chairperson position is separate from our CEO.

•	Our Board is committed to diversity, and 33% of our director nominees represent women or people from racially and ethnically diverse backgrounds.

•	We conduct annual Board and committee evaluations.

•	We intend that no director serve more than 15 years on our Board, and no committee chairperson serve more than five years as a chairperson of that committee.

•	Director nominees’ average tenure is 5.3 years.

•	Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

•	We have instituted limits on the number of directorships held by our directors to prevent “overboarding.”

•	We provide robust director orientation and continuing education programs.

•	The Board is committed to refreshment, and five new directors have been added to our Board since 2020.

•	The Board regularly rotates committee members.

•	Our Code of Business Conduct and Ethics applies to members of the Board.

Robust Stock Ownership and Retention Requirements

•	CEO: 6X base salary.

•	Non-CEO executive officers: 3X base salary.

•	Non-employee directors: 5X annual cash retainer for Board service.

See “Executive Compensation—Compensation Discussion and Analysis—Other Matters—Stock Ownership Policy” for more details.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines and the NYSE rules, a director is not independent unless the Board affirmatively determines that, in addition to not having a disqualifying relationship, as set forth in the NYSE rules, he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries which, in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material and whether such relationship would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

20

The Board of Directors and Certain Governance Matters

The Nominating and Corporate Governance Committee undertook reviews of director independence and made recommendations to our Board as to those directors meeting the requisite NYSE independence standards applicable to serve on the Board and any heightened standards to serve on a committee of the Board. In making its independence determinations, the Board considered and reviewed all information known to it, including information identified through directors’ questionnaires. As a result of these reviews, the Board has affirmatively determined that each of Michael D. Fascitelli, Jana Cohen Barbe, H. Wyman Howard III, Jeffrey E. Kelter, Kellyn Smith Kenny, Joseph D. Margolis, Frances Aldrich Sevilla-Sacasa, and Keith D. Taylor is independent under all applicable NYSE standards for Board service and under our Corporate Governance Guidelines. In addition, the Board previously determined that John B. Rhea, who is not being nominated for re-election at the Annual Meeting, was independent under all applicable NYSE standards for Board service and under our Corporate Governance Guidelines.

At the committee level, the Board has affirmatively determined that each of the current members of the Audit Committee (Jana Cohen Barbe, H. Wyman Howard III, Kellyn Smith Kenny, Frances Aldrich Sevilla-Sacasa, and Keith D. Taylor) is “independent” for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that each of the current members of the Compensation and Management Development Committee (Kellyn Smith Kenny, Joseph D. Margolis, John B. Rhea, and Keith D. Taylor) is “independent” for purposes of Section 10C(b) of the Exchange Act. The Board has also affirmatively determined that Michael D. Fascitelli, whom the Board expects to appoint to the Compensation and Management Development Committee following the Annual Meeting, if elected, is “independent” for purposes of Section 10C(b) of the Exchange Act.

Board Structure

Our Articles of Incorporation and our Bylaws provide that our Board will consist of such number of directors as may from time to time be fixed by the Board, but may not be more than 15 or fewer than the minimum number permitted by Maryland law, which is one. Our Corporate Governance Guidelines provide the Board with the flexibility to determine the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

Our Board is led by our Chairperson, and the Chairperson position is separate from our CEO position. We believe that the separation of the Chairperson and CEO positions is appropriate corporate governance for us at this time. Accordingly, Mr. Fascitelli serves as the Board Chairperson, while Mr. Tanner serves as our President and CEO. Our Board believes that this structure best encourages the free and open dialogue of competing views and provides for strong checks and balances. Additionally, our Chairperson’s attention to Board and committee matters allows the CEO to focus on the day-to-day management of the business and on executing our strategic priorities. Furthermore, our Corporate Governance Guidelines provide that whenever the Chairperson of the Board is also the CEO or is a director who does not otherwise qualify as an “independent director,” the independent directors may elect from among themselves a Lead Director of the Board, with a term of service and such responsibilities as the Board may designate from time to time.

In addition, independent directors currently chair each of the Board’s four standing committees: the Audit Committee, chaired by Frances Aldrich Sevilla-Sacasa; the Compensation and Management Development Committee, chaired by Keith D. Taylor; the Nominating and Corporate Governance Committee, chaired by Jana Cohen Barbe; and the Investment and Finance Committee, chaired by Jeffrey E. Kelter. In their capacities as independent committee chairs, Ms. Aldrich Sevilla-Sacasa, Ms. Barbe, Mr. Taylor, and Mr. Kelter each have responsibilities that contribute to the Board’s independent oversight of management.

2026 Proxy Statement	21

The Board of Directors and Certain Governance Matters

Committees of the Board of Directors; Meetings of the Board of Directors and its Committees

Our Board has established an Audit Committee, a Compensation and Management Development Committee, a Nominating and Corporate Governance Committee, and an Investment and Finance Committee. The following table provides the current membership of each of the standing Board committees.

Director	Audit Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee	Investment and Finance Committee

Michael D. Fascitelli(1)

Dallas B. Tanner				Member

Jana Cohen Barbe	Member		Chairperson

H. Wyman Howard III	Member		Member

Jeffrey E. Kelter			Member	Chairperson

Kellyn Smith Kenny	Member	Member

Joseph D. Margolis		Member		Member

John B. Rhea(2)		Member		Member

Frances Aldrich Sevilla-Sacasa	Chairperson		Member

Keith D. Taylor	Member	Chairperson

(1)	Chairperson of the Board.
(2)	Mr. Rhea has not been nominated to stand for reelection at the Annual Meeting.

During the year ended December 31, 2025, the Board held five meetings, the Audit Committee held five meetings, the Compensation and Management Development Committee held four meetings, the Nominating and Corporate Governance Committee held two meetings, and the Investment and Finance Committee held seven meetings. In 2025, each director attended at least 75% of the meetings of the Board and of the committees on which he or she served as a member during the time in which he or she served as a member of the Board or such committees. All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and our annual meeting of stockholders. Consistent with this expectation, all of our directors attended the 2025 annual meeting of stockholders.

22

The Board of Directors and Certain Governance Matters

Audit Committee

Chair:

Ms. Aldrich Sevilla-Sacasa

Members:

Ms. Barbe

Mr. Howard

Ms. Kenny

Mr. Taylor

Highlights:

•

All members are “independent” in accordance with our Audit Committee charter and the applicable NYSE and Exchange Act rules

•

All members are financially literate within the meaning of the NYSE rules

•

Ms. Aldrich Sevilla-Sacasa, and Mr. Taylor qualify as “audit committee financial experts” as defined by applicable SEC rules

•

Governed by a Board-approved charter

Primary Responsibilities:

•

Assisting the Board with its oversight of our accounting and financial reporting process and financial statement audits;

•

Assisting the Board with its oversight of our control environment, including disclosure controls procedures and our internal control over financial reporting;

•

Engaging the independent registered public accounting firm and assessing its qualifications and independence;

•

Overseeing the performance of our internal audit function and independent registered public accounting firm;

•

Assisting with our compliance with legal and regulatory requirements in connection with the foregoing responsibilities;

•

Overseeing our Code of Business Conduct and Ethics and the system to monitor and enforce compliance therewith, and the receipt, retention, and treatment of complaints we receive under the Company’s whistleblower policy;

•

Reviewing related person transactions as required under our Policy Regarding Transactions with Related Persons; and

•

Overseeing our enterprise risk management program, covering exposure to risks facing the Company, including, but not limited to, financial, tax, legal, and enterprise risks, and information security risks, including cybersecurity, data privacy, business continuity, and disaster recovery.

The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent registered public accounting firm. See “Proposal 2—Pre-Approval Policy for Services of Independent Registered Public Accounting Firm.” The Committee also has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company regarding its accounting, internal controls, and auditing matters.

The Audit Committee charter is available on our investor website at: www.invh.com under “Corporate Overview”—“Governance Documents”—“Audit Committee Charter.”

Report of the Audit Committee

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “The Board of Directors and Certain Governance Matters—Committees of the Board of Directors; Meetings of the Board of Directors and its Committees—Audit Committee.” Under the Audit Committee charter, our management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, the application of accounting and financial reporting principles, and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors: Frances Aldrich Sevilla-Sacasa, Chairperson; Jana Cohen Barbe; H. Wyman Howard III; Kellyn Smith Kenny; Keith D. Taylor

2026 Proxy Statement	23

The Board of Directors and Certain Governance Matters

Compensation and Management Development Committee

Chair:

Mr. Taylor

Members:

Ms. Kenny

Mr. Margolis

Mr. Rhea

Highlights:

•

All members are “independent” in accordance with our Compensation and Management Development Committee charter and the applicable NYSE and Exchange Act rules

•

Governed by a Board-approved charter

Primary Responsibilities:

•

Establishing and reviewing the Company’s overall compensation philosophy;

•

Overseeing the goals, objectives, and compensation of our CEO, including evaluating the performance of the CEO in light of those goals;

•

Reviewing and determining the salaries, performance-based incentives, and other matters related to the compensation of our other executive officers;

•

Reviewing and approving any compensation “clawback” policy, and monitoring compliance therewith;

•

Making recommendations to the Board regarding director compensation;

•

Approving our incentive and equity compensation plans and setting the terms of and making awards thereunder;

•

Assisting the Board in review and consideration of succession plans for our officers, and establishing and evaluating plans and programs for management development;

•

Assisting with our compliance with the compensation rules, regulations, and guidelines promulgated by the NYSE, the SEC, and other laws, as applicable;

•

Considering whether risks arising from the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company; and

•

Reviewing the Company’s stock ownership guidelines, as well as individual compliance.

For a description of our process for determining compensation, including the role of the Compensation and Management Development Committee’s independent compensation consultant, see “Executive Compensation—Compensation Discussion and Analysis.”

The Compensation and Management Development Committee charter is available on our investor website at: www.invh.com under “Corporate Overview”—“Governance Documents”—“Compensation and Management Development Committee Charter.”

Compensation Committee Interlocks and Insider Participation

During 2025, our Compensation and Management Development Committee was composed of Mr. Taylor, Ms. Kenny, Mr. Margolis, and Mr. Rhea. During 2025 and as of the date of this Proxy Statement, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Compensation and Management Development Committee or the Board.

Compensation and Management Development Committee Report

The Compensation and Management Development Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation and Management Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC.

Submitted by the Compensation and Management Development Committee of the Board of Directors: Keith D. Taylor, Chairperson; Kellyn Smith Kenny; Joseph D. Margolis; John B. Rhea

24

The Board of Directors and Certain Governance Matters

Nominating and Corporate Governance Committee

Chair:

Ms. Barbe

Members:

Mr. Howard

Mr. Kelter

Ms. Aldrich Sevilla-Sacasa

Highlights:

•

All members are “independent” in accordance with our Nominating and Corporate Governance Committee charter and the applicable NYSE rules

•

Governed by a Board-approved charter

Primary Responsibilities:

•

Developing a set of governance principles applicable to the Company and overseeing the Company’s governance policies;

•

Leading the Board’s ongoing oversight of succession planning for the CEO;

•

Overseeing Board and committee refreshment and succession planning;

•

Identifying, reviewing, assessing, and making recommendations to the Board as to candidates to serve on the Board and its committees;

•

Considering matters related to director independence and conflicts of interest;

•

Reviewing compliance with the requirements of the Corporate Governance Guidelines relating to service on other boards or audit committees of publicly-traded companies;

•

Recommending those to serve as committee Chairpersons;

•

Overseeing the annual evaluation of the Board and management; and

•

Providing oversight with respect to the Company’s sustainability strategy, initiatives, policies, and related risks.

The Nominating and Corporate Governance Committee charter is available on our investor website at: www.invh.com under “Corporate Overview”—“Governance Documents”—“Nominating and Corporate Governance Committee Charter.”

Investment and Finance Committee

Chair: Mr. Kelter Members: Mr. Margolis Mr. Rhea Mr. Tanner Highlights: • Governed by a Board-approved charter

Primary Responsibilities:

•

Overseeing matters related to the Company’s investments in real estate and other assets proposed by management;

•

Overseeing the performance of the Company’s assets;

•

Reviewing the financial and operational performance of investments and joint ventures and the professional property and asset management services we offer to owners of single-family home portfolios;

•

Reviewing the Company’s investment and disposition policies, procedures, strategies and programs; and

•

Reviewing the Company’s capital raising and other financing activities.

The Investment and Finance Committee charter is available on our investor website at: www.invh.com under “Corporate Overview”—“Governance Documents”—“Investment and Finance Committee Charter.”

2026 Proxy Statement	25

The Board of Directors and Certain Governance Matters

2026 Committee Composition

The Board, upon recommendation from the Nominating and Corporate Governance Committee, reviews and determines the composition of the committees. Through periodic committee refreshment, we balance the benefits derived from continuity and depth of experience with the benefits gained from fresh perspectives and enhancing our directors’ understanding of different aspects of our business. As part of our ongoing commitment to proactive Committee refreshment, following the Annual Meeting, the Board will vote to elect the following members and Chairpersons to the standing committees (assuming all director nominees are elected).

Director	Audit Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee	Investment and Finance Committee

Michael D. Fascitelli(1)		Member

Dallas B. Tanner				Member

Jana Cohen Barbe	Member		Chairperson

H. Wyman Howard III			Member	Member

Jeffrey E. Kelter			Member	Chairperson

Kellyn Smith Kenny	Member	Member

Joseph D. Margolis		Member		Member

Frances Aldrich Sevilla-Sacasa	Chairperson		Member

Keith D. Taylor	Member	Chairperson

(1)	Chairperson of the Board.

26

The Board of Directors and Certain Governance Matters

Board and Committee Evaluations

Our Board recognizes that a robust and constructive Board and committee evaluation process is an essential component of board effectiveness. As such, our Board and each of our committees conduct an annual evaluation, which includes a qualitative assessment by each director of the performance of the Board and the committee or committees on which the director serves. The Nominating and Corporate Governance Committee, in conjunction with the Board Chairperson, oversees the evaluation process.

Review of Evaluation Process	Advanced Questionnaire	Evaluation Results
The Nominating and Corporate Governance Committee reviews evaluation process annually.	Covers: • Efficiency and effectiveness; • Composition; • Quality of discussions; • Quality of information and materials provided; • Processes; and • Culture.	Evaluation results and recommendations are discussed with the Board, committees, and individual directors.

Feedback Incorporated

Over the past few years, the evaluation process has led to a broader scope of topics covered in the Board meetings, improvements in Board processes, and changes to Board and committee composition and structure.

This year’s evaluation identified areas for continued focus, including:

•

Business risks and strategic positioning, including macroeconomic conditions, and the regulatory landscape;

•

AI governance, including oversight of AI strategy, and risk management;

•

Cybersecurity and data privacy, with emphasis on information security programs and incident response preparedness;

•

Board succession planning and skills of director candidates;

•

CEO succession planning; and

•

Board education, with particular focus on emerging technologies, regulatory developments, and evolving governance best practices.

2026 Proxy Statement	27

The Board of Directors and Certain Governance Matters

Limitation on Other Board and Audit Committee Service

Through the Nominating and Corporate Governance Committee, our Board periodically reviews our Corporate Governance Guidelines which include limitations on directors’ ability to serve on the boards of other publicly-traded companies. In order to inform these limitations, the Nominating and Corporate Governance Committee considers many factors, including:

•	Time commitment required by our Company in conjunction with Board and committee meeting attendance;

•	The scope of responsibilities of individual committees;

•	Peer review feedback from directors throughout the year and the results of the annual Board and committee evaluations;

•	Whether the director is currently employed or retired from full-time employment;

•	The number of other boards of which the director is a member and the role of the directors on these boards with consideration given to public company board leadership positions;

•	Input from our stockholders during engagement; and

•	The corporate governance guidelines adopted by our peers and other significant public companies.

Our Corporate Governance Guidelines establish the following limits on our directors serving on publicly-traded company boards and audit committees:

Director Category	Limit on Public Company Board and Committee Service, Including Invitation Homes

All Directors	4 boards

Directors who are chief executives of a publicly-traded company	2 boards

Directors who serve on our Audit Committee	3 audit committees

The Corporate Governance Guidelines provide that prior to accepting an invitation to serve on another board (publicly-traded or private company’s), a director should advise the Chair of the Nominating and Corporate Governance Committee of the invitation so that the Board, through the Committee, has the opportunity to review the director’s ability to continue to fulfill his or her responsibilities as a member of the Company’s Board. When reviewing such a request, the Committee may consider a number of factors, including the director’s other time commitments, record of attendance at Board and committee meetings, potential conflicts of interest, and other legal considerations.

It is also expected that, without specific approval from our Board or the Nominating and Corporate Governance Committee, no executive officer of the Company will serve on more than one outside publicly-traded company board and no more than two outside boards in total (excluding advisory and nonprofit boards).

Executive Sessions

The non-employee, independent members of our Board and all committees of the Board generally meet in executive sessions without management present during their regular Board and committee meetings. Michael D. Fascitelli, our independent Board Chairperson, presides over executive sessions of the Board, and the committee Chairpersons, each of whom is independent, preside over executive sessions of the committees.

Management Development and Succession Planning

Our Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for the CEO and other members of senior management. Succession planning for the CEO is led by the Nominating and Corporate Governance Committee in collaboration with the Compensation and Management Development Committee. These committees regularly meet with our President and CEO, Executive Vice President and Chief Human Resources Officer, and other executives to discuss CEO succession, including the identification and evaluation of potential internal and external candidates, management development planning, and potential vacancies in senior leadership. These committees report to the full Board on succession planning and management development at least annually.

28

The Board of Directors and Certain Governance Matters

Corporate Governance Guidelines
We are committed to exercising strong corporate governance practices. Good governance promotes the long-term interests of our stockholders, strengthens Board and management accountability, and improves our standing as a trusted member of the communities we serve.
Our governance structure and processes are guided by key governance documents, including our Corporate Governance Guidelines and committee charters, which govern the operation of the Board and its committees in the execution of their responsibilities. Our Corporate Governance Guidelines are reviewed periodically by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, changing regulatory requirements and issues raised by our stockholders, revised accordingly upon recommendation to and approval by our Board.
Our Corporate Governance Guidelines, committee charters, and other corporate governance information are available on our investor website at: www.invh.com under “Corporate Overview”—“Governance Documents.” Any stockholder may also request them in print, without charge, by contacting the Corporate Secretary of Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers, and associates, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. Our Code of Conduct is posted on our investor website at: www.invh.com under “Corporate Overview”—“Governance Documents.” Our Code of Conduct sets forth our policies and expectations on a number of topics, including, but not limited to, conflicts of interest, compliance with laws, use of our assets, gifts and entertainment, fraud, outside activities, political contributions, bribery, corruption, and business conduct and fair dealing, and provides mechanisms to report unethical conduct. Our Code of Conduct contains our “code of ethics,” as defined by Item 406 of Regulation
S-K
of the Exchange Act promulgated by the SEC. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on
Form 8-K
and within the time period required under applicable rules and regulations.
Insider Trading Policy
We have adopted Policies and Procedures for Trading in Securities of Invitation Homes Inc. (the “Insider Trading Policy”) that governs transactions in our securities by our directors, officers and associates, and other individuals who gain access to insider information about our Company, including agents and consultants, as well as by the Company itself. The Insider Trading Policy has been reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the NYSE listing standards. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, which is filed as Exhibit 19.1 to our 2025
Form 10-K.
Communications with the Board
As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with the Chairperson of the Board, the chairperson of any of the Audit, Compensation and Management Development, or Nominating and Corporate Governance Committees or to the
non-management
or independent directors as a group, may do so by addressing such communications or concerns to Office of the Chief Legal Officer of the Company, at Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

2026 Proxy Statement	29

The Board of Directors and Certain Governance Matters

Stockholder Engagement Process

Our Board and management team greatly value the perspectives and feedback of our stockholders as integral to our corporate governance practices. Throughout the year, we maintain proactive, ongoing engagement with our stockholders on topics including corporate governance, sustainability and environmental matters, human capital management, and executive compensation. These engagement efforts complement the regular dialogue among our stockholders and our Chief Executive Officer, Chief Financial Officer, and Investor Relations team regarding the Company’s financial performance, business strategy, and operational priorities.

Our stockholder engagement program is led by members of our Investor Relations, Legal, and Corporate Secretary teams, with participation from our executive officers and, as appropriate, independent directors. This approach ensures that stockholder perspectives are heard directly by those responsible for governance and compensation decisions.

In 2025, as part of our regular annual outreach following the annual meeting, we proactively reached out to our top 24 stockholders representing in aggregate approximately 75% of our outstanding common stock. Several of these stockholders requested to meet with us to discuss the topics described below.

Topics Covered During Engagement

•	Board composition, refreshment, and director skills and qualifications;

•	Regulatory matters;

•	Sustainability strategy, climate-related goals and progress, and environmental initiatives;

•	Board oversight of enterprise risk, including cybersecurity, AI, and reputational risk; and

•	Executive compensation program design, philosophy, and alignment with performance.

A summary of the feedback received during our engagement efforts was presented to the full Board and to the applicable committees. Based on this feedback, we have made enhancements to certain of our disclosures in this proxy statement to improve transparency and responsiveness to stockholder interests.

We remain committed to meaningful, ongoing dialogue with our stockholders and will continue to proactively engage with our investors on matters important to them. We welcome feedback from our stockholders at any time and encourage stockholders to contact our Investor Relations team with questions or comments.

30

The Board of Directors and Certain Governance Matters

Oversight of Risk Management

We face various forms of risk in our business ranging from risks inherent to the single-family rental industry and our business model, such as competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association fees, and insurance costs, poor resident selection and defaults and non-renewals by our residents, among others, to macroeconomic factors beyond our control, including risks related to the potential negative impact of fluctuating global and U.S. economic conditions, uncertainty in financial markets, geopolitical tensions, federal executive actions and potential federal and state legislation aimed at limiting institutional ownership and acquisition of single-family homes, natural disasters, climate change, public health crises, and the development and use of AI. For additional information about the risks to our business and results of operations, see Part I. Item I. “Business—Risk Management” and Item 1A. “Risk Factors” in our 2025 Form 10-K.

Our Board and management recognize the importance of effective risk oversight in running a successful business and our risk management program involves our entire corporate governance framework. Both our Board and management have key responsibilities in managing risk throughout the Company. Our Board provides overall short, intermediate, and long term risk oversight, both directly and through its committees, with management responsible for the day-to-day management of risk, including identifying and assessing the major risks our Company faces, developing the policies and procedures for monitoring and controlling such risks, implementation of appropriate risk management strategies, and integration of risk management into our decision-making process. Our Board is responsible for promoting an appropriate culture of risk management within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile and monitoring how the Company addresses specific risks, such as strategic and competitive risks, financial risks, reputation risks, cybersecurity and technology risks, AI risks, sustainability risks, legal and compliance risks, regulatory risks, and operational risks.

The Board is supported in its risk oversight function by its Audit Committee (the committee responsible for overseeing our enterprise risk management activities), Compensation and Management Development Committee, Nominating and Corporate Governance Committee, and Investment and Finance Committee. Each of these committees regularly meets with and reports to the Board. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The appropriate committees meet with management to discuss our risks and exposures. Members of the Audit Committee regularly, but not less frequently than semiannually, meet with members of senior management and other key associates who advise the directors on areas of enterprise risk, our top enterprise risks, and the steps management has taken or will take to mitigate these risks. In addition, performing an annual enterprise risk evaluation by management and internal auditors ensures that we are cognizant of risks and proactively mitigate such risks. Our Board helps determine if any additional policies need to be enacted or if any further actions need to be taken to minimize potential risks. Our Senior Vice President, Head of Technology provides regular updates to the Board on technology and cybersecurity and AI matters. Our Executive Vice President, Chief Legal Officer updates the Board regularly on material legal and regulatory matters. Written reports also are provided to, and discussed by, the Board regularly regarding recent business, legal, regulatory, competitive, and other developments impacting the Company. We believe that the systems and processes developed by our experienced executive team, with the strategic counsel and stewardship of our Board, allow us to effectively monitor, manage, and ultimately mitigate enterprise risks.

Risk Management and Sustainability

Our Board, through its Nominating and Corporate Governance and Audit Committees, is responsible for oversight of our sustainability strategy, initiatives, policies, and risk management, including risks related to environmental issues, climate change, and social issues.

The impacts of global climate change may range from more frequent extreme weather events to governmental policy developments and shifts in consumer preferences, any of which could disrupt our business and negatively affect our suppliers, contractors, and residents. Climate-related risk areas for our Company include various physical and adaptation/transition risks associated with climate change, as well as related regulatory requirements and investor expectations.

2026 Proxy Statement	31

The Board of Directors and Certain Governance Matters

To the extent that significant climate changes occur in areas where our properties are located, we may experience extreme weather and/or changes in precipitation and temperature, which may result in physical damage to, or decreased demand for, properties in affected areas. We actively consider physical risks, including natural disasters such as hurricanes, floods, droughts, and wildfires in evaluating our portfolio of homes and business processes. We take a proactive approach to protecting our properties against risks related to climate change and business interruptions, and we recognize that we must continue to adapt our policies, objectives, and processes to prepare for such events and improve the resiliency of our properties and our business.

Our risk management team, in collaboration with other departments, monitors potential climate-related risks on an ongoing basis as part of disaster preparedness and business continuity planning. We assess the likelihood and potential severity of extreme weather events across our markets and evaluate operational vulnerabilities. Climate risk considerations help inform our acquisition and disposition decisions, where applicable.

We also monitor transition risks, including regulatory and reputational risks. We are subject to evolving laws and regulations relating to climate change, including regulations aimed at increased reporting and governance requirements and limits on greenhouse gas emissions. Our legal and sustainability teams monitor climate-related regulatory developments at the federal, state, and local levels.

Our Board is focused on our long-term business strategy, and the process to identify, manage, and integrate sustainability risks, including climate-related risks, is part of our comprehensive enterprise risk management program. Our sustainability task force, composed of senior leaders from key departments, meets at least quarterly to review sustainability and climate-related risks and opportunities, assess progress on key initiatives, and evaluate emerging trends. Material risks are escalated to senior leadership through established governance channels. Our in-house sustainability professionals and other members of senior management regularly report to the Audit Committee, Nominating and Corporate Governance Committee, and the Board on sustainability risk areas and initiatives to manage and mitigate these risks. Through this proactive approach, we aim to effectively manage sustainability risks, supporting our commitment to transparency, resilience, and long-term value creation. See “Sustainability and Corporate Responsibility” below for more information about our sustainability initiatives.

Risk Management and Information Technology and Cybersecurity

Our operations are highly dependent upon information systems that support our business processes. In the ordinary course of our business, we collect and store certain confidential information such as personal information of our residents and associates and information about our business partners, contractors, vendors, and suppliers. Cyber intrusions could seriously compromise our networks and the information stored therein could be accessed, publicly disclosed, misused, lost, or stolen. As such, information technology and data security, particularly cybersecurity, are areas of focus for our Board and the Audit Committee. We employ a multi-layered security model that leverages risk-based controls with a focus on protecting our residents’ and associates’ data. We follow a cloud-first approach to enable efficient scaling, robust business continuity, and access to the latest technology innovations. Our cybersecurity risk management program aims to protect and preserve the confidentiality, integrity, and continued availability of our residents’ and associates’ data and includes controls and procedures for the identification, containment, and remediation of cyber threats.

We have also adopted a robust cybersecurity risk governance model, including the formation of the Cybersecurity Governance Committee, composed of key leaders from stakeholder groups throughout the Company and chaired by our Senior Vice President, Chief Information Security Officer. We maintain a robust information security training program that includes annual information security training for all associates, as well as additional role-specific information security training. Our cybersecurity preparedness activities include simulations, tabletop exercises, and response readiness tests to ensure our team is prepared to respond effectively to potential incidents.

Our Board has an advanced understanding of its role and that of management in cyber-risk oversight and is well-positioned to guide management in the development and implementation of an effective cybersecurity risk program. The Board delegates oversight and control of our cybersecurity program to the Audit Committee, which is responsible for ensuring that management has risk-based processes in place designed to assess, identify, and manage major technology and information security risk exposures, including cybersecurity risks to which our Company is exposed.

32

The Board of Directors and Certain Governance Matters

Two members of our Audit Committee hold cybersecurity certifications: Ms. Barbe holds a CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors. Mr. Howard brings extensive practical experience in, and domain expertise related to, cybersecurity, shaped by his prior service with the SEAL Teams and Joint Special Operations of the U.S. Navy. The Audit Committee receives regular, at least annual reports from our Senior Vice President, Head of Technology on the state of our Company’s cybersecurity program, including relevant metrics and threat intelligence, as well as reports on internal and external assessments of our cybersecurity program. We expect that our cybersecurity risk management processes and strategy will continue to evolve as the cybersecurity threat landscape evolves.

As a backstop to our strong information security programs, policies, and procedures, we purchase cyber liability insurance coverage that would defray the costs of an information security breach, if we were to experience one. For more information on our cybersecurity program, see Part I. Item 1C. “Cybersecurity” in our 2025 Form 10-K.

Our Board and management recognize that AI presents both significant opportunities and risks to our business. AI technologies may enhance operational efficiency, improve customer service, and support strategic decision-making, but also introduce risks related to data privacy, cybersecurity vulnerabilities, regulatory compliance, algorithmic bias, and reputational harm. Our Board, through its Audit Committee, oversees management’s approach to the responsible development and use of AI technologies across our operations. Our executive leadership regularly reports to the Audit Committee on AI-related initiatives, including emerging AI-related risks. We expect AI risk management processes and strategy to continue to evolve as AI technologies and the related regulatory landscape evolve.

2026 Proxy Statement	33

The Board of Directors and Certain Governance Matters

The table below illustrates the Board’s and management’s key responsibilities in managing and overseeing risk throughout the Company, and their shared role in this process.

Risk Management Framework

Board

•

Oversees development of business strategy and major resource allocation, and overall oversight of business conduct.

•

Provides oversight of the risk management process, exercised through its standing committees.

•

On a semi-annual basis, management reports to the Board on top enterprise risks and the steps management has taken to mitigate these risks.

•

Our Senior Vice President, Head of Technology provides regular updates to the Board on technology, cybersecurity, and AI.

•

Our Executive Vice President, Chief Legal Officer updates the Board regularly on material legal and regulatory matters.

•

Management also provides regular reports for Board discussion regarding recent business, legal, regulatory, competitive, and other developments impacting the Company.

Audit Committee

Oversees risks related to our enterprise risk management framework and related to:

•

Financial statements, accounting and financial reporting, and internal controls;

•

Compliance with legal and regulatory requirements and ethics program;

•

Performance of internal audit function and effectiveness of internal controls;

•

Corporate risk profile; and

•

Technology, including information security, cybersecurity and AI.

Compensation

and Management

Development Committee

Oversees risks related to human capital management and compensation, including:

•

Overall compensation policies, practices, and philosophy;

•

Incentive and equity- based compensation plans;

•

Regulatory compliance with respect to compensation matters;

•

Executive succession planning and management development; and

•

Workforce inclusion and opportunity.

Nominating and

Corporate Committee

Oversees risks related to our overall corporate governance, including:

•

Board effectiveness / evaluation of the Board;

•

Board and committee composition, skills, and tenure;

•

Director independence;

•

Board and CEO succession planning;

•

Regulatory compliance and corporate governance initiatives; and

•

Sustainability strategy, initiatives, policies, and related risks.

Investment and

Finance Committee

Oversees risks related to asset portfolio, potential acquisitions and divestitures and certain financial matters, including:

•

Investment and financing policies and practices;

•

Capital investments, equity and debt transactions, swaps and hedging transactions; and

•

Finance requirements, plans and strategies.

Management
• Identifies and assesses material risks. • Develops and implements appropriate risk management strategies. • Integrates risk management into our decision-making process.	• Ensures that information with respect to material risks is transmitted to senior executives and the Board and its committees, as appropriate.

34

The Board of Directors and Certain Governance Matters

Sustainability and Corporate Responsibility

As one of the nation’s premier home leasing and management companies, we have an opportunity to make a profound impact through sustainability and corporate responsibility initiatives as we seek to create an exceptional leasing experience for our residents, foster a workplace where our associates can thrive, and implement practices that build stronger, more sustainable neighborhoods—benefiting both our residents and the communities where we operate.

Integrated Leadership Approach

We believe in the importance of strong layers of governance to promote proper guidance and oversight across our approach to sustainability and corporate responsibility matters. We are committed to incorporating sustainability and corporate responsibility considerations into our strategy, processes, and operations. We believe that integrating these initiatives into our strategic business objectives is part of our long-term success, and we continue to evolve our corporate strategy to meet sustainability and corporate responsibility commitments. To ensure consistent attention and focus on sustainability and corporate responsibility matters, we employ an integrated governance approach:

Board

At Invitation Homes, sustainability and corporate responsibility activities are managed at a functional level across our strategic and operational areas, with executive and Board oversight. Our Board plays a critical role in understanding how sustainability and corporate responsibility issues affect our business strategy and performance.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for monitoring, reviewing, and providing oversight with respect to our sustainability and corporate responsibility strategy, initiatives, and policies via periodic updates from management regarding our sustainability and corporate responsibility activities and progress.

Executive Leadership

Our executive leadership takes a hands-on role in creating strategy and in ensuring the Company is accurately following and reporting on activities and outcomes.

Sustainability Task Force

Our in-house sustainability professionals and a cross-functional task force of associates are responsible for the day-to-day measurement and reporting of our sustainability and corporate responsibility strategy and activities.

The task force consists of associates from these departments:

• Communications & PR • Corporate Strategy • Energy • Finance	• Human Resources • Investor Relations • Legal • Investment Management Group	• Marketing • Operations • Procurement • Information Technology & Cybersecurity

Environmental Stewardship

We focus on environmental sustainability because we recognize that the operation of our assets, the way our associates manage and conduct our business, and the way our residents use their homes can have a meaningful

2026 Proxy Statement	35

The Board of Directors and Certain Governance Matters

impact on the environment. While each resident is solely responsible for utility expenses related to energy and water usage, we seek to address environmental impacts within our areas of control and encourage our residents to do the same in their homes. Examples of our environmental initiatives include the following:

Energy Efficiency

•	Using ENERGY STAR® certified appliances and energy-efficient materials when feasible;

•	Replacing HVAC units, where needed, with models that offer greater efficiency, based on governmental standards for equipment;

•

Equipping our homes with remote, programmable smart home technology to help residents run their heating and cooling more efficiently and to allow us to monitor and control home temperatures when a home is vacant; and

•

Providing an HVAC air filter home delivery program for our residents, where available, that may help prolong the life of our HVAC systems, reduce expenses associated with repairs, minimize downtime associated with system failure, potentially reduce our residents’ electricity bills, and provide better air quality in the home.

Sustainable Practices

•	Investing in the Fifth Wall Climate Technology Fund to support companies creating climate-friendly technologies for real estate;

•	Replacing deficient plumbing with low-flow plumbing fixtures, when feasible;

•	Installing water-saving landscape designs in some of our arid locations;

•	Optimizing routes for repair technicians to reduce drive times; and

•	Providing a “Sustainable Living” resource on our website and resident app with practical guidance to help residents live more sustainably in their homes.

Waste Reduction and Recycling

•	Diverting plastic bottles from landfills through use of recycled-content carpet materials;

•	Utilizing paperless, electronic work order processing; and

•	Stocking vehicles with tools and supplies to eliminate unnecessary travel.

Renewable Energy and Sustainable Communities

•	Deploying rooftop solar technology in our Cimarron Ridge build-to-rent community in Southern California and acquiring Bluebonnet community in Arlington, Texas with onsite solar technology.

Many of these examples are further emphasized in the following programs and initiatives.

Turns and Maintenance

Renovations offer an opportunity to install energy-efficient lights, fixtures, and appliances in our existing portfolio. As an example, we install a variety of low-flow plumbing fixtures to save on water consumption, where feasible. We also use durable materials such as granite and quartz countertops and luxury vinyl plank flooring, which may reduce the need for future replacement and repair compared to other materials. The carpet products we use are manufactured using recycled plastic bottles as the primary material, diverting millions of plastic bottles from landfills each year. In addition, our mobile maintenance app allows our residents to make camera-enabled maintenance requests, allowing us to diagnose the problem before we arrive and reduce the number of return trips.

ProCare

ProCare service, our proactive property management service platform, includes several touchpoints (a few of which are described in more detail below) over the term of a resident’s lease designed to enhance their satisfaction with our service model, improve the efficiency of our service and our homes’ systems, and ensure that each resident is properly educated regarding the home and their responsibilities. Our ProCare service helps us identify home performance improvement opportunities that can prevent larger issues from occurring later. Through this program, we proactively engage with each home and each resident at multiple points throughout

36

The Board of Directors and Certain Governance Matters

the lease, ensuring that we can make any repairs and adjustments needed to maintain the home to our standards.

We perform a comprehensive multi-point inspection of each home so it is in optimal condition for our residents when they move in. When a new resident moves into one of our homes, our associates conduct a resident orientation during which we revisit the terms of the lease, outline what aspects of the home’s upkeep are the resident’s responsibility, walk through all of the home’s major systems in order to familiarize the resident with their safe and proper operation (from how to change the air filters to how to adjust the thermostat for optimal use), and inform the resident that we will be conducting a post move-in maintenance visit. This is an opportunity to show residents how to run their systems as efficiently as possible.

Once our residents are settled in, we conduct a post move-in maintenance visit approximately 45 days after move-in, during which our in-house property maintenance associates will address any non-emergency service needs the resident has noted. We believe this process has a number of benefits. First, by conducting an in-person move-in orientation, we are able to ensure that residents understand their obligations under the terms of their lease, as well as how to safely and properly operate the home’s systems, reducing both the likelihood of misaligned expectations and unnecessary wear and tear on the property. Second, by scheduling a post move-in maintenance visit, we are able to address multiple service requests in a single visit, improving the resident experience by avoiding the inconvenience of multiple service appointments and improving the efficiency and productivity of our in-house property maintenance associates. This also allows us an opportunity to fix any issues before they result in bigger problems.

Finally, the post move-in maintenance visit allows us to have “eyes on the asset” to more quickly identify residents who may not be adhering to the terms of their lease or may be subjecting the home to undue wear and tear and/or damages as a result of their treatment of the property.

We also conduct move-out consultations 15 to 30 days prior to scheduled resident move-outs and any additional pre-move-out consultations required by applicable law. These consultations allow us to notify residents of any repairs they may need to undertake prior to moving out of the property, such as removing scuff marks or landscaping maintenance. In addition, these visits allow our in-house property maintenance associates to begin preparing a scope of work and budget for the turnover work we undertake between residents to prepare our homes to be re-leased to a new resident.

Regardless of the purpose or timing of the visit, our in-house property maintenance associates are required to conduct a general property condition assessment (“GPCA”) every time they visit one of our homes. The GPCA requires our in-house property maintenance associates to assess and document interior and exterior conditions and whether residents are adhering to the terms of their lease, as well as any potential safety hazards or potential causes of damage that could result in us incurring significant maintenance costs if left unaddressed. If a deficiency is identified by our in-house property maintenance associates, we endeavor to take prompt action to correct it.

Smart Home Technology

Our smart home technology is a service that helps our residents manage access to their homes and save on their energy bills. With our smart home features, residents can remotely lock and unlock the front door, control the thermostat, and receive notifications about their home – all virtually.

Our smart home features also allow us to control thermostats in vacant homes, so we can maintain the temperature at a more energy-efficient setting and reduce energy consumption in between leases. Further, the smart home front door lock allows prospective residents to self-tour available homes at their convenience while eliminating the need for a leasing agent to commute to the home.

Our long-term target is to have all of our homes equipped with smart home functionality. We are installing smart home technology in all newly acquired homes and on turns of existing homes if the technology is not already in place.

Addressing Climate Change

Potential consequences of global climate change may range from more frequent extreme weather events to governmental policy developments and shifts in consumer preferences, which have the potential individually or

2026 Proxy Statement	37

The Board of Directors and Certain Governance Matters

collectively to disrupt our business as well as negatively affect our suppliers, contractors, and residents. Experiencing or addressing the various physical, regulatory, and transition risks from climate change may significantly reduce our revenues and profitability or cause us to generate losses.

To the extent that significant changes in the climate occur in areas where our properties are located, we may experience extreme weather and/or changes in precipitation and temperature, all of which may result in physical damage to, or a decrease in demand for, properties located in these areas or affected by these conditions. We actively consider physical risks such as the potential for natural disasters, such as hurricanes, floods, droughts, and wildfires when assessing our portfolio of homes and our business processes. We take a proactive approach to protect our properties against potential risks related to climate change, and we recognize that we must continue to adapt our policies, objectives, and processes to prepare for such events and improve the resilience of our physical properties and our business.

We incorporate climate risk considerations, where appropriate, into our acquisition, development, and disposition decisions. When evaluating properties for acquisition, we assess physical risks including flood, wildfire, and other natural hazard exposure, leveraging Federal Emergency Management Agency (“FEMA”) data, historical storm records, and local market knowledge. We typically seek to avoid acquiring properties in FEMA-designated flood zones and exclude designated wildfire zones from our growth strategy. Existing homes in flood zones are evaluated for potential disposition where risk-adjusted returns are not compelling. Our portfolio’s geographic diversification helps mitigate the financial impact of localized extreme weather events. In 2025, we commissioned a portfolio-level physical climate risk analysis from Moody’s Analytics covering our wholly owned and joint venture portfolio; overall portfolio risk was assessed as low. We intend to use this analysis to better understand exposure patterns and inform asset management and resilience planning.

Our risk management team, in collaboration with other departments throughout the organization, is responsible for disaster preparedness and related business continuity planning and provides updates to our executive team on this matter on a regular basis. We appoint top executives as sponsors to promote the development and implementation of our business continuity plans. Our internal teams are responsible for executing disaster preparedness and response processes and procedures with respect to extreme weather events, public health crises, and security threats. Our processes and procedures for such events are reviewed on a regular basis with teams in each of our markets and corporate headquarters.

In the event of losses related to acute weather events, we maintain insurance policies for all of our properties against natural hazards such as flood, wind, fire, earthquake, and other catastrophic weather events subject to deductibles and co-insurance.

Furthermore, our internal risk management team works with multiple third-party vendors to enhance our ability to respond quickly and efficiently to various natural disasters and other weather events. These collaborative partnerships allow us to optimize how we respond to resident issues and result in quicker repairs so our residents may continue to safely inhabit their home after a disaster.

Growing public concern about climate change has resulted in the increased focus of local, state, regional, national, and international regulatory bodies on climate change issues, leading to policy changes and changes in federal, state, and local legislation, including complex, and sometimes inconsistent disclosure obligations promulgated by governmental and regulatory organizations relating to sustainability. We set consistent standards and procedures to promote compliance with climate-related laws and regulations to which we are subject. We strive to align our data collection, measurement, and reporting activities with industry-recognized standards and frameworks, including the Greenhouse Gas Emissions Protocol, the Global Reporting Initiative, and the Task Force on Climate-Related Financial Disclosures.

In addition, we are an investor in Fifth Wall’s Climate Technology Fund. The Climate Technology Fund invests in technologies that address decarbonization across all stages of and asset classes within the global real estate ecosystem, including materials, construction, operations, and revitalization.

Social Responsibility

We strive to provide a work environment that attracts, develops, and retains top talent by creating an engaging work experience with opportunities for development. Further, our engagement with residents, community members, vendors, and others helps build strong connections that benefit our communities.

38

The Board of Directors and Certain Governance Matters

Residents

By offering quality homes in desirable neighborhoods, we believe we give residents the choice to lease a home in a community that may not be otherwise available to them. We strive to provide our residents with a worry-free leasing lifestyle through services that include an in-person home orientation at move-in, making their lives easier with our smart home technology and other value-add service offerings, caring for their home through our ProCare property management platform, and surveying residents to ask for feedback that can improve their experience. We have driven consistently high resident satisfaction by promoting a culture of Genuine CARETM, including through a formal recognition program and by linking a portion of all operational associates’ compensation to resident satisfaction. Many of our residents are first responders, healthcare workers, teachers, and other essential members of their communities, people who dedicate themselves to serving others every day. We are honored to serve them in return, and we work hard to ensure they come home to a place of comfort and security. We recognize that our residents represent a diverse population with varying housing needs, including individuals and families who may prefer the flexibility of leasing, those who are saving to purchase a home, and those who value the benefits of single-family living without the responsibilities of homeownership. We are committed to providing a professional, high-quality leasing experience that serves these varied needs while maintaining our homes as valuable housing stock within our communities.

Maintaining consistent and transparent communication with our residents is a priority. We work hard to provide clarity and open communication across all aspects of leasing throughout a resident’s time with us, especially when it comes to financial obligations and fees. In the last few years, we have updated resources on our Company website, and home listings to promote transparency, including:

•	Clear and prominent presentation of total monthly obligations and all fees, to build residents’ awareness of the charges they are responsible for when they lease a home;

•	A step-by-step guide to our application process, including detailed qualification requirements, for potential residents; and

•	A detailed move-out guide to inform residents of the steps to take when moving out of one of our homes, with the goal of maximizing the return of their security deposit.

We also believe it is important to listen to our residents, and we take their feedback to heart in our quest to continuously enhance the Genuine CARETM we provide. We survey residents at each key step in their journey with Invitation Homes, such as at move-in and move-out, and after every maintenance interaction they have with an Invitation Homes associate or vendor. We use this feedback and other information to hold ourselves accountable, with 100% of our operational associates having a portion of their compensation tied directly to resident satisfaction survey scores. We also use feedback from surveys and focus groups to help inform new service offerings and enhancements to the resident experience. In addition to our website and resident surveys, we engage with our residents through monthly resident newsletters, blog posts, and social media campaigns and contests.

We have established a Resident Advisory Panel to foster open dialogue with and gain meaningful insights directly from our residents. The panel provides a structured, in-person forum for residents to share feedback, voice concerns, and offer suggestions, enabling us to better understand and respond to the needs of the communities we serve.

We have entered into a partnership with Esusu, a financial technology platform designed to facilitate the reporting of positive rent payment behavior to all three credit reporting agencies. We believe our residents should receive credit for timely rent payments. At no cost to them, as of December 31, 2025, we have successfully enrolled 161,265 residents in the positive rent reporting program. Credit scores for a majority of our residents have improved on average by approximately 50 points since enrollment. Additionally, our residents benefit from convenient access to Esusu’s online portal where they can view their credit scores and trended score data, gaining valuable insights to enhance their financial awareness.

Communities

We value being part of the communities where we do business, and we recognize that the vitality of our business is directly linked to the vitality of the communities in which we operate. We also believe our business has a positive economic impact on those communities, through improved neighborhoods that benefit from our home renovations, the value of our local teams living in and contributing to the local economy, and the payment of real estate taxes and purchase of local goods and services.

2026 Proxy Statement	39

The Board of Directors and Certain Governance Matters

We encourage our associates to be good neighbors in their respective communities by partnering with local organizations to provide support to those in need. We are actively engaged in a broad range of community and philanthropic activities in our markets, contributing funds nationwide and encouraging our associates to be active in their communities by providing each of them 20 hours of paid volunteer time each year. In 2025, associates volunteered 15,002 hours in their local communities.

We support our communities in the following ways:

Being a Good Neighbor

We are a long-term investor in each of the markets where we operate. We hire locally, employing 1,725 dedicated full-time associates, as of December 31, 2025, and contracting with thousands of professional service vendors nationwide. We also take good care of our homes. In 2025, we spent approximately $538 million upgrading, improving, and maintaining our owned and managed homes, which we believe increases the value of surrounding houses and neighborhoods. In 2025, we paid approximately $503 million in state and local taxes; money that was invested back into local programs and services, schools, and more.

Community Engagement

We believe our Genuine CARETM values should extend beyond the walls of our offices and drive our desire to be a good neighbor in each of our communities. While we serve under a company-wide mantra of “go do good,” much of our community engagement is locally driven. As such, we empower our associates to make an impact in the communities where they live and work through volunteerism and through recommendations for contributions to local charitable organizations.

Skilled Trades Initiative

Our Invitation to SkillUp program encourages students to pursue high-demand and well-paid jobs in the skilled trades and provides job-readiness training to help close the skills gap and broaden access to career opportunities in fields that directly impact our business. We have partnered with ten schools across our core markets, with plans to expand to 16 schools over the next several years. By providing funding to trade schools across our network, we can directly help people learn trade skills. At the same time, we seek to educate business partners and the general public about the skills gap and to shift perceptions about trade careers.

Green Spaces

Our Green Spaces community initiative is dedicated to the development and improvement of outdoor community spaces in our markets. In 2025, we provided a grant to install an outdoor health and wellness space for a women’s center in northern California. We will continue to pursue more partnerships that enhance outdoor community spaces and conservation efforts in the communities where we operate.

Centers for Leadership Excellence

Invitation Homes supports the Centers for Leadership Excellence, a program designed to connect students, universities, and hiring companies in order to create a replicable, scalable model that encourages students from varied backgrounds to pursue education and careers in real estate.

Housing Supply and Availability

We are committed to increasing the supply of quality housing in the markets where we operate. We believe that the U.S. faces a meaningful shortage of housing. Through our operations we seek to provide residents with access to high-quality single-family housing that might otherwise be unavailable to them. We believe our business model complements broader housing supply efforts by:

•

Acquiring newly built homes from homebuilders, which helps fund additional construction projects, and providing capital for new home construction, including through our in-house development arm, and our construction lending channel;

•	Investing in our existing homes to improve and maintain housing stock, preventing deterioration of available housing supply;

40

The Board of Directors and Certain Governance Matters

•	Offering housing optionality for residents who prefer the flexibility of leasing over homeownership or who are not yet ready to purchase a home; and

•	Contributing to neighborhood stability through professional property management that benefits surrounding properties and communities.

Talent and Human Capital Management

Our associates are the backbone of our company, and we understand that nothing is accomplished without the day-to-day dedication of our invaluable teams. Whether they are a front-line market associate who represents us each and every day with our residents or centralized team members who support the front line and strive to ensure the quality and consistency of our work, our associates are our greatest asset. From our focus on associates’ well-being, health, and safety to our reinforcement of a supportive and collaborative culture, we act with honesty, integrity, and respect. In response to stockholder feedback, we adopted a policy to disclose Equal Employment Opportunity (EEO–1) reports on our website to increase transparency on workforce representation throughout our Company.

Our efforts aim to foster a workplace culture that values respect, opportunity, and belonging. We support equal access to opportunities through our hiring practices and are committed to fair practices that ensure a level playing field for all associates. The investment in our people is directly linked to our strategic business initiatives and measured by those outcomes. We expect this to position us as an employer of choice and one of the nation’s leading home leasing companies.

Associate Development and Engagement

We value feedback from our associates, and we maintain a continuous listening associate survey tool, Dot to Dot. We continue to achieve high participation by our associates, with 74% of our associates sharing feedback at least once in 2025. This tool provides managers with actionable feedback on several key engagement dimensions. We believe meaningful actions based on associate feedback provided by the surveys have resulted, and will continue to result, in ongoing high engagement with our associates as evidenced by our strong associate Net Promoter Score of 47 at the end of 2025, compared to a benchmark of 29. In 2025, we were recognized by Comparably for our company culture through several external awards, including Best Companies for Diversity and Best Companies for Women.

We recognize the value of providing regular development opportunities for our associates that improve their capability to succeed in their current roles and achieve career growth to meet their aspirations. Growing People for Success is our fully integrated talent cycle that incorporates our performance and feedback process, career growth and development, and leadership behaviors model. We also conduct an annual mandatory compliance training campaign and offer a robust catalog of online learning and development videos designed to help associates build their skills.

We are committed to accelerating the development of our leaders through various programs such as “Leadership Foundations,” “Leading through Change,” and our operations management training. These programs are designed to build capable and confident leaders that can lead and inspire in an ever-changing environment. In 2025, we facilitated the third cohort of “Peak,” an immersive six-month leadership development program for 22 high potential leaders. We also host “Spark,” the next level leadership program focused on emerging leaders, on a biennial basis. In addition, we offer our associates customized talent management solutions, including Stand Out assessments, leadership assimilations, team building activities, and more.

2026 Proxy Statement	41

The Board of Directors and Certain Governance Matters

Associate Compensation and Benefits; Workplace Safety

We believe that competitive compensation and benefits are key drivers of associate attraction, retention, motivation, and engagement. Our compensation and benefits programs for full-time associates include the following:

Well-Being	Financial	Life

• Health, vision, and dental insurance • HSA and FSA offerings • Online well-being resources • Immunizations • Employee Assistance Program • Weight loss program • Smoking cessation program

•

Competitive compensation

•

Short-term incentive plan (annual bonus)

•

Pre-tax contributions to eligible savings accounts

•

401(k) match up to 4% of base pay, and immediate vesting

•

Paid short-term and long-term disability and life insurance

• Paid bonding leave • Maternity and fertility benefits • Surrogacy and adoption benefits • Discounts program • Generous paid time off and holidays • Paid volunteer time

Compensation is one component of our Total Value offering for Invitation Homes associates, and we strive to compensate associates fairly and consistently based on market rates for their roles, experience, and performance. We monitor our pay equity practices on an ongoing basis and consider pay equity dynamics when promoting internally and hiring externally. Sustaining pay equity is a key focus for us now and in the future.

Another component of our Total Value offering for associates is our holistic wellness program, which is designed to enhance mental, physical, and financial well-being. Health and safety programs and processes are also vitally important to the well-being of our associates, and we conduct monthly safety training for our maintenance associates and a regular driving safety training for our fleet drivers. We strive to drive continuous improvement in our health and safety performance by maintaining high standards for our health and safety compliance programs and reinforcing expectations with respect to safe behaviors and safety rules. We endeavor to ensure that our associates are well-informed about health and safety measures and are provided with the appropriate equipment and tools to protect themselves and those around them. We continually monitor the number of work-related injuries per 100 associates in a one-year period. New incidents are reported and evaluated for corrective action, and through continuous investment in health and safety, we strive to mitigate the risk of on-the-job injuries. Our goal is to reduce Occupational Safety and Health Administration recordable incidents each year.

Governance and Ethical Business Practices

We strive every day to ensure that our actions result in value for the individuals and organizations that have chosen to invest in our Company, and we take that responsibility very seriously. We believe that ethical business practices and good governance promote the long-term interests of our stockholders, strengthen Board of Directors and management accountability, and improve our standing as a trusted member of the communities we serve.

Culture of Integrity and Ethical Values

We believe it is critically important to maintain a corporate culture that demands integrity and reflects ethical values. Everyone who works at or with Invitation Homes should feel confident about our high ethical standards, our honesty, and our integrity. Our Code of Conduct is applicable to all of our directors, officers, and associates, and helps guide us as we collaborate to accomplish our goals together, while holding ourselves individually responsible for our work and accountable for our actions.

42

The Board of Directors and Certain Governance Matters

Guiding Policies

We have adopted business and workplace policies that apply to our directors, officers, associates, and vendors, aimed at creating a culture that aligns with our core values and high ethical standards and complies with applicable laws, rules, and regulations. Among other things, these policies encompass areas of community and associate engagement, fair treatment, human rights, corporate governance and ethics, and environmental initiatives. These policies are posted on our website at www.invitationhomes.com under “About”—”Sustainability”—”Policies.”

Our Code of Conduct is supported by associate conduct policies and programs and reinforced through regular associate training. Honesty and integrity are essential in our daily interactions with residents, fellow associates, vendors, suppliers, and other stakeholders. Our Code of Conduct articulates these key principles, and sets forth our policies and expectations on a number of topics, including, but not limited to, conflicts of interest, compliance with laws, use of our assets, gifts and entertainment, fraud, outside activities, political contributions, bribery, corruption, and business conduct and fair dealing, and provides mechanisms to report unethical conduct. Any associate who violates the requirements of the Code of Conduct, or any of our other policies, is subject to disciplinary action up to and including termination. See “The Board of Directors and Certain Governance Matters—Code of Business Conduct and Ethics” for more information about our Code of Conduct.

Disclosure Committee

We have a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our current and periodic filings with the SEC. This Committee is composed of members of senior management and is co-chaired by our Executive Vice President, Chief Financial Officer and Treasurer, and Senior Vice President, Chief Compliance Officer.

Reporting Violations and Whistleblower Protection

Our confidential compliance hotline is a critical part of our ethics and compliance program. The hotline is available 24 hours a day, 365 days a year and is operated by a third-party compliance management provider, enabling automated and anonymous reporting. We have established a whistleblower policy enabling associates to report concerns confidentially and anonymously. This policy includes comprehensive procedures for the receipt, retention, investigation, and treatment of reports. The reports are reviewed with our Audit Committee at meetings throughout the year. Our Code of Conduct provides that “neither our company, nor any director, officer, employee, contractor, subcontractor, or agent of the company will, directly or indirectly, discharge, demote, suspend, threaten, harass, or in any manner discriminate or retaliate against any person who, in good faith, makes a report or assists in investigating a report.”

Vendor Practices

We expect the same high standards of those who work with us and represent us, and our Vendor Code of Conduct is an extension of our values to our vendors and serves to highlight our commitment to fair and ethical business practices, safe labor conditions, the protection of human rights, sustainability, and regulatory compliance. Vendors of Invitation Homes and their representatives are expected to conduct their business interactions and activities with integrity and in accordance with their obligations under their agreements with us and to adhere to the business practices set forth in the Vendor Code of Conduct.

2026 Proxy Statement	43

PROPOSAL NO. 2

Ratification of Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends that you vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.

The Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will also have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

In connection with the audit of our 2025 consolidated financial statements, we entered into an agreement with Deloitte, which sets forth the terms by which Deloitte performed audit services for the Company. The following table presents fees for professional services rendered by Deloitte for the audit of our financial statements for 2025 and 2024, and for fees billed for other services rendered by Deloitte during those periods.

($ in thousands)	2025	2024

Audit fees(1)	$1,980	$1,925

Audit-related fees(2)	511	614

Tax fees(3)	244	220

Total	$2,735	$2,759

(1)

Includes the aggregate audit fees recognized in each of the last two fiscal years for professional services rendered for the audits of the Company’s annual consolidated financial statements and the reviews of quarterly condensed consolidated financial statements.

(2)

Includes audit-related fees recognized in each of the last two fiscal years for professional services rendered in connection with (1) the audits of joint ventures for which we are the managing member and (2) review of prospectus information filed with the SEC related to our debt offerings.

(3)	Includes the aggregate tax fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning.

All of the services covered under the captions “Audit fees,” “Audit-related fees,” and “Tax fees” were pre-approved by the Audit Committee. We paid no fees to Deloitte in 2025 or 2024 other than the Audit fees, Audit-related fees, and Tax fees set forth in the table above. The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte’s independence and concluded that it was.

44

PROPOSAL NO. 2: Ratification of Independent Registered Public Accounting Firm

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee has established procedures relating to its approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and, except where services may be pre-approved under authority delegated by the Audit Committee, the Audit Committee pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement. The Audit Committee has delegated to its Chairperson the authority to review and pre-approve any such services between the Audit Committee’s regular meetings, and any such pre-approval will be subsequently considered and ratified by the Audit Committee at its next regularly scheduled meeting.

2026 Proxy Statement	45

Executive Officers of the Company

Set forth below is certain information regarding each of our current executive officers.

Dallas B. Tanner

Title: President and Chief Executive Officer

Age: 45

Mr. Tanner has served as our President and CEO and a Board member since January 2019. As a founding member of our Company’s business, Mr. Tanner was at the forefront of creating the single-family rental industry. He initially served as Executive Vice President and Chief Investment Officer from the Company’s founding in April 2012 until January 2019, as well as Interim President from August 2018 to January 2019. Prior to the initial public offering of the Company in February 2017, he served on the boards of the Company’s predecessor entities. Mr. Tanner has more than 20 years of real estate experience through the establishment of numerous real estate platforms. In 2005, he founded Treehouse Group, for which he privately sourced funds for platform investments, including single-family homes, multifamily properties, manufactured housing, residential land, bridge financing, and property management. Mr. Tanner currently serves as a board member of Roots Management, a manufactured housing platform with 40,000+ homes that operates in 22 states. He also is a member of the HOPE Global Board of Advisors, the Policy Advisory Board of the Harvard Joint Center for Housing Studies, Arizona State University Real Estate Advisory Board, and the Real Estate Roundtable. Mr. Tanner is named a Henry Crown Fellow by the Aspen Institute. He is actively involved in American Indian Services and served as a missionary in the Netherlands and Belgium.

Jonathan S. Olsen

Title: Executive Vice President, Chief Financial Officer and Treasurer

Age: 52

Mr. Olsen has served as our Executive Vice President, Chief Financial Officer and Treasurer since June 2023. Mr. Olsen joined Invitation Homes in 2012 and previously served as Executive Vice President, Corporate Strategy and Finance, from February 2020 to May 2023; as Senior Vice President, Finance, and Head of Capital Markets from June 2016 to February 2020; as Managing Director and Head of Capital Markets from April 2013 to June 2016; and as Managing Director and Co-Head of Asset Management from June 2012 to April 2013. From 2003 to 2012, Mr. Olsen worked in the real estate investment banking groups at Banc of America Securities, Goldman Sachs, and Jefferies & Company, and from 1996 to 2001 he worked in the mergers and acquisitions groups at UBS Securities, SG Cowen Securities, and PepsiCo, Inc.

Scott G. Eisen

Title: Executive Vice President and Chief Investment Officer

Age: 56

Mr. Eisen has served as our Executive Vice President and Chief Investment Officer since August 2023. Mr. Eisen has more than 25 years of experience in real estate investment banking, mergers and acquisitions, corporate finance, and business development. Prior to joining Invitation Homes, he was Head of North American Real Estate Investment Banking for Citigroup from 2016, responsible for business planning, client interaction, and transaction execution for multiple real estate sectors. Previously, Mr. Eisen was Director of Real Estate Banking at Merrill Lynch & Co. and Confidential Assistant to the Secretary of Commerce at the U.S. Department of Commerce. Mr. Eisen is a member of the ICSC Board of Trustees and the Urban Land Institute and a former member of the Nareit Board of Governors.

46

Executive Officers of the Company

Timothy J. Lobner

Title: Executive Vice President and Chief Operating Officer

Age: 49

Mr. Lobner has served as our Executive Vice President and Chief Operating Officer since March 2025. Prior to this role, he served as the Head of Field Operations for Invitation Homes since December 2023, overseeing the Company’s property management operations. Prior to that, he was Executive Vice President, Operations Support, since January 2014. Mr. Lobner joined Invitation Homes in October 2012. From 2006 to 2012, he worked at Trammell Crow Company, the commercial real estate development subsidiary of CBRE, where he focused on industrial, office and retail opportunities. Before beginning his real estate career, Mr. Lobner served as a nuclear submarine officer in the U.S. Navy from 1999 to 2005.

Mark A. Solls

Title: Executive Vice President, Chief Legal Officer and Secretary

Age: 69

Mr. Solls has served as our Executive Vice President, Chief Legal Officer and Secretary since August 2015. Mr. Solls has served as the Chairman of the Board of the National Rental Home Council since April 2024. Mr. Solls previously served as Senior Vice President and General Counsel of DentalOne Partners, Inc., a dental service management organization, from August 2012 to July 2015. From April 2011 to July 2012, Mr. Solls served as a Legal Consultant to Susan G. Komen for the Cure Breast Cancer Foundation. Mr. Solls served as Executive Vice President and General Counsel of Concentra Inc., a healthcare management company, from August 2006 to January 2011. From September 2002 to May 2006, Mr. Solls served as Executive Vice President and General Counsel for Wyndham International, Inc., a leading hotel company. From 1998 to 2002, Mr. Solls served as Vice President and General Counsel of DalTile International Inc., a leading manufacturer and distributor of ceramic tile.

2026 Proxy Statement	47

PROPOSAL NO. 3

Non-Binding Advisory Vote to Approve Executive Compensation

The Board of Directors unanimously recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the ”Dodd-Frank Act”)) and the related rules of the SEC, we are asking our stockholders to approve, on an advisory basis, the compensation paid to our named executive officers (as described below) as disclosed in this Proxy Statement, including the section entitled “Compensation Discussion and Analysis,” the compensation tables, and the related narrative discussion. While the results of the vote are non-binding and advisory in nature, the Compensation and Management Development Committee and the Board intend to carefully consider the results of this vote when evaluating our executive compensation programs.

As described in detail under “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term, and strategic performance goals and the realization of increased value to stockholders. Please read the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our named executive officers.

48

Executive Compensation—

Compensation Discussion and Analysis

Introduction

This section describes our executive compensation philosophy and program and compensation decisions made under the program for the following executive officers of the Company (our named executive officers, each an “NEO” and, collectively, the “NEOs”):

•	Dallas B. Tanner, our President and CEO;

•	Jonathan S. Olsen, our Executive Vice President, Chief Financial Officer and Treasurer;

•	Timothy J. Lobner, our Executive Vice President and Chief Operating Officer;

•	Scott G. Eisen, our Executive Vice President and Chief Investment Officer;

•	Mark A. Solls, our Executive Vice President, Chief Legal Officer and Secretary; and

•	Charles D. Young, our former President and Chief Operating Officer.

Effective September 1, 2025, Mr. Young resigned as our President and ceased to serve as Chief Operating Officer in February 2025.

Executive Summary

Our goal is to be the premier choice in home leasing by continuously enhancing our residents’ living experience and contributing meaningfully to economic growth, job creation, and the vitality of the communities we serve. In 2025, we continued to expand our portfolio to meet the growing demand for single family rental homes. Alongside the positive impact we delivered for residents and communities, we generated solid financial results for our stockholders. From January 1, 2021 through December 31, 2025, stockholders realized a cumulative total shareholder return (“TSR”) of 9.1%, reflecting both share price appreciation and our disciplined approach to returning capital through dividends. We have increased our dividend over time, demonstrating our focus on delivering sustainable, long- term value.(1)

The overarching goal of our executive compensation program is to motivate our leaders to achieve our key strategic priorities and focus on long-term value creation for our stockholders, while maintaining leadership continuity through multi-year service-based retention mechanisms. Our executive compensation program is designed to reward for financial performance and specific business results that create value for our stockholders, mitigate material risks, and align with stockholder interests by having a significant portion composed of long-term equity-based awards. We set pay levels commensurate with performance and the need to attract and retain high quality talent, and we consider many factors in setting executive compensation, including the advice of FPC, level of pay relative to the Company’s other executives, competitive market data, and both Company and individual performance and results.

As part of determining executive compensation, the Compensation and Management Development Committee reviews our goal-setting processes to ensure targets are rigorous, yet attainable, thereby incentivizing performance. In determining 2025 executive compensation, the Committee considered a balanced mix of metrics for our short-term and long-term incentive plans to measure the Company’s performance, our progress against strategic priorities, as well as individual executive performance.

(1)

TSR represents growth in the value of an investment in the Company’s shares of common stock due to share price appreciation or depreciation and dividends paid, assuming the contemporaneous reinvestment of dividends on their ex-dividend dates. Past performance, including dividend growth and total shareholder return, is not indicative of future results.

2026 Proxy Statement	49

Executive Compensation—Compensation Discussion and Analysis

2025 Performance Highlights

$0.96	29.5%	$1.63(1)

On a Generally Accepted Accounting Principles (“GAAP”) basis, net income per diluted common share.	On a GAAP basis, year-over-year growth in net income available to common stockholders.	Adjusted Funds from Operation (“AFFO”) per share, up 1.8% year-over-year.

22.8%(2)	4.2%	2.3%(2)(3)

Same Store turnover rate for the year ended December 31, 2025.	On a GAAP basis, increase in Total Revenues year-over-year.	Same Store NOI growth year-over-year.

3.1%(2)	3.6%	BBB+/BBB

Same Store blended rental rate growth for the year ended December 31, 2025.	Increase in our quarterly cash dividend, from $0.28 per common share per quarter in 2024 to $0.29 per common share per quarter in 2025.	Our investment grade credit ratings from Fitch Ratings and S&P Global Ratings, respectively, as of December 31, 2025.

887	>1,300	96.8%(2)

Number of new homes we have under contract and expect to purchase from our homebuilder partners over the next several years, as of December 31, 2025.	Net existing-home dispositions to predominantly owner-occupant buyers in 2025.	Same Store average occupancy for the year ended December 31, 2025.

(1)

AFFO is calculated as described in Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Measures” in our 2025 Form 10-K which also contains the reconciliation of AFFO to net income (loss) (as determined in accordance with GAAP), the most directly comparable GAAP measure.

(2)	“Same Store” is defined in our 2025 Form 10-K under “Defined Terms.”

(3)

Same Store NOI Growth is defined as the percentage year-over-year change in Net Operating Income (“NOI”) from our Same Store portfolio where NOI is calculated as described in our 2025 Form 10-K under Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Measures.” See Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Measures” in our 2025 Form 10-K for the reconciliation of Same Store NOI to net income (loss) (as determined in accordance with GAAP), the most directly comparable GAAP measure.

50

Executive Compensation—Compensation Discussion and Analysis

Strong Compensation Governance

We maintain strong governance standards in the oversight of our executive compensation programs. The Compensation and Management Development Committee oversees the executive compensation program and evaluates the program against competitive practices, legal and regulatory developments, and corporate governance trends. The Committee has incorporated the following market-leading governance features into our program.

What We Do

Pay-for-Performance: The majority of our executive compensation is performance-based and at-risk, tied to rigorous absolute and relative performance goals.	✓

Alignment with Stakeholder Interests: We reward performance that meets or exceeds goals that the Compensation and Management Development Committee establishes with the objective of increasing stockholder value over time, aligning with other stakeholders’ interests and driving long-term strategic outcomes.

✓

Annual Say-on-Pay Vote: We conduct a stockholder advisory vote on executive compensation annually.	✓

Recoupment Policies: We have a clawback policy requiring mandatory recovery of certain incentive compensation paid to executive officers in the event of a material financial restatement, and our equity award agreements contain provisions relating to incentive compensation recoupment.

✓

Short-Term and Long-Term Incentives: Our annual and long-term incentive plans provide a balance of incentives and include rigorous metrics to measure the Company’s performance.	✓

Capped Incentive Awards: Payouts under our 2025 short- and long-term incentive plans are capped at 200% of target for short-term and 300% of target for long-term plans.	✓

Independent Compensation Committee: Each member of the Compensation and Management Development Committee meets the independence requirements under SEC rules and NYSE listing standards.	✓

Independent Compensation Consultant: Our Compensation and Management Development Committee engages an independent compensation consultant that does not provide any other consulting or other services to the Company.

✓

Robust Stock Ownership Guidelines: To further align the interests of management with our stakeholders, we have stock ownership guidelines that require our executive officers to hold a significant multiple of their annual base salary in equity.

✓

What We Don’t Do

Employment Agreements: We do not enter into individual employment agreements or individual change in control agreements with our executive officers.	×

Compensation Risks: We do not encourage excessive risk taking (we conduct annual formal enterprise risk assessments).	×

Hedging and Pledging: We prohibit hedging and pledging or borrowing against Company stock.	×

Excise Tax Gross-Ups: We do not authorize excise tax gross-ups.	×

2026 Proxy Statement	51

Executive Compensation—Compensation Discussion and Analysis

2025 Executive Compensation Program Highlights

Predominantly At-Risk Pay: Approximately 93% of our CEO’s total target compensation and approximately 85% of our other NEOs’ total target compensation is at-risk and not guaranteed, with only base salary representing fixed compensation.

✓

Emphasis on Long-Term, Performance-Based Incentives: A substantial majority of our incentive awards are tied to rigorous goals. 90% of the short-term incentive awards are tied to corporate and financial performance, and 75% of the long-term incentive awards are tied to challenging multi-year performance goals, with only 25% consisting of time-based awards to support retention.

✓

Rigorous Performance Metrics: Performance-based long-term incentive awards are measured over a three-year period, with 45% tied to TSR relative to the MSCI US REIT Index compounded annual growth rate (“CAGR”) (the “TSR Relative to RMS Index CAGR”) and 30% tied to Same Store NOI Growth CAGR.

✓

Must Outperform to Earn Target: To earn target on the Relative TSR metric, the Company must outperform the MSCI US REIT Index by 50 basis points, a consistent best practice feature supported by our investors.

✓

Investor Alignment—Negative TSR Cap: TSR awards are capped at target if the Company’s three-year absolute TSR is negative, ensuring that executives do not receive above-target payouts during periods of declining share value, another best practice feature supported by our investors.

✓

Maximum Payout Caps: The maximum payout under long-term incentive plans is capped at 300% of target, and the maximum dollar value of performance-based awards is subject to a Value Cap to prevent windfall payouts. 300% achievement can only occur if we achieve maximum performance on our TSR Relative to RMS Index CAGR, Same Store NOI Growth CAGR, and on the modifier metric of absolute TSR performance, requiring substantial share price performance.

✓

Alignment of Pay and Performance

The chart below explains the distinction between compensation reported for the CEO in the Summary Compensation Table over the last five years and realizable value of his compensation over the last five years. The realizable value reflects the CEO’s actual compensation earned for the five-year period and the intrinsic value of his long-term equity incentive awards granted in each year that were earned or tracking to be earned as of December 31, 2025, based on our closing stock price of $27.79 on December 31, 2025. The Summary Compensation Table compensation is presented in accordance with SEC disclosure requirements and includes equity awards at their grant date fair value (i.e., the accounting value at grant).

Because the ultimate value of equity depends on Company performance and stock price over time, the Compensation and Management Development Committee also considers actual compensation as an additional perspective on the CEO’s and other NEOs’ pay and alignment with shareholder outcomes.

In recent years, driven by stock price performance and incentive payout levels, Mr. Tanner’s actual compensation earned, and that tracking to be earned, has been meaningfully lower than the amounts reported in the Summary Compensation Table, averaging 31% below pay reported in the Summary Compensation Table over the past five years. The Compensation and Management Development Committee believes this outcome

52

Executive Compensation—Compensation Discussion and Analysis

reflects the pay-for-performance design of the Company’s executive compensation program and appropriately aligns executive compensation with the shareholder experience.

Summary Compensation Table (SCT)	Actual Compensation (Earned/Tracking)
Concept:	Concept:
Follows the SEC’s disclosure framework, which combines compensation earned during the year (base salary and annual bonus) as well as certain future contingent pay opportunities (equity awards)

Reflects compensation ultimately earned or expected to be earned and attributes long-term incentive outcomes to the year in which the awards were granted, aligning compensation outcomes with the applicable grant-year performance period rather than the year in which awards vest or are realized

Purpose:	Purpose:
Provides standardized disclosure of executive compensation as required by SEC regulations	Offers additional transparency into the relationship between Company performance and the compensation ultimately earned
How it is Calculated:	How it is Calculated:

Base salary paid during the year	Base salary paid during the year

+	+

Annual cash incentive earned for the applicable year’s performance	Annual cash incentive earned for the applicable year’s performance

+	+
Grant date fair value of equity awards granted during the most recently completed fiscal year

Value as of December 31, 2025 of equity awards granted in each fiscal year, calculated based on the number of shares earned or expected to be earned (based on actual or estimated payout outcomes) multiplied by the Company’s stock price on December 31, 2025

+	+

All other compensation	All other compensation

(1)

“SCT Reported Compensation” reflects salary, annual cash incentives earned, and the grant date fair value of equity awards granted in each year as reported in the Summary Compensation Table. “Actual Compensation” reflects salary and annual cash incentives earned plus the value as of December 31, 2025 of equity awards granted in each fiscal year, calculated based on the number of shares earned or expected to be earned (based on actual or estimated payout outcomes) multiplied by the Company’s closing stock price of $27.79 on December 31, 2025. Performance-based awards granted in 2024 and 2025 remained outstanding as of December 31, 2025; therefore, their value reflects estimated payout levels as of that date.

2026 Proxy Statement	53

Executive Compensation—Compensation Discussion and Analysis

Advisory Vote on Executive Compensation

We maintain an open line of communication with our stockholders on our compensation philosophy and practices and have consistently received say-on-pay support from our stockholders. We take the results of the stockholder vote on our executive compensation program very seriously. At our 2025 annual meeting, a substantial majority of stockholders (92.7%) voted in favor of our 2025 executive compensation. Our Compensation and Management Development Committee has considered the results of the stockholder vote at our 2025 annual meeting and views this outcome as evidence of stockholder support of its executive compensation decisions and policies.

Since our initial public offering, we have consistently received strong stockholder support for our executive compensation program. In 2023, our say-on-pay support reflected a notable decrease from prior years. In response, our Compensation and Management Development Committee led a proactive stockholder outreach effort, with Committee members and other independent directors participating directly in meetings with our largest investors. Following these discussions and in response to stockholder feedback, the Committee made changes to our executive compensation program to better align with stockholder expectations. As a result of these efforts, our say-on-pay support improved significantly in 2024 and has remained strong.

We have proactive, ongoing engagement with our stockholders throughout the year focused on corporate governance, corporate responsibility and sustainability, and executive compensation. We remain dedicated to listening to feedback from our stockholders and will continue to proactively engage with our investors on matters related to our executive compensation program, corporate governance, and corporate responsibility practices. See “The Board of Directors and Certain Governance Matters—Stockholder Engagement Process” for more information on our stockholder engagement efforts. Our Compensation and Management Development Committee will continue to consider the views of our stockholders in connection with our executive compensation program. Additionally, we will continue to consider future modifications to our executive compensation program based upon evolving best practices, developments in and factors affecting our business, market compensation data, and changing regulatory requirements.

Executive Compensation Objectives and Philosophy

Our pay-for-performance compensation philosophy is set by the Compensation and Management Development Committee. Our goal is to provide compensation and incentives designed to attract and retain key executives with the qualifications to manage and lead the Company as well as to motivate them to develop professionally, contribute to the achievement of our financial goals, and ultimately create and grow our equity value. Our compensation philosophy aligns our executives with our growth objectives via equity compensation and annual incentive compensation, the value of which is driven by our performance over the long and short term, respectively, while balancing with retention awards that vest over time and are subject to forfeiture and/or recoupment, as applicable, upon voluntary resignation or breach of restrictive covenants. All of our NEOs maintain a significant equity stake in the Company.

54

Executive Compensation—Compensation Discussion and Analysis

To achieve these objectives, we provide executive pay programs that:

•	Deliver competitive levels of compensation to attract, retain, and motivate highly qualified executives;

•

Foster a strong relationship between stockholder value and executive compensation by having a significant portion of compensation composed of long-term incentive awards, complemented by targeted retention awards designed to promote leadership continuity through multi-year service requirements;

•	Emphasize performance-based compensation contingent upon achieving financial and business area performance goals; and

•	Promote our company values and leadership behaviors.

When designing the Company’s executive compensation plans and making individual compensation decisions, the Compensation and Management Development Committee considers several key principles:

•	Cultivate long-term value creation without taking unnecessary risks;

•	Combine both short- and long-term compensation to promote retention and create a pay-for-performance environment;

•	Emphasize at-risk pay over fixed pay, yet create a positive work environment that rewards long-term achievements and encourages executive tenure through multi-year vesting horizons; and

•

Motivate and reward for successfully executing our business strategies, including our corporate responsibility and sustainability goals, while maintaining leadership continuity through retention-oriented designs.

Determination of Compensation

Independent Review and Approval of Executive Compensation

The Compensation and Management Development Committee oversees and approves key aspects of executive compensation, including salaries, corporate goals and individual objectives, payouts under the annual cash incentive plan, and the size and structure of long-term incentive awards for our NEOs. The Committee approves objectives designed to align executive pay with Company performance and stockholder interests and also seeks to provide competitive pay opportunities tied to performance and designed to retain talent, maximize stockholder value, and mitigate material risk.

The Compensation and Management Development Committee does not delegate any substantive responsibility related to the compensation of NEOs and exercises its independent judgment when approving executive compensation. No member of the Committee is a former or current officer of the Company or any of its subsidiaries. They are all independent under current NYSE listing standards and for purposes of Section 10C(b) of the Exchange Act.

When making compensation decisions affecting the CEO and other NEOs, the Compensation and Management Development Committee considers the aggregate amount and mix of all components of compensation. The Committee also considers the advice of its independent compensation consultant, competitive market data, level of pay relative to the Company’s other executives, and the alignment of the Company’s total pay opportunity and pay outcomes with performance and retention objectives, including award duration, vesting schedules, and forfeiture terms.

The Compensation and Management Development Committee conducts an annual evaluation process of the CEO. The Committee determines and approves the annual salary, bonus, equity-based incentives, and other benefits, direct and indirect, of the CEO. The CEO does not have a role in and is not present during discussions regarding his own compensation. The CEO traditionally has a role in setting the compensation for other NEOs by providing recommendations to the Committee. The Committee has the discretion to accept, reject, or modify the CEO’s recommendations.

2026 Proxy Statement	55

Executive Compensation—Compensation Discussion and Analysis

The Role of the Compensation and Management Development Committee’s Independent Consultant

The Compensation and Management Development Committee has sole authority under its charter to retain advisors and consultants as it deems appropriate. The Committee has retained FPC, a nationally recognized leader in advising public REITs on executive compensation and related matters, as its compensation consultant.

FPC attends Compensation and Management Development Committee meetings, reviews compensation data with the Committee and participates in general discussions regarding executive compensation issues. FPC reports to the Committee, and at the Committee’s direction, will work with management to develop materials and analyses essential to Committee’s executive compensation evaluations and determination. Such materials include competitive market assessments. FPC regularly participates in executive sessions with the Committee (without any of the Company’s personnel or executives present) to discuss compensation matters.

During 2025, Ferguson Partners L.P., an affiliate of FPC, was retained by the Company to provide recruitment services for a management position. The $136,300 of Ferguson Partners L.P.’s fees for these recruitment services in the calendar year 2025, when combined with $138,750 the amount of fees received by FPC from the Company for compensation consulting services, represent less than 2% of the aggregate revenues of FPC and its affiliates for calendar year 2025.

The Compensation and Management Development Committee assessed the independence of FPC in accordance with the applicable rules of the SEC and the NYSE. After considering the relevant factors, the Committee determined that it was appropriate to engage FPC as its compensation consultant and that the work performed by FPC does not raise any conflicts of interest.

Use of Peer Data

We are always competing for the best talent in the marketplace, which is not just limited to other public REITs, but also, private single family rental companies, real estate private equity, and real estate fintech companies. The Compensation and Management Development Committee regularly reviews market data and pay practices and ranges of our “peer” companies to ensure that we continue to offer a relevant and competitive executive pay program each year. As previously mentioned, while our benchmarking analyses focus on other public REITs, we compete for talent with many types of private single family rental companies, real estate private equity, and real estate fintech firms, among others, and are mindful of the design and opportunities across compensation programs that exist at other organizations. The Committee believes this allows the Company to successfully attract and retain the high-quality executive talent critical to the Company’s long-term success.

The Compensation and Management Development Committee reviews the potential total compensation package for each of the executive officers against a pre-selected peer group, consisting of other publicly traded REITs, based on data compiled by FPC. Consistent with the objectives of the Company’s executive compensation program, the Committee compares executive officer compensation against these peer companies to ensure that the Company attracts and retains highly qualified executive officers by providing a

56

Executive Compensation—Compensation Discussion and Analysis

total executive compensation package that is competitive with those provided by the Company’s peers. FPC assists the Compensation and Management Development Committee in selecting the Company’s peer group.

Guiding Factors for Selecting Our Peers

Public Single-Family Rental Focus

While there is only one U.S. based public single family rental focused REIT of comparable size to us (American Homes 4 Rent), the Compensation and Management Development Committee selected other companies to create sufficiently robust data for our compensation peer group.

Ownership Structure and Business Model	Companies organized as publicly traded REITs and companies with similar business models.

Size and Scope

Companies which are similar in size (with a focus on residential operations), with the primary measure being total capitalization (around 0.5x to 2.0x of our total market capitalization and such that we rank near the median of the peer group) and number of properties and breadth of portfolio.

Operational Intensity and Complexity

Companies with a similar complexity of diverse business activities and geographic reach or companies engaged in transactions of a similar complex nature, such as development activities and joint ventures.

Index	Companies classified within the FTSE Nareit Residential Index, as well as relative weighting within the Index.

Other Considerations	Companies we compete with for investors, or which key analysts and proxy advisory firms name as a peer and which cite us as a peer.

For the 2025 peer group, FPC recommended the removal of Healthpeak Properties, Inc. and the addition of Public Storage to both better align the Company’s size and account for a more similarly situated business structure focused on operational intensity. The Compensation and Management Development Committee approved the following peer group of REITs for competitive analyses of compensation that informed decisions on 2025 pay opportunities for our NEOs.

Peer Company Name	Asset Focus

American Homes 4 Rent	Single-Family Rental

AvalonBay Communities, Inc.	Multifamily

BXP, Inc.	Office

Camden Property Trust	Multifamily

Digital Realty Trust, Inc.	Specialty

Equity Residential	Multifamily

Essex Property Trust, Inc.	Multifamily

Extra Space Storage Inc.	Self-Storage

Mid-America Apartment Communities, Inc.	Multifamily

Public Storage	Self-Storage

Realty Income Corporation	Diversified

Regency Centers Corporation	Shopping Center

SBA Communications Corporation	Communications

Sun Communities, Inc.	Manufactured Housing

UDR, Inc.	Multifamily

In 2025, the Compensation and Management Development Committee reviewed compensation data for executives at the peer companies with positions comparable to those held by the NEOs. This data consisted of base salary, annual cash incentives, and equity award information (the latter two components on an actual and target basis), paid by each of the peer companies based on public filings as well as FPC’s proprietary database,

2026 Proxy Statement	57

Executive Compensation—Compensation Discussion and Analysis

which also includes data from the Nareit Compensation Survey (which FPC conducts). FPC’s analysis concluded that the peer companies generally have compensation programs comparable to ours, with annual bonuses typically in the form of cash and long-term compensation including a mix of both performance vesting and time vesting equity awards. The Committee generally uses the market data provided by the peer group as one of several reference points useful for determining the form and amount of compensation; however, the Committee does not specifically target a percentile for benchmarking purposes and actual compensation paid. The Committee expects to review the peer group annually and make changes as warranted and deemed appropriate. The total capitalization data below is as of December 31, 2025.

Total Capitalization ($M)
Realty Income Corporation
Digital Realty Trust, Inc.
Public Storage
Extra Space Storage Inc.
SBA Communications Corporation
AvalonBay Communities, Inc.
Equity Residential
BXP, Inc.
Invitation Homes Inc.
Essex Property Trust, Inc.
Mid-America Apartment Communities, Inc.
Sun Communities, Inc.
UDR, Inc.
American Homes 4 Rent
Regency Centers Corporation
Camden Property Trust
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000

2025 Executive Compensation Program Elements

Our compensation program is heavily weighted towards performance-based compensation, reflecting our philosophy of increasing the long-term value of the Company, supporting strategic and operational objectives, and incentivizing management to achieve those objectives.

The main elements of our executive compensation framework assess performance across a variety of goals and measure performance across an annual and multi-year performance period while preserving a substantial emphasis on performance-based pay. The performance-based components include a threshold, target, and

58

Executive Compensation—Compensation Discussion and Analysis

maximum opportunity for the annual cash incentive award and the performance vesting RSUs. The table below contains a design overview of our executive compensation program.

Element	Form	Purpose	Weighting and Metrics

Base Salary	Cash (Fixed)	To provide market- competitive levels of fixed pay to attract and retain executives.	Fixed rate of pay utilized to attract and retain executives.

Annual Cash Incentive	Performance- Based Cash (Variable and At-Risk)	To motivate and reward the achievement of annual financial and other performance goals.	90% Corporate financial objectives (including AFFO per share, Same Store Core Revenue Growth year-over-year, and Adjusted EBITDA Margin)(1)(2), and defined strategic priorities (including: portfolio growth through robust joint venture and REIT acquisition plans while developing new built-to-rent lending offerings; empowerment of team members to deliver better experiences through core and back-office improvements; optimization of our third-party and joint venture client experiences; optimization of our leasing, renewal and sales platform; design and implementation of a best-in-class community operating model and playbook; continued investment in talent and embedding our new purpose and values across the organization; and continued regulatory outreach).

10% Individual performance.

Long-Term Incentive Award	Performance Vesting RSUs (Variable and At-Risk)	To motivate and reward long-term company performance that maximizes stockholder value and retain executives.	75% Forward-looking three-year performance period in which awards may be earned based 45% upon the TSR Relative to RMS Index CAGR and 30% upon Same Store NOI Growth CAGR; if earned at the end of the performance period, awards will be eligible to vest on the Certification Date (as defined below); if three-year absolute TSR is negative, TSR metric is capped at target.

	Time Vesting RSUs and Partnership Units		25% Awards vest ratably over three years.

(1)	See “Annex A: Non-GAAP Reconciliations” for reconciliation of Total Revenues to Same Store Core Revenues, full year.

(2)

EBITDA, EBITDAre, and Adjusted EBITDAre are calculated as described in our 2025 Form 10-K, under Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Measures.” See Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Measures” in our 2025 Form 10-K for the reconciliation of EBITDA, EBITDAre, and Adjusted EBITDAre to net income (loss) (as determined in accordance with GAAP), the most directly comparable GAAP measure.

Our executive compensation program provides significant alignment between pay and performance by linking a meaningful portion of total compensation to the achievement of operational and strategic goals through our short-term incentive program, as well as rigorous relative shareholder return goals through our long-term incentive program.

In 2025, approximately 93% of our CEO’s total target compensation and approximately 85% of our other NEOs’ total target compensation was at-risk and not guaranteed and 7% and 15%, respectively, was fixed (base salary). To build even stronger pay-for-performance alignment with our stockholders, long-term incentive awards are predominantly “at-risk” performance-based equity awards, the ultimate value of which depends on the Company’s future relative total shareholder return, three-year Same Store NOI growth, and the Company’s

2026 Proxy Statement	59

Executive Compensation—Compensation Discussion and Analysis

absolute total shareholder return. The following diagrams present the allocation of total pay among different components of our executive compensation program for our CEO and the weighted average of each component for our other NEOs as a group.

Base Salary

Base salary compensates our NEOs for performing the requirements of their positions and provides them with a level of cash income predictability and stability with respect to a portion of their total compensation. The Compensation and Management Development Committee believes that base salaries for our NEOs should reflect market-competitive levels of pay and factors unique to each executive such as experience and breadth of responsibilities, performance, individual skill set, time in the role, and pay relative to peers. The Committee increased Mr. Olsen’s base salary in 2025 from $550,000 to $600,000 to reflect his individual performance and the performance of the Company and to adjust his base salary to be in line with the market-competitive levels. In keeping with our disciplined approach to fixed compensation and mindful of prevailing market conditions, our CEO did not receive an increase to his base salary for 2025.

Base salaries for the NEOs as of December 31, 2024 and 2025 were as follows:

Name	2024	2025	% Change

Dallas B. Tanner	$1,000,000	$1,000,000	-

Jonathan S. Olsen	$550,000	$600,000	9%

Timothy J. Lobner	-	$500,000	-

Scott G. Eisen	$700,000	$700,000	-

Mark A. Solls	$525,000	$525,000	-

Charles D. Young	$700,000	$700,000	-

2025 Annual Cash Incentive Program

In 2025, our NEOs participated in an annual cash incentive program under which each of the executives was eligible to receive an annual cash incentive based upon the achievement of certain performance criteria. The goals were comprised of corporate financial objectives and strategic priorities, which were shared by all NEOs, and individual performance, which included goals which were unique to each executive. These goals were pre-established, with the majority measured objectively.

Each of our NEO’s total award opportunity under the 2025 annual cash incentive program was designed to be based on the financial, corporate, and individual performance as set forth below:

AFFO Per Share	Same Store Core Revenue Growth Year-Over-Year	Adjusted EBITDA Margin	Strategic Priorities	Individual Performance

30%	20%	20%	20%	10%

60

Executive Compensation—Compensation Discussion and Analysis

2025 Corporate Financial Objectives

The corporate financial objectives under the 2025 annual cash incentive program consisted of: (1) Total AFFO per share; (2) Same Store Core Revenue Growth year-over-year (see “Annex A: Non-GAAP Reconciliations” for reconciliation of Total Revenues to Same Store Core Revenues, full year); and (3) Adjusted EBITDA Margin (defined above). Further discussion of the three corporate financial objectives is provided in the table below:

Objective	Discussion

AFFO Per Share

The Compensation and Management Development Committee set the target for AFFO per share for 2025 at $1.61. The Committee believes the 2025 target was appropriately rigorous. For 2025, the Company outperformed its target objective, at $1.63 AFFO per share.

Same Store Core Revenue Growth

The Compensation and Management Development Committee set the target for Same Store Core Revenue Growth for 2025 at 2.5%. While this represented a decrease from the 2025 target of 5.0%, the 2024 target reflected a continued strong growth objective. The Committee believes the 2025 target was appropriately rigorous in consideration of continued post-pandemic normalization in 2025 of Same Store average occupancy and moderation in rent growth following several years of outsized market performance. For 2025, the Company achieved below its target objective, at 2.4% Same Store Core Revenue Growth, and the payout was correspondingly lowered.

Adjusted EBITDA Margin

The Compensation and Management Development Committee set the target for Adjusted EBITDA Margin for 2025 at 61.0%, representing a slight increase from the 2024 target of 60.8%. The Committee believes the 2025 target was appropriately rigorous in consideration of the continued post-pandemic normalization and moderation of its leasing business, continued inflationary pressures, and increased property taxes expense. For 2025, the Company achieved just below its target objective, at 60.8% Adjusted EBITDA Margin.

2025 Strategic Priorities

The strategic priorities under the 2025 annual cash incentive program consisted of: (1) portfolio growth through robust joint venture and REIT acquisition plans while developing new built-to-rent lending offerings; (2) empowerment of team members to deliver better experiences through core and back-office improvements; (3) optimization of our third-party and joint venture client experiences; (4) optimization of our leasing, renewal and sales platform; (5) design and implementation of a best-in-class community operating model and playbook; (6) continued investment in talent and embedding our new purpose and values across the organization; and (7) continued regulatory outreach.

Strategic Priorities Performance Assessment

The strategic priorities component of the 2025 annual cash incentive program is evaluated against pre-established, objectively measurable goals across three core categories: capital deployment and portfolio growth, operational excellence, and leadership engagement. The Compensation and Management Development Committee established specific performance targets at the beginning of the year, with achievement assessed against quantitative benchmarks where applicable.

•

Capital Deployment and Portfolio Growth. The Company deployed $812 million across 2,410 units, exceeding its $500 million acquisition target by 62%. Joint venture capital deployment reached $175 million against a $200 million goal, reflecting partner yield expectation challenges.

•

Operational Excellence. The Company completed a key leasing objective by shifting more than 3,200 lease expirations out of summer 2025, significantly exceeding the goal of approximately 1,900 expirations. Deposit accounting modernization was delivered on schedule, meeting foundational system upgrade expectations. Customer experience metrics remained strong, with an approved-application-to-move-in conversion rate of 71.1%, surpassing the 70.0% target. Same Store value-add services achieved year-over-year revenue growth of 26.6%, tracking ahead of annual expectations. Of ten operational goals, nine were achieved.

•

Leadership Engagement. Company leaders completed six executive-level media interviews, exceeding the original goal of four. The annual Leadership Summit delivered a 4.7/5.0 participant experience rating, exceeding expectations. Purpose and values alignment scores remained below the 60% target level, though the Compensation and Management Development Committee recognized successful mid-year rollout of new purpose and values in its overall assessment.

Based on the results across these pre-established metrics, the Committee determined a “meets expectations” outcome for the strategic priorities component.

2026 Proxy Statement	61

Executive Compensation—Compensation Discussion and Analysis

2025 Performance

The Compensation and Management Development Committee established specific performance goals for our NEOs within each of the above corporate metrics that contained a defined threshold (50%), target (100%), and maximum (200%) opportunity. Our target level generally aligned with our budget, with a bandwidth from target in which the maximum opportunity requires a high degree of performance. Annual cash incentive scores were interpolated on a straight-line basis based on actual achievement between the threshold, target, and maximum levels with no payout for any performance measure that did not achieve the threshold. The diagrams below illustrate the specific goals across each corporate metric, which were established at the beginning of 2025, as well as our actual results.

62

Executive Compensation—Compensation Discussion and Analysis

Mr. Tanner’s individual performance constituted 10% of his 2025 annual cash incentive. His goals focused on three key corporate strategy areas: improving operational and financial performance, driving accretive growth, and enhancing Company culture and reputation. To improve operational and financial performance, Mr. Tanner oversaw the implementation of a dynamic leasing environment through enhanced customer engagement on our website, completed consolidation and centralization efforts in leasing operations, and led the development of a new revenue management resource. He also engaged key leadership to strengthen third-party property management, support services, and asset management. To drive accretive growth, Mr. Tanner led a capital allocation campaign with new strategic partners, supported the establishment of new joint ventures, and spearheaded the acquisition of ResiBuilt Homes, LLC, a leading fee homebuilder, further supporting our growth strategy. To strengthen Company culture and reputation, he focused on fostering a culture of respect, opportunity, and belonging. This included encouraging executive leaders to actively engage with associates and reinforce a positive tone at the top, increasing community engagement, championing our new company purpose and values and enhancing the Company’s governmental affairs strategy, including increased engagement with policymakers.

For Messrs. Olsen, Lobner, Eisen, and Solls, individual goals were established by reference to our corporate strategy, designed to position the Company competitively and thereby deliver superior performance, and ultimately create value for our stockholders while benefiting our associates, residents, and communities. Each NEO’s goals were tied to their specific areas of responsibility. The above-named NEOs’ individual performance achievements, inclusive of their individual goals, included the following.

•

Mr. Olsen continued to solidify the Company’s financial performance and capital markets position. In 2025, he advanced the Company’s balance sheet strategy by further optimizing leverage, enhancing liquidity, and securing additional capital at favorable terms. He led initiatives to deepen investor engagement through expanded outreach and transparent financial communication. Under his guidance, the Company continued to execute strategic priorities while delivering effective cost control policies. To drive efficiency improvements, Mr. Olsen focused on a variety of modernization initiatives designed to improve scalability of back-office functions in the finance and accounting areas. Mr. Olsen played a key role in the establishment of, and the execution of the Company’s $500 million share repurchase program.

•

Mr. Lobner transitioned into the Chief Operating Officer role in early 2025 and subsequently assumed responsibility for the Marketing and Customer Experience functions following the departure of the Company’s former President in late 2025. He advanced organizational leadership, operational excellence, and performance optimization across the enterprise. He completed the next phase of the Operations department redesign while accelerating manager development programs across markets. To improve operational efficiency and enhance resident experience, Mr. Lobner spearheaded efforts to design the Company’s three-year operational modernization and centralization strategy, refined operating protocols, and expanded the use of automation and technology platforms. Additionally, he broadened value-added services offerings and oversaw strategic enhancements to the rent collection process.

•

Mr. Eisen led several initiatives that advanced the Company’s investment strategy and drove continued progress across investment management, development, and strategic capital initiatives in 2025. He expanded the Company’s homebuilder partnership network, enabling us to source newly constructed homes through multiple transaction formats and executed external growth initiatives, including agreements to acquire newly constructed homes across key growth markets such as Tampa, Denver, the Carolinas, Jacksonville, and Nashville. He oversaw the launch of our developer lending program to selectively provide financing to homebuilders for the development of new single-family home communities. He also led the acquisition of ResiBuilt Homes, LLC, a leading fee homebuilder specializing in single-family rental communities, further supporting our growth strategy by adding home building capabilities to our platform. Mr. Eisen also led the Company’s capital allocation strategy, ensuring disciplined deployment of capital across acquisitions and other strategic opportunities aligned with long-term stockholder value creation and overseeing disposition efforts to recycle capital into strategic investments.

•

In 2025, Mr. Solls continued to strengthen the Company’s legal, compliance, and risk management infrastructure while supporting strategic initiatives. He advanced enterprise risk programs by expanding monitoring systems, improving internal controls, and implementing enhanced compliance training. He led legal oversight for major corporate transactions, including acquisitions, joint ventures, and strategic service agreements, providing critical guidance to support sustainable long-term growth. In governmental affairs, he broadened the Company’s advocacy strategy through deeper engagement with policymakers and industry groups. Since April 2024, Mr. Solls has served as Chairman of the Board of the National Rental Home Council, a role that affords him a unique perspective on our Company and the residential rental industry. Mr. Solls

2026 Proxy Statement	63

Executive Compensation—Compensation Discussion and Analysis

enhanced legislative and regulatory tracking capabilities and helped shape policy positions aligned with the Company’s business objectives. His leadership further solidified a robust legal and compliance environment that supported the Company’s strategic priorities.

In 2025, individual performance scores were based on a three-rating qualitative scale of needs improvement, solid performance, or exceptional performance, which then corresponded to an applicable range of potential achievement for the annual cash incentive. Associates who were rated needs improvement could have been awarded 0-50% achievement, those rated solid performance, 90-110% achievement, and those with exceptional performance, 130-200% achievement for the individual performance component of the annual cash incentive.

In February 2025, the Compensation and Management Development Committee determined the results of the individual performance for Mr. Tanner. Individual performance scores for other NEOs were reviewed and scored by Mr. Tanner and ultimately approved by the Committee. Based on these individual performance scores and the achievement of the corporate financial objectives set forth above, the Committee approved the following 2025 actual annual incentive awards based on the 2025 annual incentive plan design discussed previously:

	Target(1)	Target Award (% of FYE Base Salary)	Actual Cash Incentive as a % of Target	Amount Earned

Dallas B. Tanner	$2,000,000	200%	105.4%	$2,108,000

Jonathan S. Olsen	$900,000	150%	105.4%	$907,826

Timothy J. Lobner	$625,000	125%	114.4%	$701,250

Scott G. Eisen	$1,050,000	150%	105.4%	$1,106,700

Mark A. Solls	$656,250	125%	105.4%	$691,688

Charles D. Young(2)	$1,050,000	150%	-	-
(1)	Based on salary as of December 31, 2025.
(2)	Mr, Young resigned as President of the Company effective as of September 1, 2025, and did not receive the 2025 bonus.

The increase in Mr. Olsen’s target bonus from 125% in the prior year to 150% of base salary reflects his expanded leadership role in executing critical capital allocation and financial strategy initiatives, as well as his success in strengthening the Company’s balance sheet and capital markets position. The adjustment also recognizes his contributions to driving operational efficiencies and supporting the Company’s broader strategic objectives.

2025 Equity Incentive Program

On February 21, 2025, the Compensation and Management Development Committee approved our 2025 long-term equity incentive award program (the “2025 LTIP”) under the 2017 Plan. The 2025 LTIP includes a mix of time vesting and performance vesting awards. Executives were permitted to elect whether to receive their 2025 LTIP awards in the form of time and performance vesting RSUs or time and performance vesting units of the Company’s operating partnership, Invitation Homes Operating Partnership LP (the “Operating Partnership”), issued under the 2017 Plan (“OP Units”). OP Units are convertible into common units of Operating Partnership (and ultimately into shares of our common stock at the NEOs’ election on a one-for-one basis). Mr. Tanner elected to receive performance vesting 2025 LTIP OP Units under the 2025 LTIP, and all other NEOs elected to receive RSUs for the performance based component of the 2025 LTIP. All NEOs elected to receive RSUs for the time based component of the 2025 LTIP.

Based on feedback we received from stockholders, suggesting that achieving market-level executive compensation could be accomplished through an increase in the LTIP component of our compensation program, the Compensation and Management Development Committee agreed that awards under our annual LTIP program represent a more direct method of aligning our total executive compensation with stockholder interests and market rates than outperformance awards. With this in mind, we discontinued supplementary outperformance awards and increased award amounts under the 2025 LTIP.

64

Executive Compensation—Compensation Discussion and Analysis

When considering the design of the 2025 LTIP, the Committee incorporated several key design practices:

Majority Performance-Based	Target to Outperform	Investor Alignment

A majority (75%) is performance-based and tied to rigorous performance goals; 25% is time-based and aids in long-term retention.	To earn the target award for the Relative TSR metric, the Company must outperform the MSCI US REIT Index by 50 basis points.	TSR awards are capped at target if the Company’s three-year absolute TSR is negative.

For each individual award, 75% of the target value of each NEO’s award under the 2025 LTIP RSUs or the 2025 LTIP OP Units is based on performance, with 45% of such target value tied to the TSR Relative to RMS Index CAGR (with a cap at target if the Company’s absolute TSR is negative) and 30% tied to the Company’s Same Store NOI Growth CAGR. The Compensation and Management Development Committee set goals which are reasonably achievable but challenging.

Performance-Based RSUs / OP Units	3-Year Relative TSR vs. MSCI US REIT Index	Payout Levels Threshold (50%) Target (100%) High (200%) Maximum (300%)	Hurdles -600 bps +50 bps +600 bps and 42% Absolute TSR Performance

	3-Year Same-Store NOI Growth	Payout Levels Threshold (50%) Target (100%) High (200%) Maximum (300%)	Hurdles 1.5% 3.0% 4.5% +42% Absolute TSR Performance

Vest at the end of the three-year performance period

Time-Based RSUs	Vest ratably over three years

The performance vesting 2025 LTIP RSUs or OP Units may be earned based on the achievement of performance conditions over a three-year performance period from January 1, 2025 through December 31, 2027. The number of performance vesting 2025 LTIP RSUs or OP Units that are earned will be determined based on the achievement two performance measures over the specified performance period: (1) the TSR Relative to RMS Index CAGR for the performance period; and (2) the Same Store NOI Growth CAGR. In addition, the performance vesting 2025 LTIP RSUs or OP Units are subject to potential increase based on achievement of the cumulative growth rate of the Company’s shareholder return over the performance period (the “TSR Modifier”) over the specified performance period. Finally, the maximum dollar value of performance-based 2025 LTIP RSUs or OP Units that can be earned is subject to a cap equal to the product of 300% of the target number of performance vesting RSUs granted multiplied by $55.00 (the “Value Cap”).

Once actual achievement of the performance criteria is determined at the end of the performance period, the number of earned performance vesting 2025 LTIP RSUs or OP Units is subject to upward modification based on

2026 Proxy Statement	65

Executive Compensation—Compensation Discussion and Analysis

application of the TSR Modifier, which can result in an increase in the number of earned LTIP RSUs or OP Units ranging from an additional 0% (for total shareholder return below a threshold level) to up to an additional 50% (for total shareholder return at or above a maximum level) of the number of earned performance vesting 2025 LTIP RSUs or OP Units. As a result of the TSR Modifier, but prior to application of the Value Cap, the maximum number of performance vesting 2025 LTIP RSUs or OP Units that can be earned is 300% of target. Following application of the TSR Modifier, if the Value Cap is exceeded, the number of earned performance vesting 2025 LTIP RSUs or OP Units will be reduced to the maximum number of performance vesting 2025 LTIP RSUs or OP Units that have a dollar value as near as possible to, but not above, the Value Cap, with all performance vesting 2025 LTIP RSUs or OP Units exceeding the Value Cap being forfeited for no consideration.

In general, performance vesting 2025 LTIP RSUs or OP Units are earned on the date after the end of the performance period on which the Compensation Committee certifies the extent to which the performance criteria have been achieved (the “Certification Date”). The performance vesting 2025 LTIP RSUs or OP Units will vest on the Certification Date, subject to the executive’s continued employment through such Certification Date, with certain limited exceptions.

The time vesting RSUs under the 2025 LTIP are scheduled to vest in equal annual installments on each of the first three anniversaries of March 1, 2025, subject to the applicable NEO’s continued employment through the applicable vesting date, with certain limited exceptions.

Under the 2025 LTIP, the Compensation and Management Development Committee granted performance vesting RSUs and OP Units, as applicable, and time vesting RSUs to our NEOs in the following amounts (the number of performance vesting RSUs or OP Units below reflects the number of shares at target), with the actual number of 2025 LTIP RSUs or OP Units to be earned based on the actual achievement of the performance criteria described above.

	Performance Vesting RSUs and OP Units(1) (Target) (#)	Time Vesting RSUs(1) (#)

Dallas B. Tanner	187,263	80,602

Jonathan S. Olsen	39,281	16,907

Timothy J. Lobner	26,756	11,517

Scott G. Eisen	57,725	24,846

Mark A. Solls	28,095	12,093

Charles D. Young	72,868	31,364
(1)

Because the grant date of March 1, 2025 fell on Saturday, we utilized the closing price of our common stock on the NYSE on the previous day, February 28, 2025, of $34.01. Conversion to RSUs and OP Units, as applicable, for the TSR component of the award assumes a TSR valuation factor of 139.02% for NEOs. Conversion to RSUs and OP Units, as applicable, for the NOI component of the award assumes a NOI valuation factor of 116.67% for NEOs. Mr. Tanner elected to receive his 2025 LTIP performance vesting awards in OP Units.

In addition to the 2025 LTIP awards described above, the Compensation and Management Development Committee also approved an award for Mr. Lobner in recognition of his exceptional contributions and importance to the Company’s continued success.

Mr. Lobner was promoted to the Chief Operating Officer position in March 2025. In connection with his promotion, Mr. Lobner took on meaningful additional responsibilities, including driving enterprise-wide performance optimization and the integration of automation tools and advanced technology platforms to enhance both operational efficiency and resident satisfaction. Mr. Lobner also assumed oversight of the Marketing and Customer Experience functions, unifying these critical areas under his operational leadership. Mr. Lobner is highly regarded in the real estate industry for his strong operating expertise and proven track record of delivering results. Since joining Invitation Homes, Mr. Lobner has been instrumental in advancing organizational leadership, driving operational excellence, and optimizing performance across the enterprise. His leadership has been a key factor in the Company’s ability to execute on its strategic priorities and deliver value to stockholders.

66

Executive Compensation—Compensation Discussion and Analysis

Given Mr. Lobner’s exceptional performance, his critical importance to the Company’s ongoing operations and strategic initiatives, and the highly competitive market for proven executive talent in the real estate sector, the Compensation and Management Development Committee determined that a retention award was both appropriate and necessary to mitigate the risk of losing a key member of senior leadership. With these considerations in mind, the Compensation and Management Development Committee determined that an extraordinary retention action was in the best interests of the Company and its stockholders. Accordingly, effective as of March 1, 2025, the Committee granted Mr. Lobner a retention equity award in the form of time-vesting RSUs with a grant date fair value of $2,500,000 under the 2017 Plan (the “2025 Retention RSUs”).

The 2025 Retention RSUs are subject to time vesting requirements and will vest in two equal annual installments on each of the third and fourth anniversaries of the date of grant, subject to continued employment. This extended vesting schedule reflects the Committee’s focus on incentivizing sustained contributions and ensuring leadership continuity. In addition, if Mr. Lobner voluntarily resigns prior to vesting (other than due to a “constructive termination” (as defined in the award agreement) or due to his retirement), any then-unvested 2025 Retention RSUs will be forfeited upon such voluntary resignation. For more information regarding the treatment of the 2025 Retention RSUs in the event of Mr. Lobner’s termination of employment or breach of restrictive covenants, see “—Potential Benefits upon a Termination or Change in Control—Sign-On RSUs and 2025 Retention RSUs” below. This award was a one-time award that is not considered to be a part of Mr. Lobner’s ongoing target annual compensation.

Status of Pre-2025 Long-Term (Equity) Incentive Programs

Mr. Olsen was named our Executive Vice President, Chief Financial Officer and Treasurer in June 2023 and was not an NEO for the purposes of the 2022 long-term incentive program. Mr. Eisen joined our Company as the Executive Vice President and Chief Investment Officer in August 2023 and did not participate in the 2023 and 2022 long-term incentive programs. Mr. Lobner was named our Executive Vice President and Chief Operating Officer in March 2025, and was not an NEO for purposes of the 2024, 2023, or 2022 long-term incentive programs. Mr. Young resigned as our President in September 2025.

2022 LTIP Awards

In February 2022, the Compensation and Management Development Committee approved our 2022 long-term incentive equity award program (the “2022 LTIP”), under the 2017 Plan, comprising equity-based awards in the form of time vesting RSUs and performance vesting RSUs. The time vesting RSUs under the 2022 LTIP vested in equal annual installments on each of the first three anniversaries of March 1, 2022.

The performance vesting RSUs under the 2022 LTIP were earned based on the achievement of performance conditions over a three-year performance period from January 1, 2022 through December 31, 2024. The performance vesting RSUs were earned based on two performance measures: (1) the TSR Relative to RMS Index CAGR for the performance period; and (2) the Company’s Same Store NOI Growth CAGR.

Actual performance for the two metrics in the 2022 LTIP were as follows:

2022 LTIP	Target	Achievement	Payout

TSR Relative to RMS Index CAGR	+50 bps	-590 bps	51%

Same Store NOI Growth CAGR	8.0%	6.1%	0%

The performance vesting RSUs vested on the Certification Date, February 21, 2025. Any unearned performance vesting RSUs were forfeited without consideration. The overall achievement of the performance portion of the 2022 LTIP award was 31%.

2026 Proxy Statement	67

Executive Compensation—Compensation Discussion and Analysis

Under the 2022 LTIP, the Compensation and Management Development Committee granted time vesting and performance vesting RSUs to our NEOs in the following amounts (the number of performance vesting RSUs at target and at the actual achievement of the performance criteria described above).

Name	Performance Vesting RSUs(1) (Target) (#)	Actual Achievement of Performance Vesting RSUs(2) (#)	Time Vesting RSUs(1) (#)

Dallas B. Tanner	146,833	45,724	47,647

Charles D. Young	49,887	15,535	16,189

Mark A. Solls	18,516	5,766	6,009

(1)

The closing price of our common stock on the NYSE on the grant date of March 1, 2022, was $37.45. Conversion to RSUs for the TSR component of the award assumes a TSR valuation factor of 95.66% for NEOs.

(2)	Performance vesting RSUs vested on February 21, 2025, based on actual performance of 51% and 0% for TSR Relative to RMS Index CAGR and Same Store NOI Growth CAGR, respectively.

2023 LTIP Awards

In February 2023, the Compensation and Management Development Committee approved our 2023 long-term incentive equity award program (the “2023 LTIP”), under the 2017 Plan, comprising equity-based awards in the form of time vesting RSUs and performance vesting RSUs. The time vesting RSUs under the 2023 LTIP vest in equal annual installments on each of the first three anniversaries of March 1, 2023.

The performance vesting RSUs under the 2023 LTIP were earned based on the achievement of performance conditions over a three-year performance period from January 1, 2023 through December 31, 2025. The performance vesting RSUs were earned based on two performance measures: (1) the TSR Relative to RMS Index CAGR for the performance period; and (2) the Company’s Same Store NOI Growth CAGR.

At the request of the Compensation and Management Development Committee, to assist with setting 2023-2025 NOI performance levels, the Company’s Chief Financial Officer prepared an analysis of the actual performance levels achieved for the prior three years. The results were compared to the operating and financial performance budgets approved by the Board for 2023 and projections estimated at such time, that take into account many factors, both internal and external. The Committee may approve performance levels below the prior year performance levels so long as the underlying requirements are deemed as rigorous based on information known at the time the metrics were established.

The performance levels for the three-year Same Store NOI metric used across the 2023-2025 multi-year program were set lower than those used for the 2022-2024 timeframe. This was due to the Company’s projections at the time reflecting expectations of post-pandemic normalization of rental market fundamentals, including moderation in rental rate growth following several years of outsized performance, together with anticipated headwinds from elevated interest rates, persistent inflationary pressures impacting property operating expenses (including property taxes, insurance, and maintenance costs), and heightened macroeconomic uncertainty affecting occupancy levels and resident demand.

Despite the Compensation and Management Development Committee setting performance levels for 2023-2025 Same Store NOI at amounts lower than the Same Store NOI goals across 2022-2024, they were established at levels which would require significant effort and skill to achieve, and which were consistent with the Company’s 2023 budget and future projections at the time. Demonstrating the rigor in the performance levels approved, the Company achieved less than the target performance level for the 2023-2025 LTIP.

Actual performance for the two metrics in the 2023 LTIP were as follows:

2023 LTIP	Target	Achievement	Payout

TSR Relative to RMS Index CAGR	+50 bps	-860 bps	0%

Same Store NOI Growth CAGR	4.5%	3.9%	80%

The performance vesting RSUs vested on the Certification Date, February 23, 2026. Any unearned performance vesting RSUs were forfeited without consideration. The overall achievement of the performance portion of the 2023 LTIP award was 32%.

68

Executive Compensation—Compensation Discussion and Analysis

Under the 2023 LTIP, the Compensation and Management Development Committee granted time vesting and performance vesting RSUs to our NEOs in the following amounts (the number of performance vesting RSUs below reflects the number of shares at target), with the actual number of shares to be earned based on the actual achievement of the performance criteria described above.

Name	Performance Vesting RSUs(1) (Target) (#)	Actual Achievement of Performance Vesting RSUs(2) (#)	Time Vesting RSUs(1) (#)

Dallas B. Tanner	182,008	59,288	61,579

Jonathan S. Olsen	29,122	9,486	9,882

Charles D. Young(3)	66,737	-	22,645

Mark A. Solls	23,055	7,510	7,823

(1)

The closing price of our common stock on the NYSE on the grant date of March 1, 2023, was $30.36. Conversion to RSUs for the TSR component of the award assumes a TSR valuation factor of 103.03% for NEOs.

(2)	Performance vesting RSUs vested on February 23, 2026, based on actual performance of 0% and 80% for TSR Relative to RMS Index CAGR and Same Store NOI Growth CAGR, respectively.
(3)	Mr. Young forfeited his outstanding 2023 LTIP awards upon his resignation in September 2025.

2024 LTIP Awards

In February 2024, the Compensation and Management Development Committee approved our 2024 long-term incentive equity award program (the “2024 LTIP”), under the 2017 Plan, comprising equity-based awards in the form of time vesting RSUs and performance vesting RSUs. The time vesting RSUs under the 2024 LTIP vest in equal annual installments on each of the first three anniversaries of March 1, 2024.

The performance vesting RSUs under the 2024 LTIP may be earned based on the achievement of performance conditions over a three-year performance period from January 1, 2024 through December 31, 2026. The number of performance vesting RSUs that may be earned will be determined based on performance achieved during the specified performance period. The performance vesting RSUs may be earned based on two performance measures: (1) the TSR Relative to RMS Index CAGR for the performance period; and (2) the Company’s Same Store NOI Growth CAGR.

In general, performance vesting RSUs are earned on the Certification Date, subject to each NEO’s continued employment through such Certification Date except in the event of a qualifying involuntary termination. Any unearned performance vesting RSUs will be forfeited without consideration.

Under the 2024 LTIP, the Compensation and Management Development Committee granted time vesting and performance vesting RSUs to our NEOs in the following amounts (the number of performance vesting RSUs below reflects the number of shares at target), with the actual number of shares to be earned based on the actual achievement of the performance criteria described above.

Name	Performance Vesting RSUs(1) (Target) (#)	Time Vesting RSUs(1) (#)

Dallas B. Tanner	163,767	58,085

Jonathan S. Olsen	30,612	10,857

Charles D. Young	61,222	21,714

Scott G. Eisen	44,897	15,924

Mark A. Solls	20,408	7,238

(1)

The closing price of our common stock on the NYSE on the grant date of March 1, 2024, was $34.54. Conversion to RSUs for the TSR component of the award assumes a TSR valuation factor of 111.15% for NEOs.

RSU Dividends

Holders of time vesting RSUs and earned performance vesting RSUs are entitled to receive dividends or dividend equivalent payments, as applicable, to the extent dividends are declared on the Company’s common stock. Such dividends or dividend equivalent payments, as applicable, are payable on the same date and in the same form as are paid to holders of the Company’s

2026 Proxy Statement	69

Executive Compensation—Compensation Discussion and Analysis

common stock. Unearned performance vesting RSUs accrue dividend equivalents, but such dividend equivalents will only be paid to the extent the underlying performance vesting RSUs are earned and, once earned, are payable in the same form as that paid to the Company’s holders of common stock. To date, all dividends declared on the Company’s common stock were paid in cash.

RSU Covenants

Each of the NEO grantees of the RSUs is subject to restrictive covenants related to post-employment non-solicitation and non-competition for 12 months following any termination of employment and indefinite covenants covering trade secrets, confidentiality and non-disparagement. Under the LTIP award agreements, if there is a restrictive covenant violation or the NEO engages in a detrimental activity (as defined in the applicable LTIP award agreement) in the four-year period following the grant date, the NEO will be required to pay the Company an amount equal to the after-tax proceeds received upon the sale or disposition of the equity award and any shares issued in respect thereof. In addition, the LTIP RSUs and OP Units are subject to clawback in the event of a material restatement of the Company’s financial results.

2022 Outperformance Equity-Based Program (Discontinued)

In March 2022, the Compensation and Management Development Committee approved our 2022 outperformance program (the “2022 Outperformance Program”) as a way to align executive pay with stockholder interests and to pay our executives at market rates. Awards under our 2022 Outperformance Program were 100% tied to absolute and relative TSR metrics and featured rigorous performance requirements to achieve target and maximum payouts.

Based on feedback we have received from stockholders in recent years, we have discontinued the use of supplementary outperformance awards and instead concentrated on the LTIP component of our compensation program. The Compensation and Management Development Committee agrees with our stockholders’ view that awards under our annual LTIP program represent a more direct method of aligning our total executive compensation with stockholder interests and market rates than outperformance awards.

The Compensation and Management Development Committee designed the 2022 Outperformance Program with retention and succession planning in mind, extending participation to select key associates starting at a vice-president level and above, including our NEOs. Mr. Eisen did not receive a 2022 Outperformance Program award because he joined the Company after the beginning of the 2022 Outperformance Program performance period. The NEO awards were granted in the form of OP Units (the “2022 OP Units”) issued under our 2017 Plan. These 2022 OP Units convert into common units of the Operating Partnership only after vesting and the achievement of additional performance conditions.

70

Executive Compensation—Compensation Discussion and Analysis

Below is a summary of the key terms of the 2022 Outperformance Program:

•

Performance Metrics: Maximum awards required achieving a cumulative TSR of 42% and outperforming the FTSE Nareit Residential Index by 50% over the performance period (April 1, 2022 – March 31, 2025). The program did not provide for upside (i.e., above 100% of target) vesting. If the performance objectives were not met, the 2022 OP Units would be cancelled. Additionally, the 2022 Outperformance Program was capped based on a dollar value pool approach.

•

Vesting Schedule: Earned awards vested 50% upon certification of performance, within 60 days of the performance period’s conclusion, and 50% on the first anniversary of the conclusion of the performance period.

•

Lock-in Feature: Upon completion of 75% of the performance period, or June 30, 2024 (the “Interim Measurement Date”), the Company calculated performance achieved as of the Interim Measurement Date consistent with the award terms. To the extent the Company’s performance through the Interim Measurement Date would have resulted in a payout if the performance period had ended on that date, a minimum of 50% of such hypothetical payout amounts would be guaranteed as a minimum level payout for the full performance period, so long as certain minimum levels of relative total shareholder return were achieved for the full performance period.

The 2022 Outperformance Program’s performance period concluded in March 2025. Due to the rigorous performance requirements established for the program, only 25% of the target awards were earned and the remainder were cancelled. While the NEOs received 2022 OP Units corresponding to the 25% earned portion, no book up event has occurred. As a result, the 2022 OP Units have not converted into common units of the Operating Partnership and currently have a total value of $0.

2026 Proxy Statement	71

Executive Compensation—Compensation Discussion and Analysis

Other Matters
Risk Mitigation
The Compensation and Management Development Committee has discussed the concept of risk as it relates to our compensation programs with management and FPC, and the Committee does not believe the goals, or the underlying philosophy, of our compensation programs encourage excessive or inappropriate risk taking. The Company’s incentive compensation programs contain appropriate risk mitigation factors, including award caps, multiple performance metrics, clawback features, and ranges of awards. The share ownership and retention guidelines also mitigate risk. The Committee regularly reviews the incentive compensation plans to ensure they are designed to create and maintain stockholder value and do not encourage excessive risk.
Incentive Compensation Clawback Policy
The Board has adopted our Incentive Compensation Clawback Policy to comply with the requirements of Section 954 of the Dodd-Frank Act and the related rules and regulations promulgated by the SEC and NYSE. We believe our Incentive Compensation Clawback Policy further reduces the potential risk that an executive officer would intentionally misstate results to benefit under an incentive program. In addition, appropriate language regarding the policy has been included in applicable agreements, and our executive officers are required to acknowledge in writing that compensation we have awarded to them may be subject to reimbursement, clawback, or forfeiture pursuant to the terms of the policy and/or applicable law. As a supplement to our Incentive Compensation Clawback Policy, our equity award agreements contain provisions relating to incentive compensation recoupment, which also apply to awards with time-based vesting conditions, and otherwise broaden the basis for potential clawback.
Anti-Hedging and Anti-Pledging Policy
The Company’s directors, officers, and associates are prohibited from hedging the economic risk of their stock ownership and may not engage in hedging transactions with respect to the Company’s securities, including engaging in transactions in forward contracts, equity swaps, collars, exchange funds, puts, calls, options, and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of the Company’s securities. In addition, the Company’s directors, officers, and associates may not purchase the Company’s securities on margin, borrow against any account in which the Company’s securities are held, or pledge the Company’s securities as collateral for a loan.
Equity Grant Policies
The Company currently does not, and during 2025 did not, grant stock options, stock appreciation rights, or similar option-like instruments. The Compensation and Management Development Committee generally grants awards under the Company’s long-term equity incentive program in the first quarter of each fiscal year to incentivize the executive officers to deliver on the Company’s strategic objectives for the new fiscal year, and the Company endeavors to avoid timing such grants around the filing of periodic reports or current reports that may contain material non-public
information. The Committee does not have a practice of utilizing options as part of our Company’s executive compensation. We have not timed the disclosure of material non-public
information for the purpose of affecting the value of executive compensation.
Stock Ownership Policy
We have adopted a stock ownership policy under which each of the Company’s NEOs and each non-employee
director serving on the Board who is eligible to receive compensation for his or her service on the Board or committee thereof is expected to own shares of our common stock equal in market value to a specified multiple of his or her annual base salary or cash retainer, as applicable. Under this policy, our CEO is expected to own equity in an amount equal to six times his or her annual base salary, the other officers are required to own equity in an amount equal to three times his or her annual base salary, and the compensated non-employee
directors are required to own equity in an amount equal to five times his or her annual cash retainer for serving on the Board (exclusive of any cash payable for service on a committee of the Board or as a chairperson of the Board or committee of the Board). The ownership requirement is expected to be satisfied within five years of the date that the person becomes subject to the policy. In addition, the stock ownership policy provides that, until such person satisfies the ownership requirement, he or she is required to retain at least 50% of the equity such person holds that qualifies toward the ownership requirement and, once the ownership requirement is met, the person must retain the requisite level of equity for so long as he or she is subject to the policy.

72

Executive Compensation—Compensation Discussion and Analysis

Executive Severance Plan
In June 2017, we adopted a severance plan for associates of the Company at the level of Senior Vice President and above (the “Severance Plan”). Each of our NEOs participates in the Severance Plan. As a condition to becoming eligible for benefits under the Severance Plan, each participant must agree to terminate and cancel such other employment, severance protection, or other individual prior agreements relating to severance or termination benefits between such participant and the Company.
The Severance Plan provides for payment of severance and other benefits to eligible executives in the event of a termination of employment with us without cause or following a constructive termination (each as defined in the Severance Plan and each, a “qualifying termination”), or for a limited number of individuals, including our NEOs, the event of a termination with us as a result of death or disability (as such terms are defined in the Severance Plan), in each case, subject to the (i) executive’s execution and non-revocation
of a general release of claims in favor of the Company and (ii) continued compliance with the restrictive covenants related to post-employment non-solicitation
and
non-competition
for 12 months following any termination of employment and indefinite covenants covering trade secrets, confidentiality, and non-disparagement.
Benefits and Perquisites
We maintain a
tax-qualified
401(k) plan, under which we match each associate’s contributions dollar-for-dollar
up to 3% of such employee’s eligible earnings, and we match 50% on the next 2% of each associate’s eligible earnings contributed. All of our matching contributions are fully vested, and each NEO was eligible to participate in the 401(k) plan in 2025.
We provide a competitive benefits package to our associates including a holistic wellness program, which is designed to enhance mental, physical, and financial well-being for associates. We will continue to grow and enhance the wellness offerings in the coming years. Our executive officers are eligible to participate in various benefit plans available to our associates. Under these plans, all associates are entitled to access to health, dental, vision, term life insurance, and disability coverage. All associates, including our executive officers, are also eligible to receive vacation, sick leave, and other paid holidays.
Generally, we do not have ‘‘executive-only’’ benefits or perquisites, such as company cars, security systems, or financial planning. We maintain a fractional ownership interest in an aircraft, which provides the Company with a certain number of yearly flight hours, that is intended for business travel. Under the Company’s Business Aircraft Use Policy, executive officers are required to agree to reimburse the Company for all aggregate incremental costs incurred in connection with personal use. The aggregate incremental costs are based on the cost to us of the particular flights, including the applicable hourly rate for the aircraft and any variable costs of the flights, such as fuel costs, catering, ground transportation, and related taxes. The amount reimbursed excludes fixed costs that do not change based on actual usage, such as the monthly management fee. No amounts are reported in the Summary Compensation Table for this aircraft use by any executive officers since any such amounts were fully reimbursed to us by the executive officers who used the aircraft for personal use.
In January 2025, we provided personal security services for Mr. Tanner, which was based on an assessment of risk in light of his position as our President and CEO. These services included security personnel at Mr. Tanner’s residence. While we consider these security costs to be reasonable business expenses rather than personal benefits since they are integrally and directly related to the performance of Mr. Tanner’s duties for our Company, we have reported amounts that were paid by us for such personal security services in the Summary Compensation Table below in the “All Other Compensation” column in accordance with the SEC disclosure rules and relevant guidance.

2026 Proxy Statement	73

Executive Compensation—Compensation Discussion and Analysis

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to, or earned by our NEOs for services rendered to us during the fiscal years presented.

Name and Principal Position	Years	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)

Dallas B. Tanner (Chief Executive Officer)	2025	$1,000,000	-	$10,965,046	-	$2,108,000	$23,289	$14,096,335
	2024	$1,000,000	-	$8,025,030	-	$1,930,000	$10,231	$10,965,261
	2023	$990,385	-	$7,500,031	-	$1,891,521	$11,385	$10,393,322

Jonathan S. Olsen (Executive Vice President and Chief Financial Officer)	2025	$590,385	-	$2,300,055	-	$907,826	$14,000	$3,812,266
	2024	$530,769	-	$1,500,054	-	$640,241	$13,800	$2,684,864
	2023	$400,019	-	$1,200,045	-	$447,645	$13,200	$2,060,909

Timothy J. Lobner (Executive Vice President and Chief Operating Officer)	2025	$490,385	-	$4,066,707	-	$701,250	$10,615	$5,268,957
	2024	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-

Scott G. Eisen (Executive Vice President and Chief Investment Officer)	2025	$700,000	-	$3,380,043	-	$1,106,700	$14,500	$5,201,243
	2024	$700,000	-	$2,200,071	-	$1,044,750	$14,300	$3,959,121
	2023	$280,000	-	$2,000,031	-	$1,050,000	$15,888	$3,345,919

Mark A. Solls (Executive Vice President and Chief Legal Officer)	2025	$525,000	-	$1,645,090	-	$691,688	$14,000	$2,875,778
	2024	$512,116	-	$950,031	-	$504,946	$13,200	$1,980,293
	2023	$500,000	-	$1,852,203	-	$364,462	$12,200	$2,728,865

Charles D. Young (Former President)	2025	$527,692	-	$4,266,734	-	-	$14,731	$4,809,157
	2024	$700,000	-	$3,000,039	-	$1,013,250	$14,800	$4,728,089
	2023	$700,000	-	$2,750,036	-	$995,320	$14,200	$4,459,556
(1)

For all current NEOs, amount represents the aggregate grant date fair value of the equity awards granted in 2025 calculated in accordance with FASB ASC Topic 718. We provide information regarding the assumptions and information used to calculate the grant date fair values of equity awards in Notes 2 and 10 to the consolidated financial statements included in our 2025 Form 10-K.

As described further under “Executive Compensation—Compensation Discussion and Analysis—2025 Equity Incentive Program,” 75% of the target value of each 2025 LTIP award granted to our NEOs is performance-based, with 45% tied to the TSR Relative to RMS Index CAGR (with a cap at target if the Company’s absolute TSR is negative) and 30% tied to the Company’s Same Store NOI Growth CAGR.

As the 2025 LTIP RSUs and OP Units that are earned based on the TSR Relative to RMS Index CAGR are subject to market conditions as defined under FASB ASC Topic 718 and are not subject to performance conditions as defined under FASB ASC Topic 718, they have no maximum grant date fair values that differ from the grant date fair values presented in the table.

The grant date fair values of the 2025 LTIP RSUs and OP Units that are eligible to be earned based on the Same Store NOI Growth CAGR are based upon the probable outcome of the performance conditions as of the grant date and the impact of the TSR Modifier. Assuming the highest level of performance achievement, the aggregate grant date fair value of the 2025 LTIP RSUs and OP Units that are eligible to be earned based on Same Store NOI Growth CAGR would have been: Mr. Tanner—$9,868,530; Mr. Olsen—$2,070,081; Mr. Lobner—$1,410,012; Mr. Eisen—$3,042,030; Mr. Solls—$1,480,602; and Mr. Young—$3,840,063.

(2)

Amounts shown for 2025 represent the annual cash incentive awards earned under our 2025 annual cash incentive program as described under “Compensation Discussion and Analysis—Determination of Compensation—2025 Annual Cash Incentive Program.”

(3)

All Other Compensation for 2025 represents Company-paid matching 401(k) plan contributions for all NEOs, Health Savings Account Company-funded seed money for Messrs. Tanner, Lobner, Eisen, and Young based on their participation in our high-deductible health plan, and $11,520 for personal security services for Mr. Tanner in January 2025.

74

Executive Compensation—Compensation Discussion and Analysis

2025 Grants of Plan-Based Awards Table

										All Other Stock Awards: Number of Shares of Stock or Units (#)
											Grant Date Fair Value of Stock and Option Awards(5) ($)
				ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)
Name	Grant Name	Type	Grant Date(3)	Threshold ($)(4)	Target ($)	Max ($)	Threshold (#)(4)	Target (#)	Max (#)

Dallas B. Tanner				$100,000	$2,000,000	$4,000,000	-	-	-	-	-

	2025 LTIP Time Vesting RSUs	Time	3/1/2025	-	-	-	-	-	-	80,602	$2,741,275

	2025 LTIP Performance Vesting RSUs	Performance	3/1/2025	-	-	-	93,631	187,263	561,789	-	$8,223,771

Jonathan S. Olsen				$45,000	$900,000	$1,800,000	-	-	-	-

	2025 LTIP Time Vesting RSUs	Time	3/1/2025	-	-	-	-	-	-	16,907	$575,006

	2025 LTIP Performance Vesting RSUs	Performance	3/1/2025	-	-	-	19,640	39,281	117,843	-	$1,725,049

Timothy J. Lobner				$31,250	$625,000	$1,250,000	-	-	-	-

	2025 LTIP Time Vesting RSUs	Time	3/1/2025	-	-	-	-	-	-	11,517	$391,692

	2025 LTIP Performance Vesting RSUs	Performance	3/1/2025	-	-	-	13,377	26,756	80,268		$1,175,007

	2025 Retention RSUs	Time	3/1/2025	-	-	-				73,508	$2,500,008

Scott G. Eisen				$52,500	$1,050,000	$2,100,000	-	-	-	-	-

	2025 LTIP Time Vesting RSUs	Time	3/1/2025	-	-	-	-	-	-	24,846	$845,013

	2025 LTIP Performance Vesting RSUs	Performance	3/1/2025	-	-	-	28,862	57,725	173,175	-	$2,535,030

Mark A. Solls				$32,813	$656,250	$1,312,500	-	-	-	-

	2025 LTIP Time Vesting RSUs	Time	3/1/2025	-	-	-	-	-	-	12,093	$411,282

	2025 LTIP Performance Vesting RSUs	Performance	3/1/2025	-	-	-	14,047	28,095	84,285	-	$1,233,808

Charles D. Young				$52,500	$1,050,000	$2,100,000	-	-	-	-

	2025 LTIP Time Vesting RSUs	Time	3/1/2025	-	-	-	-	-	-	31,364	$1,066,691

	2025 LTIP Performance Vesting RSUs	Performance	3/1/2025	-	-	-	36,433	72,868	218,604	-	$3,200,043
(1)

Reflects the possible payouts of cash incentive compensation under the 2025 annual cash incentive program. The actual amounts paid are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” and described in “Compensation Discussion and Analysis—Determination of Compensation—2025 Annual Cash Incentive Program” above.

(2)

Represents performance vesting RSUs or OP Units, in the case of Mr. Tanner, granted as part of our 2025 LTIP. See “Compensation Discussion and Analysis—Determination of Compensation—2025 Equity Incentive Program.”

(3)	Approved by the Compensation and Management Development Committe on February 21, 2025.

(4)	Threshold reflects the payout associated with the minimum level of achievement that is greater than $0 or 0 RSUs or OP Units, respectively.

(5)

Represents the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718, using the assumptions discussed in Notes 2 and 10 to the consolidated financial statements included in our 2025 Form 10-K and as more fully described in footnote (1) to the Summary Compensation Table above.

Narrative to Summary Compensation Table and 2025 Grants of Plan—Based Awards Table

We do not have employment agreements with any of our NEOs. For information about payments and benefits to which Messrs. Tanner, Olsen, Lobner, Eisen, and Solls may be entitled upon qualifying employment termination events or a change in control, see “Executive Compensation—Compensation Discussion and Analysis—Potential Benefits upon a Termination or Change in Control.” Mr. Young resigned from his position as our President and Chief Operating Officer as of September 1, 2025 and did not receive any payments or benefits that were not accrued prior to his departure.

2026 Proxy Statement	75

Executive Compensation—Compensation Discussion and Analysis

Outstanding Equity Awards at 2025 Fiscal Year End

		STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (1)(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)(4)(5) ($)
Dallas B. Tanner	3/1/2023	79,875	$2,219,726	-	-
	3/1/2024	38,724	$1,076,140	116,734	$3,244,038
	3/1/2025	80,602	$2,239,930	187,263	$5,204,039
	4/1/2022	62,023	-	-	-
Jonathan S. Olsen	3/1/2023	12,780	$355,156	-	-
	3/1/2024	7,238	$201,144	21,820	$606,378
	3/1/2025	16,907	$469,846	39,281	$1,091,619
	4/1/2022	6,489	-	-	-
Timothy J. Lobner	3/1/2023	7,189	$199,782	-	-
	3/1/2024	4,102	$113,995	12,365	$343,623
	3/1/2025	11,517	$320,057	26,756	$743,549
	3/1/2025	73,508	$2,042,787	-	-
	4/1/2022	9,542	-	-	-
Scott G. Eisen	8/1/2023	18,854	$523,953	-	-
	3/1/2024	10,616	$295,019	32,003	$889,363
	3/1/2025	24,846	$690,470	57,725	$1,604,178
Mark A. Solls	3/1/2023	10,118	$281,179	-	-
	3/1/2024	4,826	$134,115	14,547	$404,261
	3/1/2025	12,093	$336,064	28,095	$780,760
	4/1/2022	12,087	-	-	-

(1)	Includes the following:

(a)	2023 LTIP time vesting RSUs: the outstanding awards vested on March 1, 2026.

(b)

2023 LTIP performance vesting RSUs: the performance period ended on December 31, 2025, but the awards remain subject to time vesting conditions. The amounts reported under “Number of Shares or Units of Stock That Have Not Vested” reflect the number of RSUs earned based on actual achievement under the performance measures as of the end of the applicable performance period. These awards vested upon the Certification Date and were issued as shares of our common stock, net of tax, in February 2026.

(c)	2024 LTIP time vesting RSUs: the award is scheduled to vest or vested in equal annual installments on each of the first three anniversaries of the grant date of March 1, 2024.

(d)	2025 LTIP time vesting RSUs: the award is scheduled to vest in equal annual installments on each of the first three anniversaries of the grant date of March 1, 2025.

(e)	2025 Retention RSUs will vest in two equal annual installments on each of the third and fourth anniversaries of the date of grant of March 1, 2025.

(e)

On August 1, 2023, pursuant to Mr. Eisen’s offer of employment letter, the Board granted Mr. Eisen a one-time, sign-on equity award in the form of time vesting RSUs with a grant date fair value of $2,000,000 under the 2017 Plan (the “Sign-On RSUs”). The Sign-On RSUs are not considered to be a part of Mr. Eisen’s ongoing target annual compensation. Mr. Eisen’s Sign-On RSUs will vest in three equal annual installments on each of the first three anniversaries of the grant date of August 1, 2023.

(f)

50% of earned 2022 Outperformance Program awards vested after the certification of performance on April 7, 2025, following the conclusion of the Performance Period on March 31, 2025, a portion of the award remains subject to time vesting conditions. The amounts reported under “Number of Shares or Units of Stock That Have Not Vested” reflect the number of RSUs earned based on actual achievement under the performance measures as of the end of the applicable performance period. These awards will vest in March 2026. As of December 31, 2025, unvested 2022 OP Units had a total value of $0 because no book up event has occurred.

(2)

For additional information on vesting upon specified termination and change in control events, see “Executive Compensation—Compensation Discussion and Analysis —Potential Benefits Upon a Termination or Change in Control.”

(3)	Amounts reported are based on the closing price of our common stock on the NYSE on December 31, 2025.

(4)

2024 LTIP performance vesting RSUs are earned in respect of a number of shares based on the achievement of the TSR Relative to the RMS Index CAGR and Same Store NOI Growth CAGR at the end of a specified performance period on December 31, 2026 and, thereafter, remain subject to time vesting conditions until the Certification Date. The number and market value of shares reported above reflect the portion of the 2024 LTIP performance vesting RSUs based on threshold performance of the TSR Relative to the RMS Index CAGR and target performance of Same Store NOI Growth CAGR, as our achievement under these measures as of December 31, 2025 was below threshold for TSR Relative to the RMS Index CAGR and between threshold and target for Same Store NOI Growth CAGR. The actual number of shares that will be deliverable is not yet determinable.

76

Executive Compensation—Compensation Discussion and Analysis

2025 LTIP performance vesting RSUs are earned in respect of a number of shares based on the achievement of the TSR Relative to the RMS Index CAGR and Same Store NOI Growth CAGR at the end of a specified performance period on December 31, 2027 and, thereafter, remain subject to time vesting conditions until the Certification Date. See “Executive Compensation—Compensation Discussion and Analysis—2025 Equity Incentive Program.” The number and market value of shares reported above reflect the portion of the 2025 LTIP performance vesting RSUs based on target performance of the TSR Relative to the RMS Index CAGR and target performance of Same Store NOI Growth CAGR, as our achievement under each of these measures as of December 31, 2025 was between threshold and target for both metrics. The actual number of shares that will be deliverable is not yet determinable.

2025 Stock Vested Table

Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)

Dallas B. Tanner	163,577	$3,356,917

Jonathan S. Olsen	16,423	$333,102

Timothy J. Lobner	19,057	$314,778

Scott G. Eisen	24,162	$752,555

Mark A. Solls	24,876	$422,730

Charles D. Young	61,163	$1,181,834

(1)	Represents shares acquired on the vesting of RSUs in 2025 as follows:

(a)

As to Mr. Tanner, 15,883 shares acquired on vesting of his 2022 LTIP time vesting RSUs on March 1, 2025, 45,724 shares acquired on the vesting of his 2022 LTIP performance vesting RSUs which vested on February 21, 2025, 20,586 shares acquired on the vesting of a portion of his 2023 LTIP time vesting RSUs on March 1, 2025, 19,361 shares acquired on the vesting of a portion of his 2024 LTIP time vesting RSUs on March 1, 2025, and 62,023 2022 OP Units that vested on April 7, 2025.

(b)

As to Mr. Olsen, 779 shares acquired on vesting of his 2022 LTIP time vesting RSUs on March 1, 2025, 2,242 shares acquired on the vesting of his 2022 LTIP performance vesting RSUs which vested on February 21, 2025, 3,294 shares acquired on the vesting of a portion of his 2023 LTIP time vesting RSUs on March 1, 2025, 3,619 shares acquired on the vesting of a portion of his 2024 LTIP time vesting RSUs on March 1, 2025, and 6,489 2022 OP Units that vested on April 7, 2025.

(c)

As to Mr. Lobner, 1,447 shares acquired on vesting of his 2022 LTIP time vesting RSUs on March 1, 2025, 4,164 shares acquired on the vesting of his 2022 LTIP performance vesting RSUs which vested on February 21, 2025, 1,853 shares acquired on the vesting of a portion of his 2023 LTIP time vesting RSUs on March 1, 2025, 2,051 shares acquired on the vesting of a portion of his 2024 LTIP time vesting RSUs on March 1, 2025, and 9,542 2022 OP Units that vested on April 7, 2025.

(d)	As to Mr. Eisen, 5,308 shares acquired on the vesting of a portion of his 2024 LTIP time vesting RSUs on March 1, 2025, and 18,854 shares acquired on vesting of his Sign-On RSUs on August 1, 2025.

(f)

As to Mr. Solls, 2,003 shares acquired on vesting of his 2022 LTIP time vesting RSUs on March 1, 2025, 5,766 shares acquired on the vesting of his 2022 LTIP performance vesting RSUs which vested on February 21, 2025, 2,608 shares acquired on the vesting of a portion of his 2023 LTIP time vesting RSUs on March 1, 2025, 2,412 shares acquired on the vesting of a portion of his 2024 LTIP time vesting RSUs on March 1, 2025, and 12,087 2022 OP Units that vested on April 7, 2025.

(g)

As to Mr. Young, 5,397 shares acquired on vesting of his 2022 LTIP time vesting RSUs on March 1, 2025, 15,535 shares acquired on the vesting of his 2022 LTIP performance vesting RSUs which vested on February 21, 2025, 7,548 shares acquired on the vesting of a portion of his 2023 LTIP time vesting RSUs on March 1, 2025, 7,238 shares acquired on the vesting of a portion of his 2024 LTIP time vesting RSUs on March 1, 2025, and 25,445 2022 OP Units that vested on April 7, 2025.

(2)

Amounts reported are based on the closing price of our common stock on the NYSE on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the closing price of our common stock on the NYSE on the last trading day prior to the vesting date. Amounts reported are shown before tax. The amounts shown exclude vested 2022 OP Units. Because no book up event has occurred, 2022 OP Units currently have a total value of $0.

Potential Benefits upon a Termination or Change in Control

The following table describes the potential payments and benefits that would have been payable to our NEOs who remained employed at the end of the year under existing plans, assuming (1) a qualifying termination of employment, (2) a change in control, (3) a qualifying termination within 24 months of a change in control, or (4) death or disability occurred, in each case, on December 31, 2025. Mr. Young is not included in the table below because he resigned as the President of the Company effective September 1, 2025, did not receive payments or benefits upon his resignation, and was not employed by us at the end of 2025.

2026 Proxy Statement	77

Executive Compensation—Compensation Discussion and Analysis

Because the disclosures in the table assume the occurrence of a termination or change in control as of a particular date and under a particular set of circumstances and therefore make a number of important assumptions, the actual amount to be paid to each of our NEOs upon a termination or change in control may vary significantly from the amounts included herein.

Name	Qualifying Termination ($)	Change in Control ($)	Qualifying Termination Within 24 Months of Change in Control ($)	Death or Disability ($)

Dallas B. Tanner

Severance(1)	$6,000,000	-	$9,000,000	-

Bonus(2)	$2,108,000	-	$2,108,000	$2,108,000

Time Vesting RSUs(3)	$1,856,817	$3,888,182	$3,888,182	$3,888,182

Performance Vesting RSUs(3)(4)	$3,668,891	$4,030,106	$6,412,570	$3,668,891

Continuation of Benefits(5)	$27,808	-	$41,712	-

Other Benefits(6)	$57,692	-	$57,692	-

Total	$13,719,208	$7,918,288	$21,508,156	$9,665,073

Jonathan S. Olsen

Severance(1)	$2,250,000	-	$3,375,000	-

Bonus(2)	$907,826	-	$907,826	$907,826

Time Vesting RSUs(3)	$348,709	$762,530	$762,530	$762,530

Performance Vesting RSUs(3)(4)	$667,599	$748,551	$1,233,459	$667,599

Continuation of Benefits(5)	$16,496	-	$24,744	-

Other Benefits(6)	$34,615	-	$34,615	-

Total	$4,225,245	$1,511,081	$6,338,174	$2,337,955

Timothy J. Lobner

Severance(1)	$1,687,500	-	$2,531,250	-

Bonus(2)	$701,250	-	$701,250	$701,250

Time Vesting RSUs(3)	$1,236,572	$2,528,334	$2,528,334	$2,528,334

Performance Vesting RSUs(3)(4)	$404,900	$464,704	$781,121	$404,900

Continuation of Benefits(5)	$27,661	-	$41,492	-

Other Benefits(6)	$28,846	-	$28,846	-

Total	$4,086,729	$2,993,038	$6,612,293	$3,634,484

Scott G. Eisen

Severance(1)	$1,750,000	-	$2,625,000	-

Bonus(2)	$1,106,700	-	$1,106,700	$1,106,700

Time Vesting RSUs(3)	$901,619	$1,509,442	$1,509,442	$1,509,442

Performance Vesting RSUs(3)(4)	$593,539	$712,313	$1,424,571	$593,539

Continuation of Benefits(5)	$8,709	-	$8,709	-

Other Benefits(6)	$40,385	-	$40,385	-

Total	$4,400,952	$2,221,755	$6,714,807	$3,209,681

78

Executive Compensation—Compensation Discussion and Analysis

Name	Qualifying Termination ($)	Change in Control ($)	Qualifying Termination Within 24 Months of Change in Control ($)	Death or Disability ($)

Mark A. Solls

Severance(1)	$1,181,250	-	$1,771,875	-

Bonus(2)	$691,688	-	$691,688	$691,688

Time Vesting RSUs(3)	$251,555	$542,655	$542,655	$542,655

Performance Vesting RSUs(3)(4)	$489,910	$549,658	$890,558	$489,910

Continuation of Benefits(5)	$20,500	-	$20,500	-

Other Benefits(6)	$30,288	-	$30,288	-

Total	$2,665,191	$1,092,313	$3,947,564	$1,724,253
(1)

Severance represents a cash payment equal to the sum of the NEO’s (x) annual base salary and (y) annual cash incentive based on target performance times the multiplier applicable to such NEO, payable in equal monthly installments over the applicable severance period.

(2)

Under the Severance Plan, our NEOs are entitled to their annual cash incentive otherwise payable under the annual cash incentive program for the year in which the NEO’s termination occurred, pro-rated for days of service up to and including the termination date and based on actual performance for the year, payable concurrently with annual cash incentive payments to other associates under the applicable plan.

(3)	All share values are based on the closing price of our common stock on the NYSE on December 31, 2025. Because no book up event has occurred, 2022 OP units currently have a total value of $0.

(4)

2023 LTIP calculated at actual achievement: 0% TSR Relative to RMS Index CAGR; and 80% Same Store NOI Growth CAGR. 2024 LTIP calculated at achievement as of December 31, 2025: 0% TSR Relative to RMS Index CAGR; and 67% Same Store NOI Growth CAGR. 2025 LTIP calculated at achievement as of December 31, 2025: 56% TSR Relative to RMS Index CAGR; and 80% Same Store NOI Growth CAGR. 2022 Outperformance Program calculated at achievement as of March 31, 2025: 50% Relative TSR Component; and 0% Absolute TSR Component.

(5)

Under the Severance Plan, NEOs are entitled to continuation of benefits. A cash payment in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the welfare benefit programs of the Company in which the NEO participated as of his or her termination date; amounts reflect 2025 rates multiplied by the applicable welfare period for each NEO.

(6)	Other Benefits includes payout of unused paid time off.

Executive Severance Plan

In June 2017, we adopted the Invitation Homes Inc. Executive Severance Plan for associates of the Company at the level of Senior Vice President and above (the “Severance Plan”). Each of our NEOs participates in the Severance Plan. The Severance Plan provides for payment of severance and other benefits to eligible executives in the event of a termination of employment with us without cause or following a constructive termination (each as defined in the Severance Plan and each, a “qualifying termination”), or for a limited number of individuals, including our NEOs, the event of a termination with us as a result of death or disability (as such terms are defined in the Severance Plan), in each case, subject to the (i) executive’s execution and non-revocation of a general release of claims in favor of the Company and (ii) continued compliance with the restrictive covenants related to post-employment non-solicitation and non-competition for 12 months following any termination of employment and indefinite covenants covering trade secrets, confidentiality, and non-disparagement.

In the event of a qualifying termination, in addition to specified accrued benefits, which the executive has earned but has not yet received and to which the executive is entitled, the Severance Plan provides for the following additional payments and benefits:

•	a lump-sum pro-rata annual cash incentive otherwise payable under the annual cash incentive program for the year of termination based on actual performance;

•

a cash payment equal to the sum of the executive’s (x) annual base salary and (y) annual cash incentive based on target performance (the “cash severance amount”) times the multiplier applicable to such executive (which is 2.0 for Mr. Tanner, 1.5 for Messrs. Olsen and Lobner and 1.0 for Messrs. Solls and Eisen), payable in equal monthly installments over the applicable severance period (which is 24 months for Mr. Tanner, 18 months for Messrs. Olsen and Lobner, and 12 months for Messrs. Solls and Eisen); and

•	a cash payment in an amount equal to the total amount of monthly COBRA insurance premiums for continued participation in our welfare benefit programs, for a period of 12 months.

2026 Proxy Statement	79

Executive Compensation—Compensation Discussion and Analysis

Notwithstanding the foregoing, in the event such qualifying termination occurs during the two-year period following a change in control (as defined in the Severance Plan), in addition to specified accrued benefits, which the executive has earned but has not yet received and to which the executive is entitled, the Severance Plan provides for the following payments and benefits:

•	a lump-sum pro-rata annual cash incentive otherwise payable under the annual cash incentive program for the year of termination based on actual performance;

•

a lump-sum cash payment equal to the sum of the executive’s (x) annual base salary and (y) annual cash incentive based on target performance times the multiplier applicable to such executive (which is 3.0 for Mr. Tanner, 2.25 for Messrs. Olsen and Lobner, and 1.5 for Messrs. Solls and Eisen); and

•

a cash payment in an amount equal to the total amount of monthly COBRA insurance premiums for continued participation in our welfare benefit programs, for a period of 18 months for Messrs. Tanner, Olsen, and Lobner and 12 months for Messrs. Solls and Eisen.

In the event of a termination of employment with us as a result of the NEO’s death or disability (as defined in the 2017 Plan), in addition to certain accrued obligations, which the NEO has earned and to which he is entitled, the Severance Plan provides for a lump-sum pro-rata annual cash incentive for the year of termination, calculated based on the greater of (i) target annual cash incentive for the year of termination and (ii) the actual annual cash incentive paid in respect of the year prior to the year of termination.

LTIP RSUs and OP Units

Time Vesting LTIP RSUs

Upon a termination of the NEO’s employment by the Company without “cause” (as defined in the 2017 Plan) applicable to the 2023, 2024, and 2025 LTIP RSUs (collectively, the “LTIP RSUs”) or, if the NEO resigns from employment following a “constructive termination” (as defined in the award agreement applicable to the LTIP RSUs) (together with a termination without cause, a “qualifying involuntary termination”), the next installment of time vesting LTIP RSUs that would have vested on the next scheduled vesting date will vest as of the date of termination. Time vesting LTIP RSUs that are eligible to vest upon a qualifying involuntary termination are subject to the NEO’s execution and non-revocation of a release of claims in favor of the Company.

Upon a NEO’s death or a termination of the NEO’s employment by the Company following the NEO’s “disability” (as defined in the 2017 Plan), any unvested time vesting LTIP RSUs will vest as of the date of termination. Time vesting LTIP RSUs will also continue to vest according to the original vesting schedule following the NEO’s “retirement” (as defined below) and will be subject to forfeiture if the NEO violates specified restrictive covenants agreed to with the Company and described below.

Upon a change in control, if the time vesting LTIP RSUs are assumed by the successor or acquiror and a qualifying involuntary termination occurs during the two-year period following a change in control, any then-unvested time vesting LTIP RSUs will vest. Upon a change in control, if the time vesting LTIP RSUs are not assumed by the successor or acquiror, any then-unvested time vesting LTIP RSUs will immediately vest.

For Messrs. Tanner, Olsen, Lobner, and Eisen, “retirement” is defined as a voluntary resignation of employment at such time that the NEO is at least 55 years old, the NEO has at least 10 years of continuous service and the sum of the NEO’s age and years of service equals at least 65, provided that the NEO has given at least six months’ prior notice of the NEO’s retirement. For Mr. Solls, “retirement” is defined as a voluntary resignation of employment at such time that the NEO is at least 60 years old and the sum of the NEO’s age and years of service equals at least 65, provided that the NEO has given at least six months’ prior notice of the NEO’s retirement.

Performance Vesting LTIP RSUs and OP Units

Performance vesting LTIP RSUs and OP Units are earned on the Certification Date. These performance vesting LTIP RSUs and OP Units will vest on the Certification Date, subject to the NEO’s continued employment through such Certification Date, except in the event of a qualifying involuntary termination as described below. Any unearned performance vesting LTIP RSUs and OP Units will be forfeited without consideration.

80

Executive Compensation—Compensation Discussion and Analysis

Notwithstanding the foregoing, upon a qualifying involuntary termination prior to the last day of any performance period, a prorated portion of the performance vesting LTIP RSUs and OP Units will remain outstanding and eligible to vest based on actual performance through the last day of the applicable performance period, based on the number of days during the applicable performance period that the NEO was employed. Any performance vesting LTIP RSUs and OP Units that are earned based on actual performance will vest on, and settle as soon as practicable following, the applicable Certification Date. Upon a qualifying involuntary termination following the last day of any performance period but prior to the Certification Date, any unearned and unvested performance vesting LTIP RSUs and OP Units will vest on the applicable Certification Date based on actual performance as of the end of the performance period. Upon a qualifying involuntary termination following the Certification Date where such performance vesting LTIP RSUs and OP Units are subject to continued service vesting conditions, such earned but unvested performance vesting LTIP RSUs and OP Units will vest on the NEO’s termination date. Performance vesting LTIP RSUs and OP Units that are eligible to vest upon a qualifying involuntary termination are subject to the NEO’s execution and non-revocation of a release of claims in favor of the Company.

Upon a NEO’s death or a termination of the NEO’s employment by the Company following the NEO’s “disability,” with respect to performance vesting LTIP RSUs and OP Units for which the applicable performance period has not been completed, a prorated portion of the Performance Vesting RSUs will remain outstanding and eligible to vest based on actual performance on the last day of the performance period, with such proration based on the number of days the NEO was employed during the performance period. Following the NEO’s “retirement,” a prorated number of performance vesting LTIP RSUs and OP Units shall remain outstanding and eligible to become earned, based on the extent to which the performance conditions are satisfied following the completion of the performance period, with such proration based on the number of days the NEO was employed during the performance period. Upon a change in control, the number of performance vesting LTIP RSUs and OP Units that become earned will be calculated based on actual performance through the date of the change in control without proration. Any performance vesting LTIP RSUs and OP Units will vest as to 50% of such earned performance vesting LTIP RSUs and OP Units on the date of the change in control and, as to the remaining 50% on the first anniversary of the change in control (or, in each case, upon a qualifying involuntary termination that occurs within the two-year period following the change in control). If the awards are not assumed by the successor or acquiror, or are unable to be measured in a consistent manner, any earned performance vesting LTIP RSUs and OP Units (including the performance vesting LTIP RSUs and OP Units that become earned in connection with the change in control) will immediately vest as of the change in control.

Sign-On RSUs and 2025 Retention RSUs

Per the terms of Mr. Eisen’s Sign-On RSU award agreement and Mr. Lobner’s 2025 Retention RSU award agreement, upon a termination of the executive’s employment by the Company without “cause” (as defined in each of the Sign-On RSU and 2025 Retention RSU award agreements), or upon the executive’s resignation from employment following a “constructive termination” (as defined in each of the Sign-On RSU and 2025 Retention RSU award agreements, together with a termination without cause, a “qualifying involuntary termination”), the next installment of Sign-On RSUs or 2025 Retention RSUs, as applicable, that would have vested on the next scheduled vesting date will vest as of the date of termination. Sign-On RSUs and 2025 Retention RSUs that are eligible to vest upon a qualifying involuntary termination are subject to the applicable executive’s execution and non-revocation of a release of claims in favor of the Company.

Upon the executive’s death or a termination of employment by the Company following “disability” (as defined in the 2017 Plan), any unvested Sign-On RSUs or 2025 Retention RSUs, as applicable, will vest as of the date of termination. Sign-On RSUs and 2025 Retention RSUs will also continue to vest according to the original vesting schedule following each executive’s retirement and will be subject to forfeiture if the executive violates specified restrictive covenants agreed to with the Company and described below.

Upon a change in control, if the Sign-On RSUs or 2025 Retention RSUs, as applicable, are assumed by the successor or acquiror and a qualifying involuntary termination occurs during the two-year period following a change in control, any then-unvested Sign-On RSUs and 2025 Retention RSUs will vest. Upon a change in control, if the Sign-On RSUs and 2025 Retention RSUs are not assumed by the successor or acquiror, any then-unvested Sign-On RSUs and 2025 Retention RSUs will immediately vest.

2026 Proxy Statement	81

Executive Compensation—Compensation Discussion and Analysis

2022 Outperformance Program Awards

Following the certification of performance under the 2022 Outperformance Program by the Compensation and Management Development Committee on April 7, 2025, 50% of the earned OP Units vested on that date, and the remaining 50% of the earned OP Units will vest on March 31, 2026 (the first anniversary of the last day of the performance period), subject to continued employment on the applicable vesting date.

Upon a change in control, any unvested earned OP Units shall become vested as to 50% as of the date of the change in control, and 50% on the first anniversary of the date of the change in control. In the event of a qualifying termination during the 12-month period immediately following a change in control, any unvested earned OP Units shall become vested as of the termination date. If the awards are not assumed by the successor or acquiror, or are unable to be measured in a consistent manner, any unvested earned OP Units will immediately vest as of the change in control

Covenants

Each NEO is subject to restrictive covenants set forth in the Severance Plan, including an indefinite confidentiality covenant and covenants regarding non-competition and non-solicitation of employees and current or prospective clients or customers, in each case, at all times during employment and for up to 12 months after termination of employment.

Under the LTIP award agreements and our 2022 Outperformance Program, if there is a restrictive covenant violation or the executive grantee engages in a detrimental activity (as defined in the applicable award agreement) in the four-year period following the grant date, the executive will be required to pay the Company an amount equal to the after-tax proceeds received upon the sale or disposition of the equity award and any shares issued in respect thereof.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K of the Exchange Act, we are providing the following information regarding the ratio of the annual total compensation for our principal executive officer to the median of the annual total compensation of all our associates (other than our principal executive officer) (the “CEO Pay Ratio”). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).

We selected the median associate based on the 1,724 associates employed by the Company as of December 31, 2025 (excluding Mr. Tanner, our President and CEO). In identifying our median associate, we calculated the annual total target cash compensation of each associate as of December 31, 2025. Annual total target cash compensation included base salary and target bonus and was calculated using internal human resources records. We believe this consistently applied compensation measure reasonably reflects annual compensation across our associate base. We did not apply cost-of-living adjustments as part of the calculation.

The 2025 annual total compensation as determined under Item 402(c)(2)(x) of Regulation S-K for our CEO, which is the amount set forth in the “Total” column of our Summary Compensation Table, was $14,096,355. The 2025 annual total compensation as determined under Item 402(c)(2)(x) of Regulation S-K for our median associate was $76,233. Our CEO Pay Ratio was, therefore, 185 to 1.

82

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K
under the Exchange Act, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”), calculated in accordance with the requirements of Item 402(v), and certain Company performance measures for the fiscal years listed below. The Company’s selected performance measure included in the table below is AFFO (as defined in “Executive Compensation—Compensation Discussion and Analysis” above). This disclosure was prepared in accordance with the requirements of Item 402(v) and does not necessarily reflect the value actually realized by our NEOs, how our NEOs’ compensation relates to Company performance, or how the Compensation and Management Development Committee evaluates compensation decisions in light of Company or individual performance. Please refer to “Executive Compensation—Compensation Discussion and Analysis” above for a complete description of how our executive compensation relates to Company performance and how the Committee makes its compensation decisions.
The information provided under this Pay Versus Performance section will not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, or the Exchange Act, except to the extent the Company specifically incorporates it by reference.

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
Year	Summary Compensation Table Total ($) (1)	Compensation Actually Paid to CEO ($) (2)	Average Summary Compensation Table Total for Non-CEO NEOs (3)	Average Compensation Actually Paid to Non-CEO NEOs (3)(4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)	Net Income ($ in thousands) (7)	Adjusted Funds from Operations ($ in thousands) (8)

2025	$14,096,335	$(577,707)	$4,393,480	$589,933	$109.12	$137.53	$589,909	$1,003,372

2024	$10,965,261	$4,930,209	$3,393,856	$2,324,790	$120.81	$133.59	$455,365	$986,237

2023	$10,393,322	$18,548,465	$2,621,459	$3,632,265	$124.71	$122.84	$521,028	$923,365

2022	$14,166,554	$(3,988,645)	$4,760,868	$(1,648,807)	$104.17	$108.00	$384,799	$865,897

2021	$9,710,445	$31,935,295	$3,267,111	$12,172,142	$155.58	$143.06	$262,776	$745,561
(1)	Reflects compensation amounts reported in the “Total” column of the Summary Compensation Table for our CEO, Dallas B. Tanner, in each of 2025, 2024, 2023, 2022, and 2021.

(2)
CAP to our CEO in each of 2025, 2024, 2023, 2022, and 2021 reflects the respective amounts reported in the “Total” column of the Summary Compensation Table, adjusted as set forth in the table below, as determined in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Tanner during the applicable year.
(A)

	2021	2022	2023	2024	2025

CEO	Dallas B. Tanner	Dallas B. Tanner	Dallas B. Tanner	Dallas B. Tanner	Dallas B. Tanner

Summary Compensation Table Total Compensation	$9,710,445	$14,166,554	$10,393,322	$10,965,261	$14,096,335

Less: Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year ($)	(6,500,037)	(12,023,478)	(7,500,031)	(8,025,030)	(10,965,046)

Plus: Fair Value of Stock and Option Awards Granted in the Covered Year that Remain Unvested as of Covered Year End ($)	14,797,038	6,849,983	9,108,057	5,750,923	6,706,917

Change in Fair Value of Outstanding Unvested Stock and Option Awards Granted in a Prior Year ($)	13,927,849	(12,981,704)	6,547,117	(3,760,945)	(10,415,913)

Less: Fair Value of Stock and Option Awards Forfeited During the Covered Year	—	—	—	—	—

Compensation Actually Paid ($)	$31,935,295	$(3,988,645)	$18,548,465	$4,930,209	$(577,707)

(A)
The fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year and as of each vesting date during the 2025, 2024, 2023, 2022, and 2021 fiscal years, respectively. Fair values as of each fiscal year end measurement date were determined using valuation assumptions and methodologies (including volatility and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant date in accordance with FASB ASC Topic 718. For awards with a market vesting condition (including the impact of the TSR Modifier), fair values incorporate the results of a Monte Carlo simulation model, using assumptions and methodologies that are consistent with those used at grant date. The fair values of performance-based awards reflect the probable outcome of the performance vesting conditions as of each measurement date.

In 2025, unvested 2022 OP Units have a total value of $0 because no book up event has occurred.

2026 Proxy Statement	83

Pay Versus Performance

(3)
Represents the average of the amounts reported for the Company’s non-CEO
NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The following NEOS are included in the average calculation for 2025: Messrs. Olsen; Lobner; Eisen; Solls; and Young. The following NEOs are included in the average calculation for 2024: Messrs. Olsen; Young; Eisen; and Solls. The following NEOs are included in the average calculation for 2023: Messrs. Olsen; Freedman; Young; Eisen; and Solls. The following NEOs are included in the average calculation for each of 2022 and 2021: Messrs. Freedman; Young; and Solls.

(4)
Average CAP to our
non-CEO
NEOs, as a group, in each of 2025, 2024, 2023, 2022, and 2021, reflects the respective amounts reported in the “Total” column of the Summary Compensation Table, adjusted as set forth in the table below, as determined in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual average amount of compensation earned by or paid to the non-CEO
NEOs as a group during the applicable year.
(A)

In 2025, the
non-CEO
NEO group changed as follows:

(a)	Mr. Lobner’s salary and annual incentive award amounts reflect his promotion to Executive Vice President, Chief Operating Officer effective March 1, 2025

(b)
Mr. Young’s salary was calculated based on days of service in 2025, inclusive of payout of unused vacation, and he did not receive an annual incentive award due to his resignation from the Company on September 1, 2025. The forfeited awards presented in the table below represent a full forfeiture of Mr. Young’s outstanding stock awards upon his resignation.

In 2023, the
non-CEO
NEO group changed to exclude Mr. Freedman after his departure from the Company in 2023. In 2023 the non-CEO
NEOs changed as follows:

(a)	Mr. Olsen’s salary and annual incentive award amounts reflect his promotion to our Executive Vice President, Chief Financial Officer and Treasurer effective June 1, 2023.

(b)
Mr. Freedman’s salary and annual incentive award amounts were calculated based on days of service in 2023, and he did not receive a 2023 LTIP award. The forfeited awards presented in the table below represent Mr. Freedman’s 2022 Outperformance Program award.

(c)	Mr. Eisen’s salary was based on days of service in 2023.

	2021	2022	2023	2024	2025

Non-CEO NEOs

Summary Compensation Table Total Compensation	$3,267,111	$4,760,868	$2,621,459	$3,393,856	$4,393,480

Less: Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year ($)	(1,475,033)	(3,570,411)	(1,441,958)	(1,925,050)	(3,131,726)

Plus: Fair Value of Stock and Option Awards Granted in the Covered Year that Remain Unvested as of Covered Year End ($)	3,357,853	2,084,989	1,576,007	1,379,533	1,496,327

Change in Fair Value of Outstanding Unvested Stock and Option Awards Granted in a Prior Year ($)	7,022,211	(4,924,253)	1,160,149	(523,549)	(1,141,403)

Less: Fair Value of Stock and Option Awards Granted in a Prior Year that Were Forfeited During the Covered Year	—	—	(283,392)	—	(1,026,745)

Compensation Actually Paid ($)	$12,172,142	$(1,648,807)	$3,632,265	$2,324,790	$589,933

(5)
For the applicable fiscal year, represents the cumulative TSR of the Company for the measurement periods beginning on December 31, 2020, and ending on December 31, 2025, December 31, 2024, December 29, 2023, December 30, 2022, or December 31, 2021, as appropriate.

(6)
For the applicable fiscal year, represents the cumulative TSR of the MSCI US REIT Index for the measurement periods beginning on December 31, 2020 and ending on December 31, 2025, December 31, 2024, December 29, 2023, December 30, 2022, or December 31, 2021, as appropriate.

(7)	Reflects GAAP net income.

(8)
Company-selected measure is AFFO which is defined in “Executive Compensation—Compensation Discussion and Analysis” above. See Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Non-GAAP
Measures” in our 2025 Form
10-K
for the reconciliation of AFFO to net income (loss) (as determined in accordance with GAAP), the most directly comparable GAAP measure. Although AFFO is an important financial performance measure, among others, that the Compensation and Management Development Committee considers when making compensation decisions with the intent of aligning compensation with Company performance, the Committee has not historically and does not currently evaluate CAP as calculated pursuant to Item 402(v) as part of its executive compensation determinations.

84

Pay Versus Performance

Relationship Between Compensation Actually Paid and Performance Measures
CAP, as calculated under Item 402(v) of Regulation
S-K,
reflects adjusted values to unvested and vested equity awards during the years shown in the Pay Versus Performance table based on year-end
stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals.
Compensation Actually Paid versus Cumulative TSR

Compensation Actually Paid ($ in thousands)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
Total Shareholder Return
$160
$140
$120
$100
$80
$60
$40
$20
$0
$155.58
$143.06
$108.00
$104.17
$124.71
$122.84
$133.59
$120.81
$137.53
$109.12
$31,935
$12,172
($3,989)
($1,649)
$18,548
$3,632
$4,930
$2,325
($578)
$590
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Invitation Homes Cumulative TSR
Index Cumulative TSR

2026 Proxy Statement	85

Pay Versus Performance

Compensation Actually Paid versus Net Income

Compensation Actually Paid ($ in thousands)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
Net Income ($ in thousands)
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$31,935
$12,172
$262,776
($3,989)
($1,649)
$384,799
$18,548
$3,632
$521,028
$4,930
$2,325
$455,365
($578)
$590
$589,909
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Invitation Homes Net Income

86

Pay Versus Performance

Compensation Actually Paid versus
Adjusted Funds from Operations (AFFO)

Compensation Actually Paid ($ in thousands)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
AFFO ($ in thousands)
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$745,561
$865,897
$923,365
$986,237
$1,003,372
$31,935
$12,172
($3,989)
($1,649)
$18,548
$3,632
$4,930
$2,325
($578)
$590
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Invitation Homes AFFO

As discussed in the in “Executive Compensation—Compensation Discussion and Analysis,” our compensation program is heavily weighted towards performance-based compensation, reflecting our philosophy of increasing the long-term value of the Company and supporting strategic and operational objectives. The metrics used within our annual cash incentive plan and our long-term incentive award plans are selected to support these objectives. In our assessment, the most important financial performance measures used to link CAP (as calculated in accordance with Item 402(v) of Regulation
S-K)
to our NEOs in 2025 to our performance were:

•	AFFO;

•	Net income; and

•	Three-year TSR.

2026 Proxy Statement	87

PROPOSAL NO. 4

Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

The Board of Directors unanimously recommends that you vote “FOR,” the approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan.

Background

On March 20, 2026, our Board adopted the 2026 Plan, which, if approved by our stockholders, will supersede and replace the 2017 Plan. The 2017 Plan is currently set to expire after our 2026 Annual Meeting but before the 2027 Annual Meeting.

The 2026 Plan is subject to stockholder approval. If approved by our stockholders, the 2026 Plan will become effective on May 7, 2026 (the “2026 Plan Effective Date”) if our stockholders approve the 2026 Plan on that date. No awards have been granted under the 2026 Plan.

The 2026 Plan Combines Compensation and Governance Best Practices

The 2026 Plan is substantially similar to the 2017 Plan and, like the 2017 Plan, includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

•

Stockholder approval is required for additional shares. The 2026 Plan does not contain an annual “evergreen” provision. The 2026 Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of shares of our common stock which may be issued under the 2026 Plan.

•

No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Repricing is not allowed. The 2026 Plan prohibits the repricing or other exchange of underwater stock options and stock appreciation rights for new awards or cash without prior stockholder approval.

•

Limitations on dividend payments on unvested awards. Dividends and dividend equivalents may not be paid on awards subject to performance vesting conditions unless and until such conditions are met. In addition, dividend equivalents may not be granted on options or stock appreciation rights.

•	No tax gross-ups. The 2026 Plan does not provide for any tax gross-ups.

•

Annual non-employee director limit. The 2026 Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under ASC Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director with respect to any fiscal year, or director limit, may not exceed the amount equal to $1,500,000.

In addition, the 2026 Plan introduces the following provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices:

•

Prohibitions Against Various “Liberal” Share Recycling Practices. The following shares of our common stock will not be added back to the shares available for issuance under the 2026 Plan: (i) shares tendered by participants or withheld or surrendered by us to satisfy the exercise price or purchase price of awards, or tax withholding obligation with respect to awards; (ii) shares subject to SARs (defined below) that are not issued in connection with the settlement upon exercise thereof; and (iii) shares purchased on the open market with the cash proceeds from the exercise of options.

•

Minimum Vesting Period. The 2026 Plan mandates a vesting period of at least one year for all equity based awards granted under the 2026 Plan, which applies to no less than 95% of the shares authorized for grant as of the 2026 Plan Effective Date (subject to certain limited exceptions set forth in the 2026 Plan).

88

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

The 2026 Plan also includes certain technical amendments to reflect changes made to Section 162(m) of the Internal Revenue Code (the “Code”) under the Tax Cuts and Jobs Act of 2017.

Why We Believe You Should Vote to Approve the 2026 Plan

The 2017 Plan was adopted by our Board and approved by our stockholders on January 31, 2017, and will expire on January 30, 2027. We do not currently have any other stock incentive plans pursuant to which equity awards can be granted.

The 2026 Plan would be a successor to the 2017 Plan and would allow us to continue granting equity awards to eligible participants in the ordinary course without interruption. No additional awards will be granted under the 2017 Plan after the 2026 Plan Effective Date, unless the 2026 Plan is not approved by our stockholders, in which case the 2017 Plan will continue in effect. Outstanding awards under the 2017 Plan will continue to be governed by the 2017 Plan and the agreements under which they were granted.

We are asking our stockholders to approve the 2026 Plan because long-term equity-based compensation is an integral part of our compensation program, as well as our continued growth and success. If the 2026 Plan is not approved, we believe that the foregoing goals will be adversely affected.

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy

We believe our future success depends on our ability to attract, motivate, and retain high quality talent, and that the ability to continue providing equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is both market practice and expected by many existing personnel and prospective candidates. The 2026 Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for our associates and other service providers that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. By maintaining a long-term incentive plan such as the 2026 Plan, our Compensation and Management Development Committee is able to design and implement compensation programs that retain our key associates, compensate those associates based on the performance of the Company and other individual performance factors, align the goals and objectives of our associates with the interests of our stockholders, and promote a focus on long-term value creation.

We Manage our Equity Incentive Award Use Carefully

We manage our long-term stockholder dilution and share usage by limiting the number of equity awards granted annually. Our Compensation and Management Development Committee carefully monitors our equity share usage to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees, non-employee directors and consultants.

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the 2026 Plan because they may in the future receive awards under it. Nevertheless, our Board believes that it is important to provide incentives and rewards to attract, motivate, and retain high quality talent by adopting the 2026 Plan.

2026 Proxy Statement	89

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

Information on Equity Compensation Plans as of the Record Date

The table below sets forth the number of shares available for future issuance pursuant to outstanding and future equity awards under the 2017 Plan as of the Record Date. We do not currently have any other stock incentive plans pursuant to which equity awards can be granted.

Number of shares that were authorized for future grants	1,106,787

Number of full-value awards outstanding (at “maximum” for all performance-based full-value awards)	7,871,909

Number of stock options outstanding	—

Weighted average remaining term of outstanding options (in years)	—

Weighted average exercise price of outstanding options	—

As of the Record Date, there were outstanding 599,446,021 shares of our common stock and 2,099,937 OP Units.

Background of Determination of Shares Under the 2026 Plan

In its determination to approve the 2026 Plan, our Board was motivated by a desire to ensure we have an available pool of shares from which to grant long-term equity-based incentive awards, which our Board believes is a primary incentive and retention mechanism for our associates, consultants and directors. Our Board considered key factors in making its determination, including our historical grant rates, the shares currently available for issuance under the 2017 Plan, and the potential dilution associated with the 2026 Plan.

This review included a consideration of the following key metrics, factors and philosophies:

•	Our three-year average burn rate was approximately 0.16%.

•

An additional metric that we use to measure the cumulative dilutive impact of our equity-based awards program is fully diluted overhang, which is the sum of: (1) the number of shares subject to equity awards outstanding but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (A) the total shares of our common stock and OP Units outstanding, (B) the number of shares of our common stock subject to equity awards outstanding but not exercised or settled, and (C) the number of shares of our common stock available for issuance under our 2017 Plan. Our approximate fully-diluted overhang as of Record Date was 1.5%. If the 2026 Plan had been approved as of such date, our approximate potential overhang would increase to 4.2% and then would decline over time.

If approved by our stockholders, the aggregate number of shares available for grant under the 2026 Plan would be the sum of (i) 17,500,000 shares, plus (ii) the shares that are available for issuance under the 2017 Plan that will instead become available for issuance under the 2026 Plan as of the 2026 Plan Effective Date, plus (iii) any shares which, as of the 2026 Plan Effective Date, are subject to awards outstanding under the 2017 Plan which, on or following the 2026 Plan Effective Date, become available for issuance under our 2026 Plan pursuant to the terms and conditions of our 2026 Plan. As of Record Date, 1,106,787 shares were available for issuance under our 2017 Plan which will be reduced by the RSUs awarded to the eligible non-employee directors serving on our Board as of the date of the Annual Meeting. If we do not implement a new equity incentive plan prior to the expiration of the 2017 Plan, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent, and that aligns the interests of our associates with our stockholders.

In light of the factors described above, our Board believes that the size of the share reserve proposed by the 2026 Plan is reasonable and appropriate at this time.

Stockholder Approval

As mentioned above, if the 2026 Plan is approved, then the aggregate number of shares of our common stock that will be reserved for issuance pursuant to the 2026 Plan will, equal the sum of (i) 17,500,000 shares, plus

90

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

(ii) the shares available for issuance under the 2017 Plan as of the 2026 Plan Effective Date, plus (iii) any shares which, as of the 2026 Plan Effective Date, are subject to awards outstanding under the 2017 Plan which, on or following the 2026 Plan Effective Date, become available for issuance under our 2026 Plan pursuant to the terms and conditions of our 2026 Plan. As of the Record Date, 1,106,787 shares were available for issuance under the 2017 Plan which will be reduced by the RSUs awarded to the eligible non-employee directors serving on our Board as of the date of the Annual Meeting. All shares of our common stock reserved for issuance under the 2026 Plan may be granted as incentive stock options (“ISOs”) pursuant to Code Section 422. Approval of the 2026 Plan will constitute approval pursuant to the NYSE stockholder approval requirements applicable to equity compensation plans and approval pursuant to the stockholder approval requirements of Code Section 422 relating to ISOs (to the extent required by the Code).

If our stockholders do not approve the 2026 Plan pursuant to this Proposal 4, we will not be able to continue issuing equity-based awards without interruption through the next annual meeting of our stockholders.

Material Terms of the 2026 Plan

This section summarizes certain principal features of the 2026 Plan. The summary is qualified in its entirety by reference to the complete text of the 2026 Plan, which is attached as Annex B to this proxy statement.

Purpose

The purpose of the 2026 Plan is to provide a means through which we may attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in our Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

Administration

The 2026 Plan will be administered by our Compensation and Management Development Committee. Our Compensation and Management Development Committee has the sole and plenary authority to establish the terms and conditions of any award consistent with the provisions of the 2026 Plan. Our Compensation and Management Development Committee is authorized to, amongst other things, interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2026 Plan and any instrument or agreement relating to, or any award granted under, the 2026 Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as our Compensation and Management Development Committee deems appropriate for the proper administration of the 2026 Plan; and to make any other determination and take any other action that our Compensation and Management Development Committee deems necessary or desirable for the administration of the 2026 Plan.

Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, our Compensation and Management Development Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2026 Plan. Any such allocation or delegation may be revoked by our Compensation and Management Development Committee at any time. Unless otherwise expressly provided in the 2026 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2026 Plan, or any award or any documents evidencing awards granted pursuant to the 2026 Plan, are within the sole discretion of our Compensation and Management Development Committee, may be made at any time, and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any holder or beneficiary of any award, and any of our stockholders.

Term

The 2026 Plan will become effective on the 2026 Plan Effective Date. The expiration date of the 2026 Plan shall be the tenth (10th) anniversary of the 2026 Plan Effective Date. No award may be granted under the 2026 Plan on or after the tenth anniversary of the 2026 Plan Effective Date, and no ISOs may be granted after the tenth anniversary of the date on which the 2026 Plan was adopted by our Board, but awards granted under the 2026 Plan may extend beyond its expiration.

2026 Proxy Statement	91

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

Eligibility

Any employee, director, officer, consultant or advisor to the Company or an affiliate thereof who is selected by our Compensation and Management Development Committee to participate in the 2026 Plan is eligible to receive an award thereunder. If the 2026 Plan were in effect as of the Record Date, 193 employees, 9 non-employee directors, and no consultants or advisors would be eligible to receive awards under the 2026 Plan. Although consultants and advisors are eligible to participate under the terms of the 2017 Plan and will also be eligible to participate under the terms of the 2026 Plan, we have not historically granted any awards to consultants under the 2017 Plan.

Shares Subject to the 2026 Plan

The 2026 Plan provides that the number of shares of our common stock (the “Absolute Share Limit”) that will be available for awards under the 2026 Plan equal the sum of (i) 17,500,000 shares, plus (ii) the shares available for issuance under the 2017 Plan as of the 2026 Plan Effective Date, plus (iii) any shares which, as of the 2026 Plan Effective Date, are subject to awards outstanding under the 2017 Plan which, on or following the 2026 Plan Effective Date, become available for issuance under our 2026 Plan pursuant to the terms and conditions of our 2026 Plan (excluding those shares of restricted stock or OP Units received by participants in exchange for (or in redemption of) partnership interests issued prior to the adoption of the 2017 Plan (such shares or units, the “Exempt Securities”)). Of this amount:

•

the maximum aggregate number of shares that may be issued upon exercise of ISOs granted under the 2026 Plan is equal to the sum of (i) 17,500,000 shares, plus (ii) the shares available for issuance under the 2017 Plan as of the 2026 Plan Effective Date;

•	the maximum number of shares that may be subject to options or SARs granted under the 2026 Plan to any individual participant during any single fiscal year is 2,000,000;

•

the maximum number of shares that may be subject to performance compensation awards granted to any individual participant in respect of a single fiscal year and denominated in shares is 3,000,000, excluding Exempt Securities (or if any such awards are settled in cash, the maximum amount may not exceed the fair market value of such shares on the last day of the performance period to which such award relates); and

•

the maximum number of shares granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during such fiscal year, may not exceed $1,500,000 in total value.

As of the Record Date, 1,106,787 shares were available for issuance under the 2017 Plan which will be reduced by the RSUs awarded to the eligible non-employee directors serving on our Board as of the date of the Annual Meeting.

Except for Substitute Awards (defined below), in the event any award under the 2026 Plan or 2017 Plan is cancelled, forfeited, terminated, settled in cash, or otherwise is settled without the delivery to the participant of the full number of shares subject to such award, such undelivered shares will again be available for issuance under the 2026 Plan. Notwithstanding anything to the contrary in the 2026 Plan, the following shares of our common stock will not be added back to the shares authorized for grant under the 2026 Plan and will not be available for subsequent awards under the 2026 Plan: (i) shares delivered (either by actual delivery or attestation) to the Company by a participant or otherwise withheld or surrendered to satisfy the applicable exercise price, purchase price, and/or applicable tax withholding obligation of an award under the 2026 Plan or 2017 Plan; (ii) shares subject to SARs granted under the 2026 Plan or 2017 Plan that are not issued in connection with the stock settlement thereof upon exercise; and (iii) shares purchased on the open market with the cash proceeds from the exercise of options granted under the 2026 Plan or 2017 Plan. Awards may, in the sole discretion of our Compensation and Management Development Committee, be granted under the 2026 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine (“Substitute Awards”), and such Substitute Awards will not be counted against the Absolute Share Limit, except that Substitute Awards intended to qualify as ISOs will count against the ISO limit described above.

Unless otherwise determined by our Compensation and Management Development Committee, shares of our common stock delivered upon exchange of OP Units or other equity securities of any of our subsidiaries that have been issued under the 2026 Plan or 2017 Plan shall be issued under the 2026 Plan.

92

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

Options

We may grant stock options, including ISOs and non-qualified stock options (“NQSOs”), under the 2026 Plan on the terms and conditions set forth in the 2026 Plan, and such other terms and conditions determined by our Compensation and Management Development Committee that are not inconsistent with the 2026 Plan. All stock options granted under the 2026 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options that are Substitute Awards). All stock options that are intended to qualify as ISOs must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an ISO and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the 2026 Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as ISOs, such shorter period as prescribed by Section 422 of the Code. If an NQSO would expire at a time when trading of shares of common stock is prohibited by our insider trading policy (or Company-imposed “blackout period”), the term will automatically be extended to the 30th day following the end of such period. The exercise price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law (i) in cash, check, cash equivalent at the time the stock option is exercised, (ii) in shares with a fair market value equal to the aggregate exercise price for the shares being purchased (provided that such shares are not subject to any pledge or other security interest and have been held by the participant for at least six months (or another period established by the Compensation and Management Development Committee in order to avoid adverse accounting treatment)), or (iii) by such other method as our Compensation and Management Development Committee may permit in its sole discretion, including without limitation, (A) in other property having a fair market value on the date of exercise equal to the exercise price, (B) if there is a public market for the shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares otherwise issuable upon the exercise of the stock option and to deliver to us the amount equal to the aggregate exercise price for the shares being purchased, or (C) a “net exercise” procedure effected by withholding the minimum number of shares of our common stock otherwise issuable in respect of a stock option that is needed to pay the exercise price and any federal, state, local, and non-U.S. income, employment, and other applicable taxes that are required by law to be withheld. Any fractional shares of our common stock will be settled in cash.

Stock Appreciation Rights

Our Compensation and Management Development Committee may grant stock appreciation rights (“SARs”), with terms and conditions determined by the committee that are not inconsistent with the 2026 Plan. Generally, each SAR will entitle a participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the committee) equal to the product of (1) the excess of (A) the fair market value on the exercise date of one share of common stock over (B) the strike price per share, times (2) the numbers of shares of common stock covered by the SAR, less any taxes required to be withheld. The strike price per share of our common stock covered by a SAR will be determined by our Compensation and Management Development Committee at the time of grant but in no event may such amount be less than the fair market value of a share of common stock on the date the SAR is granted (other than in the case of SARs granted in tandem with or in substitution of previously granted awards).

Restricted Shares and Restricted Stock Units

Our Compensation and Management Development Committee may grant restricted shares of our common stock or RSUs. RSUs represent the right to receive, upon vesting and the expiration of the applicable restricted period (or applicable deferral period), one share of common stock for each RSU, or, in our Compensation and Management Development Committee’s sole discretion, the cash value thereof (or any combination thereof). Holders of restricted shares of our common stock will, subject to the other provisions of the 2026 Plan, generally have the rights and privileges of a stockholder as to such restricted shares of common stock, including the right to vote such restricted shares of common stock (except, that if the lapsing of restrictions with respect to such restricted shares of common stock is contingent on satisfaction of performance conditions other than, or in addition to, the passage of time, any dividends payable on such restricted shares of common stock will be retained and delivered without interest to the holder of such shares when the restrictions on such restricted shares lapse). To the extent provided in the applicable award agreement, the holder of outstanding RSUs will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of common stock) either in cash or, at our Compensation and Management Development Committee’s sole discretion, in shares of common stock having a value equal to the amount of such dividends (and interest may,

2026 Proxy Statement	93

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

at our Compensation and Management Development Committee’s sole discretion, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the committee), which will be payable at the same time as the underlying RSUs are settled following the release of restrictions on such RSUs.

OP Units

Our Compensation and Management Development Committee may issue awards in the form of OP Units of one or more classes established pursuant to the Operating Partnership’s limited partnership agreement. OP Units awarded under the 2026 Plan will be valued by reference to, or otherwise determined by reference to or based on, our shares of common stock. OP Unit awards may be (i) convertible, exchangeable, or redeemable for other limited partnership interests in the Operating Partnership or our shares of common stock or (ii) valued by reference to the book value, fair value, or performance of the Operating Partnership. For the purpose of calculating the number of our shares of common stock in respect of OP Unit awards relative to the total number of our shares of common stock available for issuance under the 2026 Plan, our Compensation and Management Development Committee will establish, in good faith, the maximum number of our shares of common stock to which a participant receiving a OP Unit award may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, capital account allocations, value accretion factors, conversion ratios, exchange ratios, and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of our common stock in respect of such OP Unit award will be reduced accordingly by our Compensation and Management Development Committee, and the number of our shares common stock available under the 2026 Plan will be increased by one share for each share so reduced. Our Compensation and Management Development Committee will determine all other terms of OP Unit awards. Awards of OP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a participant who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries. Awards of OP Units may be granted either alone or in addition to other awards granted under the 2026 Plan.

Other Equity-Based Awards

Our Compensation and Management Development Committee may issue awards other than those described above that are (i) payable by delivery of our common stock and/or (ii) measured by reference to the value of our common stock, in any case, with terms and conditions that are not inconsistent with the 2026 Plan.

Cash-Based Incentive Awards

Our Compensation and Management Development Committee may grant cash-based awards under the 2026 Plan, alone or in tandem with other awards, with terms and conditions determined by the committee that are not inconsistent with the 2026 Plan.

Performance Compensation Awards

Our Compensation and Management Development Committee may also set performance goals applicable to an award recipient with respect to any award granted in its discretion, including, but not limited to, one or more of the performance goals prescribed under the 2026 Plan.

Our Compensation and Management Development Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of our performance (and/or one or more affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and will be described in the 2026 Plan. Unless otherwise determined by our Compensation and Management Development Committee at the time a performance compensation award is granted, our Compensation and Management Development Committee will specify adjustments or modifications to be made to the calculation of a performance goal for such performance period, based on and to appropriately reflect the following events: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (4) any reorganization and restructuring programs; (5) acquisitions or divestitures; (6) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (7) foreign exchange gains and losses; (8) discontinued operations and nonrecurring charges; (9) a change in our fiscal year; and (10) any other adjustments specified by our Compensation and Management Development Committee.

94

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

Following the completion of a performance period, our Compensation and Management Development Committee will review and certify in writing whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate and certify in writing that amount of the performance compensation awards earned for the period based upon the performance formula. In determining the amount of an individual participant’s performance compensation award for a performance period, our Compensation and Management Development Committee may make such adjustments to the amount of the performance compensation award earned as it determines in its sole discretion.

Effect of Certain Events on the 2026 Plan and Awards

In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities or other property), recapitalization, stock split, reverse stock split reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or of our other securities, issuance of warrants or other rights to acquire shares of our common stock or of our other securities, or other similar corporate transaction or event that affects the shares of common stock (including a Change in Control, as defined in the 2026 Plan), or (b) unusual or nonrecurring events affecting our Company, including changes in applicable rules, rulings, regulations or other requirements that our Compensation and Management Development Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event described in the foregoing clauses (a) and (b), an “Adjustment Event”) our Compensation and Management Development Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (i) the Absolute Share Limit, or any other limits applicable under the 2026 Plan with respect to the number of awards which may be granted thereunder, (ii) the number of shares of our common stock or other securities (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the 2026 Plan or any sub-plan, and (iii) the terms of any outstanding award, including, without limitation, (A) the number of shares of common stock subject to outstanding awards or to which outstanding awards relate, (B) the exercise price or strike price with respect to any award or (C) any applicable performance measures. In the case of an “equity restructuring” (within the meaning of the FASB ASC Topic 718 (or any successor pronouncement thereto)), the Compensation and Management Development Committee will make an equitable or proportionate adjustment to awards outstanding under the 2026 Plan to reflect the equity restructuring.

In connection with a Change in Control (as defined in the 2026 Plan), our Compensation and Management Development Committee may, in its discretion, provide for any one or more of the following: (i) substitution or assumption of awards, (ii) accelerating the vesting of, exercisability of, lapse of restrictions on, or termination of, awards, (iii) with respect to awards subject to exercise, establishment of a period of time (up to 10 days) for participants to exercise outstanding awards prior to the occurrence of such Change in Control (and any such award not exercised will terminate upon such Change in Control); and (iv) cancellation of any one or more outstanding awards and payment to the holders holding vested awards (after taking into account any vesting acceleration) the value of such awards, if any, as determined by our Compensation and Management Development Committee (which if applicable may be based upon the price per share of common stock received or to be received by our other stockholders in such event), including without limitation, in the case of options and SARs, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the option or SAR over the aggregate exercise price thereof. For the avoidance of doubt, our Compensation and Management Development Committee may cancel any stock option or SAR for no consideration if the fair market value of the shares subject to such option or SAR is less than or equal to the aggregate exercise price or strike price of such stock option or SAR.

No payments or benefits, or acceleration of payments, benefits or vesting, will be triggered under the 2026 Plan or the award agreements evidencing awards granted under the 2026 Plan for any purpose in the event of any internal reorganization (whether by merger, consolidation, reorganization, combination, contribution, distribution, asset transfer or otherwise) or restructuring involving us or any of our affiliates, including any reorganization or restructuring pursuant to a merger or other combination involving us in which one of our affiliates survives or succeeds as a publicly-traded entity (including, without limitation, by virtue of a triangular merger structure) and/or any such reorganization or restructuring undertaken in connection with implementation of an umbrella partnership REIT or downREIT structure (an “Internal Reorganization”). Any transaction that would otherwise constitute a Change in Control, but which occurs solely as a result of an Internal Reorganization, will not constitute a Change in Control. In connection with an Internal Reorganization, subject to applicable laws, our Compensation and Management Development Committee has authority to

2026 Proxy Statement	95

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

transfer and assign the 2026 Plan and outstanding awards thereunder to a direct or indirect subsidiary of ours. If an Internal Reorganization results in a transfer of a participant’s employment or service to one of our subsidiaries, such transfer will not constitute a termination of such participant’s employment or service (as applicable) for purposes of the 2026 Plan and any outstanding awards thereunder.

Non-Transferability of Awards

An award will not be transferable or assignable by a participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our affiliates. Our Compensation and Management Development Committee may, in its sole discretion, permit awards (other than ISOs) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or a participant and a participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination

Our Board may amend, alter, suspend, discontinue, or terminate the 2026 Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination will be made without stockholder approval if (1) such approval is necessary to comply with any regulatory requirement applicable to the 2026 Plan or for changes in GAAP to new accounting standards, (2) it would materially increase the number of securities which may be issued under the 2026 Plan (except for adjustments in connection with certain corporate events), or (3) it would materially modify the requirements for participation in the 2026 Plan. Any amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

Our Compensation and Management Development Committee may, to the extent consistent with the terms of the 2026 Plan and any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively; provided, that subject to certain exceptions, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to such award will not be effective without the consent of the affected participant.

Minimum Vesting

The 2026 Plan contains a minimum vesting requirement, subject to limited exceptions, that equity-based awards made pursuant to the 2026 Plan on and after the 2026 Plan Effective Date may not vest earlier than the date that is one year following the grant date of the award. The limited exceptions allow the issuance of awards in an aggregate of up to 5% of the shares available for issuance as of the 2026 Plan Effective Date without minimum vesting provisions, as well as the issuance of (1) Substitute Awards, (2) awards delivered in lieu of cash compensation, and (3) annual equity grants to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders and which is at least 50 weeks after the immediately preceding year’s annual meeting. The Compensation and Management Development Committee has the authority to waive the one-year vesting restrictions upon the participant’s termination of service or in connection with a Change in Control (as defined in the 2026 Plan).

No Repricing

Absent stockholder approval, except as otherwise permitted under the 2026 Plan in connection with an Adjustment Event or Change in Control, (1) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR, (2) our Compensation and Management Development Committee may not cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or SAR, and (3) our Compensation and Management Development Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

96

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

Dividends and Dividend Equivalents

Our Compensation and Management Development Committee may, in its sole discretion, provide, as part of an award, dividends or dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of our common stock, other securities, other 2026 Plan awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by our Compensation and Management Development Committee in its sole discretion. Any dividends or dividend equivalents or other similar payments will be payable in respect of an award of restricted stock or RSUs that is subject to performance conditions (other than, or in addition to, the passage of time) may be accumulated in respect of such awards and paid within 15 days after such awards are earned and become earned, payable or distributable. No dividends or dividend equivalents may be payable in respect of options or SARs.

Clawback/Repayment, Other Detrimental Activity

All awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture, or other similar policy adopted by our Board or our Compensation and Management Development Committee and as in effect from time to time, including, without limitation, the Invitation Homes Inc. Incentive Compensation Clawback Policy, and (ii) applicable law. Further, to the extent a participant receives any amount in excess of the amount that such participant should otherwise have received under the terms of an award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error) a participant will be required to repay any such excess amount.

If a participant, while employed by or providing services to us or any affiliate or after termination of such employment or service, engages in (i) the unauthorized disclosure of any of our confidential or proprietary information, (ii) any activity that would be grounds to terminate a participant’s employment or service for cause, (iii) a breach of any restrictive covenants by which a participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with us, or (iv) any other detrimental activity that is in conflict with or adverse to our interests or the interests of any affiliate, as determined by our Compensation and Management Development Committee in its sole discretion (except to the extent such activity is protected under applicable whistleblower provisions of federal law or regulation), our Compensation and Management Development Committee may provide for either or both of (A) the cancellation of any or all of such participant’s outstanding awards, or (B) the forfeiture by such participant of any amount or gain realized due to the vesting or exercise of such award, and must repay to us any such amount or gain.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2026 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•

ISOs. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, a participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and a participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that a participant recognizes ordinary income on disposition of the shares.

2026 Proxy Statement	97

Proposal No. 4: Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

•

NQSOs. If an optionee is granted an NQSO under the 2026 Plan, the optionee should not have taxable income on the grant of the NQSO. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such NQSO. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

•

Other Awards. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); OP Units generally should not be taxable upon grant as long as the OP Units only grant a participant the right to profits accruing after the date of grant and do not provide an interest in any capital of the Operating Partnership; RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the 2026 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2026 Plan and awards granted under the 2026 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2026 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

The number of awards that our named executive officers, directors, other executive officers and other employees and consultants may receive under the 2026 Plan in the future will be determined in the discretion of our Board or Compensation and Management Development Committee, and neither our Board nor Compensation and Management Development Committee has made any determination to make future grants to any persons under the 2026 Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the future benefits that will be received by these participants under the 2026 Plan.

98

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, regarding shares of our common stock that may be issued under the 2017 Plan:

	AS OF DECEMBER 31, 2025

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)

Equity compensation plans approved by stockholders:

2017 Plan	4,302,601	—	4,970,000

Equity compensation plans not approved by stockholders	—	—	—

Total	4,302,601	—	4,970,000

(1)

Includes shares of our common stock that may be issued upon the vesting of time vesting and performance vesting RSUs and OP Units. The number of shares to be issued in respect of performance vesting RSUs and OP Units has been calculated assuming maximum levels of performance will be achieved.

(2)	Because there is no exercise price associated with RSUs, no amounts are included above.

(3)	Excludes securities reflected in the Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights column above.

2026 Proxy Statement	99

Ownership of Securities

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of the Record Date held by (1) each person known to us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors, director nominees, and NEOs and (3) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise noted, the address of each beneficial owner is 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240.

The percentages included in the following table are based on 599,446,021 shares of our common stock outstanding as of the Record Date.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

Owners of More Than 5%

The Vanguard Group(1)	96,578,365	16.11%

Blackrock, Inc.(2)	62,292,700	10.39%

Cohen & Steers, Inc.(3)	57,464,854	9.59%

Norges Bank (The Central Bank of Norway)(4)	52,861,723	8.82%

State Street Corporation(5)	38,526,674	6.43%

Directors, Director Nominees and NEOs

Jana Cohen Barbe(6)	33,652	*

Michael D. Fascitelli(6)	80,982	*

H. Wyman Howard III(6)	8,986	*

Kellyn Smith Kenny(6)	5,584	*

Jeffrey E. Kelter(6)	57,286	*

Joseph D. Margolis(6)	31,915	*

John B. Rhea(6)	62,602	*

Frances Aldrich Sevilla-Sacasa(6)	16,569	*

Dallas B. Tanner(7)	819,730	*

Keith D. Taylor(6)	16,569	*

Jonathan S. Olsen(7)	40,008	*

Timothy J. Lobner	117,886	*

Charles D. Young(8)	368,849	*

Scott G. Eisen	25,968	*

Mark A. Solls(7)	273,030	*

All current Directors and Executive Officers as a Group (14 persons)(9)	1,590,767	*
* Less	than 1%.

(1)

As reported in a Schedule 13G/A filed with the SEC on February 13, 2024, on behalf of The Vanguard Group, The Vanguard Group has sole voting power with respect to 0 shares of our common stock, shared voting power with respect to 1,256,693 shares of our common stock, sole dispositive power with respect to 93,561,807 shares of our common stock, and shared dispositive power with respect to 3,016,558 shares of our common stock. The address of The Vanguard Group is: 100 Vanguard Blvd., Malvern, PA 19355.

(2)

As reported in a Schedule 13G/A filed with the SEC on August 7, 2024, on behalf of BlackRock, Inc. and its wholly owned subsidiaries identified therein, BlackRock, Inc. has sole voting power with respect to 56,493,251 shares of our common stock, shared voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 62,292,700 shares of our common stock, and shared dispositive power with respect to 0 shares of our common stock. The address of BlackRock, Inc. is: 50 Hudson Yards, New York, NY 10001.

(3)

As reported in a Schedule 13G/A filed with the SEC on February 13, 2026, jointly by Cohen & Steers, Inc., Cohen & Steers Capital Management, Inc., Cohen & Steers UK Ltd, Cohen & Steers Asia Ltd, and Cohen & Steers Ireland Ltd. Cohen & Steers, Inc. holds a 100% interest in Cohen & Steers Capital Management, Inc., Cohen & Steers UK Ltd., Cohen & Steers Asia Ltd., and Cohen & Steers Ireland Ltd. Cohen & Steers, Inc. has sole voting power with respect to 43,398,454 shares of our common stock, shared voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 57,464,854 shares of our common stock, and shared dispositive power with respect to 0 shares of our common stock. Address of Principal Business Office for Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is: 1166 Avenue of the Americas, 30th Floor, New York, NY 10036. The principal address for Cohen & Steers UK Ltd. is: The Burlian, 2nd Floor, 3 Dering Street, London, United Kingdom W1S 1AA. The principal address for Cohen & Steers Asia Ltd. is: 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central, Hong Kong. The principal address for Cohen & Steers Ireland Ltd. is: Suite G01, 81Merrion Square South, Dublin 2, D02 NR12, Ireland.

100

Ownership of Securities

(4)

As reported in a Schedule 13G/A filed with the SEC on October 8, 2024, on behalf of Norges Bank (The Central Bank of Norway), Norges Bank has sole voting power with respect to 51,443,083 shares of our common stock, shared voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 51,443,083 shares of our common stock, and shared dispositive power with respect to 1,418,640 shares of our common stock. The address of Norges Bank is: Bankplassen 2, PO Box 1179 Sentrum, NO 0107, Oslo, Norway.

(5)

As reported in a Schedule 13G filed with the SEC on January 30, 2024, on behalf of State Street Corporation and its wholly owned subsidiaries identified therein, State Street Corporation has sole voting power with respect to 0 shares of our common stock, shared voting power with respect to 22,571,794 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock, and shared dispositive power with respect to 38,445,474 shares of our common stock. The address of State Street Corporation is: State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114.

(6)	For our directors, includes 5,584 RSUs, representing each director’s 2025 annual RSU award, scheduled to vest within 60 days of the Record Date.

(7)

Includes the number of shares of the Company’s common stock that could be issued if the OP Units under the 2019 Outperformance Program, and the 2022 outperformance program beneficially owned by a person listed in the table are converted into common limited partnership units of Operating Partnership, which in turn are redeemed for shares of the Company’s common stock on a one-for-one basis, and the Company elects to issue shares of common stock in exchange for such common limited partnership units of the Operating Partnership rather than pay cash upon such redemption, as follows: Mr. Tanner—271,250; Mr. Olsen—12,978; Mr. Lobner—59,565; and Mr. Solls—83,056. Beneficial ownership calculations assume that all such OP Units are converted into common limited partnership units of the Operating Partnership, which in turn are redeemed for shares of the Company’s common stock. See “Compensation Discussion and Analysis—Determination of Compensation—Outperformance Equity-Based Awards” for additional details of these awards.

(8)

Former executive officer. Reflects amount of our common stock beneficially owned as reported on Form 4 filed with the SEC on March 4, 2025 and number of OP Units as reported on Form 4 filed with the SEC on April 8, 2025.

(9)	Does not include Mr. Young as he is a former executive officer.

2026 Proxy Statement	101

Transactions with Related Persons

Indemnification Agreements

Our directors and executive officers are parties to indemnification agreements. These agreements require us to indemnify these individuals to the fullest extent permitted by Maryland law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

Policy Regarding Transactions with Related Persons

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written Policy Regarding Transactions with Related Persons. Our related person transactions policy requires that a “related person” (as defined in Item 404(a) of Regulation S-K of the Exchange Act) must promptly disclose to the Office of our Chief Legal Officer any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Office of the Chief Legal Officer will then promptly communicate such information to the Audit Committee or another independent body of the Board consisting of independent directors who are disinterested to approve or ratify the related person transaction.

Each related person transaction shall either be approved or ratified by the Audit Committee or another independent body of the Board consisting of independent directors who are disinterested, as applicable, taking into consideration such relevant facts and circumstances as it shall deem appropriate, which may include:

•	the relationship of the related person to the Company;

•	the nature and extent of the related person’s interest in the transaction;

•	the material terms of the transaction;

•	the importance and fairness of the transaction both to the Company and to the related person;

•	the business rationale for engaging in the transaction;

•	whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;

•	whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and

•	any other matters that disinterested members of the Audit Committee or another independent body of the Board consisting of independent directors who are disinterested, as applicable, deem appropriate.

The Audit Committee or another independent body of the Board consisting of independent directors who are disinterested shall also consider whether any such transaction involving a non-employee director or nominee for director would compromise such director’s status as an independent director under the rules of the NYSE, including any additional independence requirements specific to a committee set forth in such rules if such non-employee director or nominee serves or is expected to serve on such committee, or the Company’s independence standards included in our Corporate Governance Guidelines, as a “non-employee director” under Rule 16b-3 under the Exchange Act if such director serves on our Compensation and Management Development Committee or as an independent director under Rule 10A-3 of the Exchange Act if such director serves on our Audit Committee.

It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest. Further, any employment relationship or transaction involving an executive officer of the Company or any related compensation must be approved by the Compensation and Management Development Committee or recommended by the Committee to the Board for its approval.

102

Stockholder Proposals for the 2027 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2027 Annual Meeting, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary, Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Secretary on or before November 26, 2026. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the 2027 Annual Meeting, a stockholder must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not earlier than the 150th day and not later than 5:00 p.m. Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Therefore, to be presented at our 2027 Annual Meeting, such a proposal must be received on or after October 27, 2026, but not later than November 26, 2026. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. The proxy solicited by the Board for the 2027 Annual Meeting will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals that are considered untimely.

In addition, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, if a stockholder intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws for the 2027 Annual Meeting, then such stockholder must provide proper written notice that sets forth the information required by Rule 14a-19 under the Exchange Act to our Secretary, subject to the requirements and deadlines above. The requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under our Bylaws as described in this section and shall not extend any deadline set forth under the Bylaws.

For information regarding submission of a director nominee using the Company’s proxy access bylaw, see “The Board of Directors and Certain Governance Matters—Director Nomination Process.”

2026 Proxy Statement	103

Company Documents

We make available, free of charge on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after they are filed with or furnished to the SEC. These filings are available on our investor website at: www.invh.com under “Filings.” Copies of our Proxy Statement, form of proxy and our Annual Report, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Office of the Corporate Secretary, Invitation Homes Inc., 5420 LBJ Freeway, Suite 600, Dallas, Texas 75240; telephone: (972) 421-3600.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Other Business

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Mark A. Solls

Executive Vice President, Chief Legal Officer and Secretary

104

ANNEX A

Non-GAAP Reconciliations

RECONCILIATION OF TOTAL REVENUES TO SAME STORE CORE REVENUES, FULL YEAR
(in thousands) (unaudited)	FY 2025	FY 2024

Total revenues (total portfolio)	$2,729,296	$2,618,942

Management fee revenues	(87,339)	(69,978)

Total portfolio resident recoveries	(177,336)	(155,429)

Total Core revenues (total portfolio)	2,464,621	2,393,535

Non-Same Store Core revenues	(203,959)	(185,679)

Same Store Core revenues	$2,260,662	$2,207,856

Forward-Looking Statements

This Proxy Statement contains forward-looking statements, which include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including those described in our 2025 Form 10-K, as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC’s website at https://www.sec.gov. The forward-looking statements speak only as of the date of this Proxy Statement, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.

2026 Proxy Statement	A-1

ANNEX B

INVITATION HOMES INC.

2026 OMNIBUS INCENTIVE PLAN

1.   Purpose. The purpose of the Invitation Homes Inc. 2026 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2.   Definitions. The following definitions shall be applicable throughout the Plan.

(a)   “Absolute Share Limit” means the sum of (i) 17,500,000 shares of Common Stock, plus (ii) any shares of Common Stock available for issuance under the Prior Plan as of the Effective Date, plus (iii) any shares of Common Stock which, as of the Effective Date, are subject to Prior Plan Awards which, on or following the Effective Date, become available for issuance under the Plan pursuant to Section 5(c) of the Plan.

(b)   “Adjustment Event” has the meaning given to such term in Section 14(a) of the Plan.

(c)   “Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(d)   “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, OP Unit, Other Equity-Based Award, and Cash-Based Incentive Award granted under the Plan.

(e)   “Award Agreement” means the document or documents by which each Award (other than a Cash-Based Incentive Award) is evidenced, which may be in written or electronic form.

(f)   “Board” means the Board of Directors of the Company.

(g)   “Cash-Based Incentive Award” means an Award denominated and/or payable in cash that is granted under Section 12 of the Plan.

(h)   “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, “Cause,” as defined in any employment or consulting agreement between the Participant and the Service Recipient or severance plan in which the Participant participates, in any case, in effect at the time of such Termination; or in the absence of any such employment or consulting agreement or participation in a severance plan (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results in, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

(i)   “Change in Control” means:

(i)  the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of

2026 Proxy Statement	B-1

ANNEX B

Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock; or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii)   during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

Notwithstanding anything to the contrary in the Plan, the occurrence of any of clauses (i), (ii) or (iii) which occurs solely as a result of an Internal Reorganization as defined in Section 14(c) of the Plan shall not constitute a Change in Control.

(j)   “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k)   “Committee” means the Compensation and Management Development Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(l)   “Common Stock” means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m)  “Company” means Invitation Homes Inc., a Maryland corporation, and any successor thereto, including any entity that is a constituent party in any merger or other combination involving the Company and that survives or succeeds as a publicly traded entity (including, without limitation, by virtue of a triangular merger structure) as part of any Internal Reorganization or other restructuring.

(n)   “Company Group” means, collectively, the Company and its Subsidiaries.

(o)   “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(p)   “Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(q)   “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; or (iii) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group.

B-2

ANNEX B

(r)   “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability,” as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the occupation at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion.

(s)   “Effective Date” means [●]1.

(t)   “Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(u)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(v)   “Exempt Securities” has the meaning given to such term in Section 5(b) of the Plan.

(w)  “Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

(x)   “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(y)   “GAAP” has the meaning given to such term in Section 7(d) of the Plan.

(z)   “Immediate Family Members” has the meaning given such term in Section 16(b) of the Plan.

(aa)   “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(bb)   “Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

(cc)   “Internal Reorganization” has the meaning given to such term in Section 14(c) of the Plan.

(dd)   “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(ee)   “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(ff)    “OP Unit” means an Award granted under Section 10 of the Plan.

[1]	To be the date of stockholder approval.

2026 Proxy Statement	B-3

ANNEX B

(gg)   “Operating Partnership” means Invitation Homes Operating Partnership LP, a Delaware limited partnership and the entity through which the Company conducts its business and that has elected to be treated as a partnership for federal income tax purposes, and any successor entity (or such other limited partnership designated as the “Operating Partnership” by the Board from time to time).

(hh)   “Option” means an Award granted under Section 7 of the Plan.

(ii)    “Option Period” has the meaning given to such term in Section 7(c) of the Plan.

(jj)    “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, that is granted under Section 11 of the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.

(kk)   “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(ll)    “Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 13 of the Plan.

(mm)  “Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(nn)   “Performance Formula” means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(oo)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(pp)   “Performance Period” means the one or more periods of time of not less than twelve (12) months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(qq)   “Permitted Transferee” has the meaning given to such term in Section 16(b) of the Plan.

(rr)   “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(ss)   “Plan” means this Invitation Homes Inc. 2026 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.

(tt)   “Prior Plan” means the Invitation Homes Inc. 2017 Omnibus Incentive Plan.

(uu)  “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

(vv)  “Qualifying Director” means a person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(ww)   “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

(xx)  “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(yy)  “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without

B-4

ANNEX B

limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(zz)  “SAR Period” has the meaning given to such term in Section 8(c) of the Plan.

(aaa) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(bbb) “Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(ccc) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ddd) “Strike Price” has the meaning given to such term in Section 8(b) of the Plan.

(eee) “Subsidiary” means, with respect to any specified Person:

(i)  any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)  any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner (or functional equivalent thereof) of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(fff)  “Substitute Award” has the meaning given to such term in Section 5(e) of the Plan.

(ggg) “Sub-Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(hhh) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death).

3.   Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.   Administration.

(a)  The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)  Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the

2026 Proxy Statement	B-5

ANNEX B

Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, which need not be not uniform for all Participants; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock or OP Units, as applicable, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)  Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except with respect to grants of Awards to persons who are Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act related to Persons who are subject to Section 16 of the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.

(d)  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)  No member of the Board, the Committee or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing

B-6

ANNEX B

right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f)  Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.   Grant of Awards; Shares Subject to the Plan; Limitations.

(a)  The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b)  As of the Effective Date, the Company will cease granting awards under the Prior Plan; provided, however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Awards granted under this Plan shall be subject to the following limitations: (i) subject to Section 14 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit shall be available for Awards under the Plan (excluding those shares of Restricted Stock or OP Units received by Participants in exchange for (or in redemption of) partnership interests issued prior to the adoption of the Prior Plan (such shares of Restricted Stock or OP Units, the “Exempt Securities”)); (ii) subject to Section 14 of the Plan, grants of Options or SARs under the Plan in respect of no more than 2,000,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 14 of the Plan, no more than the number of shares of Common Stock equal to the sum of (x) 17,500,000 shares of Common Stock, plus (y) any shares of Common Stock available for issuance under the Prior Plan as of the Effective Date may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 14 of the Plan, no more than 3,000,000 shares of Common Stock (excluding the Exempt Securities) may be issued in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 13 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share-denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; and (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $1,500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). Unless the Committee shall otherwise determine, shares of Common Stock delivered by the Company or its Affiliates upon exchange of OP Units or other equity securities of any Subsidiary of the Company that have been issued under the Plan or Prior Plan shall be issued under the Plan.

(c)  Other than with respect to Substitute Awards, to the extent that an Award or Prior Plan Award expires or is cancelled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award or Prior Plan Award related, the undelivered shares will again be available for grant. Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added to the shares of Common Stock authorized for grant under Section 5(b) and shall not be available for subsequent Awards under the Plan: (i) shares of Common Stock subject to a Stock Appreciation Right (or any Prior Plan Award that is a stock appreciation right) that are not issued in connection with the stock settlement of the Stock Appreciation Right (or applicable Prior Plan Award) on exercise thereof; (ii) shares of Common Stock purchased on the open market with the cash proceeds from the exercise of Options (or any Prior Plan Award that is a stock option); or (iii) shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant, or otherwise withheld or surrendered, to satisfy (x) the applicable Exercise Price of an Option (or any Prior Plan Award that is a stock option) and/or (y) any applicable tax withholding obligation relating to an Award or Prior Plan Award.

2026 Proxy Statement	B-7

ANNEX B

(d)  Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e)  Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6.   Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7.   Options.

(a)  General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)  Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c)  Vesting and Expiration.

(i)  Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

(ii)  Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.

(d)  Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the

B-8

ANNEX B

Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and any federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are statutorily required to be withheld in accordance with Section 16(d) of the Plan. Any fractional shares of Common Stock shall be settled in cash.

(e)  Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f)  Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.   Stock Appreciation Rights.

(a)  General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)  Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c)  Vesting and Expiration.

(i)  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee.

2026 Proxy Statement	B-9

ANNEX B

(ii)  SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.

(d)  Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)  Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9.   Restricted Stock and Restricted Stock Units.

(a)  General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)  Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 16(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9, Section 16(b), and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than, or in addition to, the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c)  Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee.

(d)  Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i)  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation)

B-10

ANNEX B

evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)  Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(e)  Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE INVITATION HOMES INC. 2026 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN INVITATION HOMES INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF INVITATION HOMES INC.

10.   OP Units.

(a)  General. Awards may be granted under the Plan in the form of undivided fractional limited partnership interests in the Operating Partnership of one or more classes (“OP Units”) established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, shares of Common Stock. OP Units awarded under the Plan may be (i) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or shares of Common Stock, or (ii) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of OP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Participant in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its Subsidiaries.

(b)  Share Calculations. For purposes of calculating the number of shares of Common Stock underlying an award of OP Units relative to the total number of shares of Common Stock available for issuance under the Plan, the Committee shall establish in good faith the maximum number of shares of Common Stock to which a Participant receiving such award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations,

2026 Proxy Statement	B-11

ANNEX B

value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Common Stock underlying such awards of OP Units shall be reduced accordingly by the Committee, and the number of shares of Common Stock shall be increased by one (1) share of Common Stock for each share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine: (i) the eligible Participants to whom, and the time or times at which, awards of OP Units shall be made; (ii) the number of OP Units to be awarded; (iii) the price, if any, to be paid by the Participant for the acquisition of such OP Units (which may be less than the fair value of the OP Unit); and (iv) the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion (or any other Performance Criteria). The Committee may allow awards of OP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 10.

(c)  Dividends and Distributions. Notwithstanding Section 16(c), to the extent provided in an Award Agreement, the holder of OP Units shall be entitled to be credited with dividend or dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock or other distributions from the Operating Partnership in the form of, in the sole discretion of the Committee, cash, shares of Common Stock or limited partnership interests having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying OP Units are settled following the date on which the restrictions and conditions applicable to the award of such OP Units lapse, and if such OP Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

11.   Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement, including, without limitation, those set forth in Section 16(a) of the Plan.

12.    Cash-Based Incentive Awards. The Committee may grant Cash-Based Incentive Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Cash-Based Incentive Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Cash-Based Incentive Award shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Cash-Based Incentive Award.

13.   Performance Compensation Awards.

(a)   General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award.

(b)   Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e).

(c)   Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and may include, but are not limited to, any of the following, which may be determined in accordance with GAAP or on a non-GAAP basis:

B-12

ANNEX B

(i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins (including, but not limited to, core NOI margin); (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) cost and expenditure measures (including, but not limited to, average capital expenditures per home, average gross cost to maintain a home, or average maintenance and turnover expense per home); (xiv) operating efficiency; (xv) funds from operations (including, but not limited to, Core FFO); (xvi) objective measures of customer/client/tenant satisfaction; (xvii) working capital targets; (xviii) measures of economic value added or other ‘value creation’ metrics; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii) lease performance measures (including, but not limited to, average monthly rent, or measures of new and renewal lease spreads such as net effective rental rate growth); (xxiii) occupancy measures (including, but not limited to, average occupancy, or retention of existing customers/clients/tenants); (xiv) competitive market metrics; (xv) employee retention; (xvi) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxvii) comparisons of continuing operations to other operations; (xxviii) market share; (xxix) cost of capital, debt leverage year-end cash position or book value; (xxx) strategic objectives; (xxxi) any other objective or subjective Performance Criteria specified by the Committee; or (xxxii) any combination of the foregoing. The Committee may specify any reasonable definition of the Performance Criteria that it uses, and any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.

(d)   Modification of Performance Goal(s). Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (vii) foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; (ix) a change in the Company’s fiscal year and (x) any other adjustments specified by the Committee.

(e)   Payment of Performance Compensation Awards.

(i)   Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)   Limitation. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (A) the Performance Goals for such period are achieved, and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

2026 Proxy Statement	B-13

ANNEX B

(iii)   Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance

Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may make such adjustments to the amount of the Performance Compensation Award earned as it determines in its sole discretion.

(f)   Timing of Award Payments. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 13. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is a Cash-Based Incentive Award, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee; or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii) of the Plan).

14.   Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Cash-Based Incentive Awards):

(a)   General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals); provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 14 shall be conclusive and binding for all purposes.

(b)   Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i)   substitution or assumption of Awards, acceleration of the vesting of, exercisability of, lapse of restrictions on, or termination of, Awards, or, with respect to Awards subject to exercise, establishment of a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise such outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon such Change in Control); and

(ii)   cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest

B-14

ANNEX B

as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event pursuant to clause (i) above), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be cancelled and terminated without any payment or consideration therefor).

For purposes of clause (i) above, an award will be considered granted in substitution of an Award if it has an equivalent value (as determined consistent with clause (ii) above) with the original Award, whether designated in securities of the acquiror in such Change in Control transaction (or an Affiliate thereof), or in cash or other property (including in the same consideration that other stockholders of the Company receive in connection with such Change in Control transaction), and retains the vesting schedule applicable to the original Award.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c)   Internal Reorganization. Notwithstanding anything to the contrary contained herein, (i) no payments or benefits or acceleration of payments, benefits or vesting will become payable or accelerated, as applicable, hereunder or under any Award Agreement or be triggered for any purpose in the event of any internal reorganization (whether by merger, consolidation, reorganization, combination, contribution, distribution, asset transfer or otherwise) or restructuring involving the Company or any of its Affiliates, including any such reorganization or restructuring pursuant to a merger or other combination involving the Company in which an Affiliate of the Company survives or succeeds as a publicly-traded entity (including, without limitation, by virtue of a triangular merger structure) and/or any such reorganization or restructuring undertaken in connection with implementation of an umbrella partnership REIT or downREIT structure (an “Internal Reorganization”), (ii) in connection with any Internal Reorganization, the Committee shall have the authority to transfer and assign the Plan and all related agreements, including Award Agreements, to a direct or indirect Subsidiary of the Company as part of such Internal Reorganization, subject to compliance with applicable law, and (iii) if any Internal Reorganization results in a transfer of a Participant’s service from the Company to one of its direct or indirect Subsidiaries, such a transfer shall not be considered or interpreted as a termination of employment or separation from service under any other similar provision that addresses an involuntary termination of employment or service.

(d)   Other Requirements. Prior to any payment or adjustment contemplated under this Section 14, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(e)   Fractional Shares. Any adjustment provided under this Section 14 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(f)   Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 14 shall be conclusive and binding for all purposes.

15.   Amendments and Termination.

(a)   Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to

2026 Proxy Statement	B-15

ANNEX B

comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 14 of the Plan); or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to Section 15(c) of the Plan without stockholder approval.

(b)   Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 14, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

(c)   No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 14 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

16.   General.

(a)   Award Agreements. Each Award (other than a Cash-Based Incentive Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)   Nontransferability.

(i)   Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)   Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are

B-16

ANNEX B

eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)   The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c)   Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs, or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than, or in addition to, the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d)   Tax Withholding.

(i)   A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

(ii)   Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy, all or any portion of the minimum income, employment and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(iii)   The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow Participants to satisfy, in whole or in part, any additional income, employment and/or other applicable taxes payable by them with respect to an Award by electing

2026 Proxy Statement	B-17

ANNEX B

to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant s relevant tax jurisdictions).

(e)   Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, no Award (or portion thereof) granted hereunder on and after the Effective Date shall vest earlier than the first anniversary of the date the Award is granted; provided, however, that the foregoing shall not apply to: (i) Substitute Awards; (ii) Awards delivered in lieu of fully-vested cash awards or payments; (iii) Awards delivered in lieu of cash compensation otherwise payable to a Non-Employee Director, where such Non-Employee Director has elected to receive an Award in lieu of such cash compensation; (iv) Awards granted to Non-Employee Director for which the vesting period runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders and which is at least 50 weeks after the immediately preceding year’s annual meeting; or (v) any other Awards that result in the issuance of an aggregate of up to 5% of the sum of (A) 17,500,000 shares of Common Stock, plus (B) any shares of Common Stock available for issuance under the Prior Plan as of the Effective Date. In addition, the Committee may provide that such one-year vesting restrictions may lapse or be waived upon the Participant’s Termination and/or in connection with a Change in Control.

(f)   Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(g)   No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(h)   International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

(i)   Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

B-18

ANNEX B

(j)   Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(k)   No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(l)   Government and Other Regulations.

(i)   The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of any member of the Company Group issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)   The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof cancelled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable) over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of

2026 Proxy Statement	B-19

ANNEX B

Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof; or (B) in the case of Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, or the underlying shares in respect thereof.

(m)   No Section 83(b) Elections Without Consent of Company. Except with respect to OP Units, no election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock or OP Units under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(n)   Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(o)   Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(p)   No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(q)   Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(r)   Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(s)   Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER

(t)   Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would

B-20

ANNEX B

disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(u)   Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company (or as otherwise contemplated in connection with any Internal Reorganization).

(v)   Section 409A of the Code.

(i)   Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii)   Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)   Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(w)   Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, including, without limitation, the Invitation Homes Inc. Incentive Compensation Clawback Policy; and (ii) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(x)   Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i)   cancellation of any or all of such Participant’s outstanding Awards; or

2026 Proxy Statement	B-21

ANNEX B

(ii)   forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and to repay any such gain to promptly to the Company.

(y)   Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(z)   Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

B-22

A LEASE THAI COMES WITH MORE.

UNLOCK
THE
POWER
OF
HOME.
2009
Tohoqua
Orlando, FL
Atlanta | Carolinas | Chicago | Dallas | Denver | Houston | Jacksonville | Las Vegas | Minneapolis
Northern California | Orlando | Phoenix | South Florida | Southern California | Seattle | Tampa
invitation homes
@invitationhomes
BBB

UNLOCK THE POWER OF HOME. Atlanta Carolinas Chicago Dallas Denver Houston Jacksonville Las Vegas Minneapolis Northern California Orlando Phoenix South Florida Southern California Seattle Tampa Tahoua Orlando, FL

INVITATION HOMES INC. 5420 LBJ FREEWAY SUITE 600 DALLAS, TEXAS 75240

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 6, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/INVH2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 6, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received no later than May 6, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89199-P46765      KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

INVITATION HOMES INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote “FOR” the election of each of the director nominees in Proposal 1.	☐	☐	☐

1. To elect director nominees:

01) Michael D. Fascitelli	06) Kellyn Smith Kenny
02) Dallas B. Tanner	07) Joseph D. Margolis
03) Jana Cohen Barbe	08) Frances Aldrich Sevilla-Sacasa
04) H. Wyman Howard III 05) Jeffrey E. Kelter	09) Keith D. Taylor

The Board of Directors recommends that you vote “FOR” Proposals 2, 3 and 4.	For	Against	Abstain

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.	☐	☐	☐

3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.	☐	☐	☐

4. To approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan.	☐	☐	☐

NOTE: To consider such other business as may properly come before the 2026 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V89200-P46765

INVITATION HOMES INC.

Annual Meeting of Stockholders

May 7, 2026 9:30 AM, Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael D. Fascitelli, Dallas B. Tanner, Jonathan S. Olsen, and Mark A. Solls, or any of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as presented on the reverse side, all of the shares of common stock of Invitation Homes Inc. which the undersigned is entitled to vote and, in their discretion, to vote upon such other matters as may properly come before the 2026 Annual Meeting of Stockholders of Invitation Homes Inc. to be held on May 7, 2026 (the “Annual Meeting”) or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, but the card is signed, this proxy card will be voted in accordance with the Board of Directors’ recommendations, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side